Exhibit 10.2

*** Confidential treatment has been requested for portions of this exhibit. The copy filed herewith redacts the information subject to the confidentiality request. Pages where confidential treatment has been requested are marked “*** Confidential Treatment Requested” and the redacted material has been separately filed with the Securities and Exchange Commission. All redacted material has been marked by three asterisks (***).

LOAN AGREEMENT

by and among

RL VENTURE HOLDING LLC; RL BEND, LLC; RL BOISE, LLC; RL COOS BAY, LLC; RL EUREKA, LLC; RL OLYMPIA, LLC; RL PASCO, LLC; RL PORT ANGELES, LLC; RL POST FALLS, LLC; RL REDDING, LLC; RL RICHLAND, LLC;
RL SALT LAKE, LLC; and RL SPOKANE, LLC, each a Delaware limited liability company individually a Borrower and collectively, the Borrowers,
PACIFIC WESTERN BANK
a California state-chartered bank, as Agent

and

the Lenders party hereto from time to time

TABLE OF CONTENTS

Article    Page

ARTICLE 1 CERTAIN DEFINITIONS.    5
ARTICLE 2 THE LOAN; INTEREST RATE; PAYMENTS.    30
Section 2.1    Evidence of Loan    30
Section 2.2    Initial Advance of the Loan; Loan Origination Fee    31
Section 2.3    Interest Rate    31
Section 2.4    Past Due Charge and Default Interest Rate    31
Section 2.5    Payments of Principal and Interest; Fees    32
Section 2.6    Maturity Date    33
Section 2.7    Prepayment and Repayment Fees    33
Section 2.8    Indebtedness Absolute; No Offset; Waiver    34
Section 2.9    Lawful Limits    35
Section 2.10    Increased Costs; Capital Adequacy    36
Section 2.11    Interest Rate Protection    37
Section 2.12    Extension of Maturity Date    39
ARTICLE 3 ACCOUNTS AND RESERVES.    41
Section 3.1    Security Grant    41
Section 3.2    Reserves    42
Section 3.3    Operating Account and Lender Account    50
Section 3.4    Application of Operating Revenues    51
ARTICLE 4 REPRESENTATIONS AND WARRANTIES    53
Section 4.1    Representations and Warranties    53
Section 4.2    Continuation of Representations and Warranties    60
ARTICLE 5 BORROWER COVENANTS.    60
Section 5.1    Performance of Obligations    60
Section 5.2    Existence; Compliance with Legal Requirements    60
Section 5.3    Single Purpose Entity    61
Section 5.4    Compliance with Non-Consolidation Opinion Assumptions    61
Section 5.5    ERISA    61
Section 5.6    Defense and Notice of Actions and Certain Other Events    62
Section 5.7    Right of Inspection; Due Diligence    62
Section 5.8    Liens    62
Section 5.9    Further Assurances; Supplemental Affidavits    63
Section 5.10    Financial Reporting    63
Section 5.11    Taxes    66
Section 5.12    Insurance    66
Section 5.13Disposition of Insurance and Condemnation Proceeds and Damages      68
Section 5.14    Maintenance and Preservation of the Property    70
Section 5.15    Membership Interest Sale Price    72
Section 5.16    Proceedings to Enjoin    72
Section 5.17    Distributions    72
Section 5.18    Transfer or Encumbrance of the Property    72
Section 5.19    Leases    73
Section 5.20    Prohibition Against Additional Recordings    74
Section 5.21    Change in Name    74
Section 5.22    Debt Cancellation; Settlement of Claims    75
Section 5.23    Affiliate Transactions    75
Section 5.24    Limitation on Issuance of Equity Interests    75
Section 5.25    Compliance    75
Section 5.26    Debt Service Coverage Ratio    75
Section 5.27    Loan to Value Ratio    75
Section 5.28    Anti-Terrorism; OFAC; Patriot Act    76
Section 5.29    Material Contracts    76
Section 5.30    Limitation on Debt    76
Section 5.31    Interest Rate Protection Agreement    76
Section 5.32    Approved Operating Budget    77
Section 5.33    Replacement Note    77
Section 5.35    Credit Card Processors    78
Section 5.36    Property Management Agreement.    78
Section 5.37    Restrictions on Payment of Affiliate Fees    79
Section 5.38    Contribution Provisions    79
Section 5.39    Loan Assumption    83
Section 5.40    Property Use    83
Section 5.41    Ground Lease    84
ARTICLE 6 DEFAULTS.    85
Section 6.1    Event of Default    85
Section 6.2    Remedies Conferred upon Agent    88

Section 6.3	Right of Agent to Make Advances to Cure Event of Defaults; Obligatory Advances 89
Section 6.4    Payment of Costs, Expenses and Attorneys’ Fees    89
Section 6.5    Remedies Cumulative; No Waiver    90
Section 6.6    Severance    91
Section 6.7    Default Rate    91
ARTICLE 7 MISCELLANEOUS.    92
Section 7.1    Notices    92
Section 7.2    Reimbursement for Expenses    93
Section 7.3    Indemnity    93
Section 7.4    Amendments and Waivers    94
Section 7.5    Invalid Provisions    95
Section 7.6    Loan Agreement Provisions Control over Other Instruments    95
Section 7.7    Approvals; Third Parties; Conditions    95
Section 7.8    Agent Not in Control; No Partnership    95
Section 7.9    Time of the Essence    96
Section 7.10    Successors and Assigns    96
Section 7.11    Renewal, Extension or Rearrangement    96
Section 7.12    Cumulative Rights    96
Section 7.13    Singular and Plural; Phases; Construction.    97
Section 7.14    Exhibits; Schedules; and Recitals    97
Section 7.15    Titles of Articles, Sections and Subsections    97
Section 7.16    Survival    97
Section 7.17    Representation by Legal Counsel    97
Section 7.18    Waiver of Jury Trial    97
Section 7.19    Governing Law    98
Section 7.20    Waivers    99
Section 7.21    Entire Agreement    99
Section 7.22    Injunctive Relief    99
Section 7.23    Counterparts    99
Section 7.24    Joint and Several    100
Section 7.25    Assignments, Participations, and Syndications    101

Section 7.26	Limitation on Liability of Agent’s and Lenders’ Members, Employees, etc 104
Section 7.27    Confidentiality and Publicity    104
Section 7.28    Estoppel Certificates    105
Section 7.29    Retention of Servicer    105
Section 7.30    Taxes    105
Section 7.31    Refinancing Right of First Offer    107
ARTICLE 8 ADMINISTRATIVE AGENT.    107
Section 8.1    Appointment and Authorization    107
Section 8.2    Agent to act as Agent    108
Section 8.3    Agent’s Reliance, Etc    109
Section 8.4    Indemnification of Agent    109
Section 8.5    Removal and Resignation    110
Section 8.6    Notice of Defaults    111
Section 8.7    Expenses    111

EXHIBITS
Exhibit A    Legal Description of the Properties Exhibit A-1    Legal Description of the Bend Property Exhibit A-2    Legal Description of the Boise Property
Exhibit A-3    Legal Description of the Coos Bay Property Exhibit A-4    Legal Description of the Eureka Property Exhibit A-5    Legal Description of the Olympia Property Exhibit A-6    Legal Description of the Pasco Property Exhibit A-7    Legal Description of the Port Angeles Property Exhibit A-8    Legal Description of the Post Falls Property Exhibit A-9    Legal Description of the Redding Property Exhibit A-10    Legal Description of the Richland Property Exhibit A-11    Legal Description of the Salt Lake Property Exhibit A-12    Legal Description of the Spokane Property Exhibit B    Draw Procedures
Exhibit C    Definition of Single Purpose Entity
Exhibit D    Insurance Policies
Exhibit E    Allocated Loan Amount
Exhibit F    Property Improvement Plan and Budget

SCHEDULES
Schedule A    Operating Accounts (PropCo Borrowers)
Schedule B    Surveys
Schedule 1.1(d)    Environmental Reports Schedule 3.2(d)    Deferred Maintenance Items Schedule 4.1(b)    Organizational Chart
Schedule 4.1(q)    Permitted Debt (Trade Payables)
Schedule 4.1(bb)    Rent Roll
Schedule 4.1(dd)    Material Contracts
Schedule 5.32(b)    Operating Budget 2014

LOAN AGREEMENT

THIS LOAN AGREEMENT (this “Agreement”) is entered into as of January 15, 2015, by RL VENTURE HOLDING LLC, a Delaware limited liability company (“Holding”), RL BEND, LLC, a Delaware limited liability company (“Bend PropCo”), RL BOISE, LLC, a Delaware limited liability company (“Boise PropCo”), RL COOS BAY, LLC, a Delaware limited liability company (“Coos Bay PropCo”), RL EUREKA, LLC, a Delaware limited liability company (“Eureka PropCo”), RL OLYMPIA, LLC, a Delaware limited liability company (“Olympia PropCo”), RL PASCO, LLC, a Delaware limited liability company (“Pasco PropCo”), RL PORT ANGELES, LLC, a Delaware limited liability company (“Port Angeles PropCo”), RL POST FALLS, LLC, a Delaware limited liability company (“Post Falls PropCo”), RL REDDING, LLC, a Delaware limited liability company (“Redding PropCo”), RL RICHLAND, LLC, a Delaware limited liability company (“Richland PropCo”), RL SALT LAKE, LLC, a Delaware limited liability company (“Salt Lake PropCo”), RL SPOKANE, LLC, a Delaware limited liability company (“Spokane PropCo”, and together with Holding, Bend PropCo, Boise PropCo, Coos Bay PropCo, Eureka PropCo, Olympia PropCo, Pasco PropCo, Port Angeles PropCo, Post Falls PropCo, Redding PropCo, Richland PropCo and Salt Lake PropCo and their permitted successors and assigns, jointly and severally, individually and collectively, “Borrower”, and collectively, “Borrowers”), the financial institution(s) listed on the signature pages hereof and their respective permitted successors and assigns (each individually a “Lender” and referred to herein collectively as the “Lenders”) and PACIFIC WESTERN BANK, a California state-chartered bank, its successors and assigns, for itself as a Lender and as administrative agent for the Lenders (in such capacity, “Agent”).

R E C I T A L S

WHEREAS, Borrower has requested that Lender make a loan in the maximum principal amount of Eighty Million and 00/100 Dollars ($80,000,000.00) (the “Loan”) to be secured by, among other things, a first lien deed of trust and/or mortgage on each of those certain real properties legally described on Exhibit A attached hereto; and

WHEREAS, Lenders have agreed to make the Loan upon completion of Lenders’ standard legal and business due diligence, satisfaction by Borrower of all the conditions precedent and receipt of final loan documents acceptable to Agent, Lenders and Borrower.

NOW, THEREFORE, in consideration of the above recitals and for other good and valuable consideration, Agent, Lenders and Borrower hereby agree as follows.

ARTICLE 1 CERTAIN DEFINITIONS.
As used herein, the following terms have the meanings indicated:

“Acceptable Counterparty” has the meaning given to such term in Section 2.11(a).

“Affiliate” means, with respect to any Borrower Party: (i) any other Borrower Party, or
(ii) any Person that directly or indirectly (a) owns (excluding ownership of any Equity Interests that are publicly-traded) more than ten percent (10%) of, or (b) is Controlling, Controlled by, or under direct or indirect common Control with, Borrower or any Borrower Party (except for Control by ownership of Equity Interests that are publicly-traded), or (iii) any director, officer or manager of any Person described in subsection (i) or (ii) above (other than a Person the Equity Interests in which are publicly-traded). The term “Affiliate” when used with reference to Agent means any entity that Controls, is Controlled by, or is under direct or indirect common Control with, Agent. The term “Affiliate” when used with reference to any Lender means any entity that Controls, is Controlled by, or is under direct or indirect common Control with, such Lender.

“Agent” has the meaning given to such term in the introductory paragraph of this Agreement.

“Agent’s Construction Consultant” means any Person retained by Agent, in its Permitted Discretion, as a construction consultant in relation to any Property.

“Agreement” has the meaning given to such term in the introductory paragraph of this Agreement.

“Aggregate Yield Amount” means, on any date of determination, the aggregate amount of all interest payments made at any time at or prior to such date of determination under this Agreement and received by Agent.

“Allocated Loan Amount” means the portion of the Loan allocated to each Property as set forth on Exhibit E, attached hereto and made a part hereof (it being understood that the Allocated Loan Amount for a Property shall not take into account the amount of funds remaining in the PIP Reserve relating to such Property).

“Alteration” has the meaning given to such term in Section 5.14(b).

“Appraisal” means a written statement independently and impartially prepared by a qualified appraiser, setting forth an opinion as to the “as-is” market value of the applicable Property that is (i) dated not more than sixty (60) days prior to the applicable date of calculation required pursuant to the terms of this Agreement, (ii) addressed to Agent, its successors and assigns, and Lenders and their successors and assigns, and (iii) made in compliance with the requirements of Title XI of the Federal Institutions Reform, Recovery, and Enforcement Act of 1989 and the Uniform Standards of Professional Appraisal Practice which are maintained by the Appraisal Standards Board of the Appraisal Foundation. As used herein, an Appraisal shall also mean any written supplement or update of a prior Appraisal, that otherwise satisfies the conditions set forth in this definition.

“Approved Expenses” means any reasonable out of pocket expenses (other than Protective Advances) incurred by Agent with respect to the administration, enforcement, modification, amendment, restructure or collection of the Loan (including, without limitation, any such actions taken with respect to the Collateral securing the Loan).

“Approved Leases” means, collectively, (i) Leases described on the Rent Roll as of the Closing Date, (ii) each Approved Leasing Parameters Lease, and (iii) any other Leases approved in writing by Agent.

“Approved Leasing Parameters Lease” means a Lease which (i) provides for automatic self-operative subordination to the Security Instrument and attornment to Agent,
(ii)does not contain any option to purchase, any right of first refusal to purchase, any right to terminate (except in the event of the destruction or condemnation of substantially all of any Property), any requirement for a non-disturbance or recognition agreement, or any other provision which might adversely affect the rights of Agent under the Loan Documents in any material respect, (iii) is not a Major Lease and (iv) contains a prohibition on the production, distribution or sale of marijuana, cannabis or their byproducts.

“Approved Operating Budget” means an operating expense budget submitted to Agent pursuant to Section 5.32(a), which may be subject to Agent’s written approval pursuant to Section 5.32(c), showing, for the forthcoming calendar year, in reasonable detail, each line item of each Borrower’s anticipated Operating Expenses, including amounts required to establish, maintain and/or increase any monthly payments required hereunder.

“Approved Operating Expenses” means the Operating Expenses for the Portfolio that are included in the current Approved Operating Budget or that have otherwise been approved by Agent in writing in its Permitted Discretion.

“Assignment of Agreements” means that certain Assignment of Agreements made by Borrowers to Agent for the benefit of the Lenders of even date herewith as the same may be amended, restated, supplemented or otherwise modified from time to time.

“Assignment of Interest Rate Agreement” means that certain Assignment of Interest Rate Protection Agreement made by Holding to Agent for the benefit of the Lenders of even date herewith, and consented to by an Acceptable Counterparty, as the same may be amended, restated, supplemented or otherwise modified from time to time.

“Assignment of Management Agreement” means, collectively, each Collateral Assignment and Subordination of Property Management Agreement dated on or about the date hereof made by PropCo Borrowers and Property Manager to Agent for the benefit of the Lenders of even date herewith, as the same may be modified, amended or restated from time to time.

“Assignment of Rents” means, collectively, (i) that certain Assignment of Rents executed by Bend PropCo in favor of Agent for the benefit of Lenders, dated as of the date hereof, (ii) that certain Assignment of Rents executed by Boise PropCo in favor of Agent for the benefit of Lenders, dated as of the date hereof, (iii) that certain Assignment of Rents executed by Coos Bay PropCo in favor of Agent for the benefit of Lenders, dated as of the date hereof, (iv) that certain Assignment of Rents executed by Eureka PropCo in favor of Agent for the benefit of Lenders, dated as of the date hereof, (v) that certain Assignment of Rents executed by Olympia PropCo in favor of Agent for the benefit of Lenders, dated as of the date hereof, (vi) that certain Assignment of Rents executed by Pasco PropCo in favor of Agent for the benefit of Lenders, dated as of the date hereof, (vii) that certain Assignment of Rents executed by Port Angeles

PropCo in favor of Agent for the benefit of Lenders, dated as of the date hereof, (viii) that certain Assignment of Rents executed by Post Falls PropCo in favor of Agent for the benefit of Lenders, dated as of the date hereof, (ix) that certain Assignment of Rents executed by Redding PropCo in favor of Agent for the benefit of Lenders, dated as of the date hereof, (x) that certain Assignment of Rents executed by Richland PropCo in favor of Agent for the benefit of Lenders, dated as of the date hereof, (xi) that certain Assignment of Rents executed by Salt Lake PropCo in favor of Agent for the benefit of Lenders, dated as of the date hereof, (xii) that certain Assignment of Rents executed by Spokane PropCo in favor of Agent for the benefit of Lenders, dated as of the date hereof, each as recorded in the jurisdiction where the Property encumbered thereby is located and as may be amended, restated, extended or supplemented from time to time.

“Bank Products Agreement” means any agreement to provide cash management services, including treasury, depository, overdraft, credit or debit card, electronic funds transfer and other cash management or depositary arrangements entered into between any Borrower and a Lender or an Affiliate of a Lender, in its separate capacity as a provider of such cash management services provided for in such Bank Products Agreement.

“Bankruptcy Proceeding” has the meaning given to such term in Section 6.1(f)(i).

Land.

“Bend Building” means the 75-key “Red Lion Hotel” flagged hotel located on the Bend

“Bend Land” means that certain parcel or parcels of real estate located in Bend, Oregon, legally described in Exhibit A-1 to this Agreement, together with all easements and other rights appurtenant thereto.

“Bend PropCo” has the meaning given to such term in the introductory paragraph of this Agreement.

“Bend Property” means the Bend Land, Bend Building and all Improvements, Personal Property, Fixtures and related facilities and amenities, now or hereafter located on, or relating to the Bend Land and the operation thereof, but excluding any removable personal property owned by any occupant thereof other than Bend PropCo on the date in question.

“Boise Building” means the 182-key “Red Lion Hotel” flagged hotel located on the Boise Land.

“Boise Land” means that certain parcel or parcels of real estate located in Boise, Idaho, legally described in Exhibit A-2 to this Agreement, together with all easements and other rights appurtenant thereto.

“Boise PropCo” has the meaning given to such term in the introductory paragraph of this Agreement.

“Boise Property” means the Boise Land, Boise Building and all Improvements, Personal Property, Fixtures and related facilities and amenities, now or hereafter located on, or relating to the Boise Land and the operation thereof, but excluding any removable personal property owned by any occupant thereof other than Boise PropCo on the date in question.

“Borrower” and “Borrowers” have the meanings given to such terms in the introductory paragraph.

“Borrower Party” means, individually and collectively, Borrowers, Parent and Guarantor.

“Business Day” means (i) any day that is not a Saturday, Sunday or other day on which commercial banks in California and New York City are authorized or required by law to remain closed and (ii) with respect to all notices, determinations, fundings and payments in connection with the LIBOR Rate, any day which is a business day described in clause (i) and which is also a day open for trading by and between banks in dollar deposits in the London interbank market.

“Calculation Date” means the date on which Agent determines, based on the monthly reporting required pursuant to Section 5.10(d), the Debt Service Coverage Ratio for the immediately preceding Quarter(s).

“Cash Management Bank” means Wells Fargo Bank, or such other bank as Borrower may request and approved by Agent in its sole discretion.

“Change in Law” means (a) the adoption of any law, rule or regulation after the Closing Date, (b) any change in any law, rule or regulation or in the interpretation or application thereof by any Governmental Authority after the Closing Date or (c) compliance by any Lender (or, for purposes of Section 2.10 by any lending office of such Lender or by its holding company, if any) with any request, guideline or directive (whether or not having the force of law) of any Governmental Authority made or issued after the Closing Date.

“Claims” means any and all liabilities, obligations, losses, damages, penalties, claims, actions, litigation, proceedings, investigations, judgments, suits, fees, costs, expenses, charges, advances and disbursements of any kind (including, without limitation, reasonable fees, costs, expenses and charges of counsel) resulting from the assertion of a claim.

“Closing” means the consummation of the Loan on the Closing Date upon satisfaction of the conditions thereto as determined by Agent in its sole discretion.

“Closing Escrow Agreement” means those certain letters from Arent Fox LLP, Davis Wright Tremaine LLP and Duane Morris LLP to First American Title Insurance Company, dated as of the Closing Date, regarding the Contribution (as defined therein), this Loan and the Membership Interest Sale.

“Closing Date” means the date of this Agreement.

“Code” shall mean the Internal Revenue Code of 1986, as amended (or any corresponding provision or provisions of any succeeding law).

“Collateral” means all collateral now or hereafter securing or intended to secure the Obligations, including each Property and all other assets of Borrowers and all other property in which a lien has been granted to Agent pursuant to any of the Loan Documents.

“Completion Date” means the date which is two (2) years after the Closing Date, subject to an extension for a period equal to the duration of any Force Majeure Event with respect to the affected Property only.

“Completion Guaranty” means that certain Completion Guaranty of even date herewith executed by RLH in favor of Agent for the benefit of Lenders, together with, upon closing on the Membership Interest Sale, that certain Joinder to Completion Guaranty, executed by each Joinder Guarantor, as the same may be modified, amended or restated from time to time.

“Confidential Information” has the meaning given to such term in Section 7.27(b).

Rate.

“Contract Rate” means a rate per annum equal to the LIBOR Margin plus the LIBOR

“Control” and any derivative of such term, including “Controlling” and “Controlled”, means, when used with respect to any Person, (i) the direct or indirect beneficial ownership of fifty-one percent (51%) or more of the outstanding voting securities or voting equity of such Person or (ii) the power to direct or cause the direction of the management and policies of such Person whether by contract or otherwise.

“Construction Contract” means any general contracts, subcontracts, architects agreements, vendor and other contracts entered into by any Borrower or Property Manager with respect to any Property and the Property Improvements.

“Coos Bay Building” means the 144-key “Red Lion Hotel” flagged hotel located on the Coos Bay Land.

“Coos Bay Land” means that certain parcel or parcels of real estate located in Coos Bay, Oregon, legally described in Exhibit A-3 to this Agreement, together with all easements and other rights appurtenant thereto.

“Coos Bay PropCo” has the meaning given to such term in the introductory paragraph of this Agreement.

“Coos Bay Property” means the Boise Land, Boise Building and all Improvements, Personal Property, Fixtures and related facilities and amenities, now or hereafter located on, or relating to the Coos Bay Land and the operation thereof, but excluding any removable personal property owned by any occupant thereof other than Coos Bay PropCo on the date in question.

“Covered Taxes” has the meaning given to such term in Section 7.30(a). “Credit Card Processor” means Elavon, Inc.
“Debt” means, for any Person, without duplication: (a) all indebtedness of such Person for borrowed money, for amounts drawn under a letter of credit, or for the deferred purchase price of property or services for which such Person or its assets is liable, (b) all unfunded amounts under a loan agreement, letter of credit, or other credit facility for which such Person would be liable, if such amounts were advanced under such loan agreement or credit facility or if such letter of credit was issued, (c) all amounts required by such Person as a guaranteed payment to partners or a preferred or special dividend, including any mandatory redemption of shares or interests, (d) all indebtedness guaranteed by such Person, directly or indirectly, (e) all obligations under leases (including capital leases) for which such Person is liable, and (f) all obligations of such Person under interest rate swaps, caps, floors, collars and other interest hedge agreements, in each case whether such Person is liable contingently or otherwise, as obligor, guarantor or otherwise, or in respect of which obligations such Person otherwise assures a creditor against loss.

“Debt Service” means, for any period of time, the sum of all scheduled principal (if any) and interest payments on the Loan that are due and payable during such period of time.

“Debt Service Coverage Ratio” means, as of any date of determination, the ratio calculated by Agent of:

(i)(A) the Operating Revenues for the most recently-completed twelve (12) calendar months; less

(B) (1) the Operating Expenses for the most recently-completed twelve (12) calendar months; to

(ii)the DSCR Debt Service payable for the twelve (12) month period beginning with the most recently-completed calendar month.

Debt Service Coverage Ratio shall be determined by Agent based on the financial information provided to Agent by Borrowers and reviewed (and if Agent so elects, verified) by Agent. Agent’s determination shall be binding upon Borrowers absent manifest error.

“Debt Yield” means, as of any date of determination, the ratio calculated by Agent of:

(i)(A) the Operating Revenues for the most recently-completed twelve (12) calendar months; less

(B) (1) the Operating Expenses for the most recently-completed twelve (12) calendar months; to

(ii)the outstanding principal amount of the Loan, plus all accrued and unpaid interest thereon at the Contract Rate.

Debt Yield shall be determined by Agent based on the financial information provided to Agent by Borrowers and reviewed (and if Agent so elects, verified) by Agent. Agent’s determination shall be binding upon Borrowers absent manifest error.

“Default” means the occurrence of any event, circumstance or condition which constitutes a breach of or a default under any Loan Document and which, after the giving of any required notice and/or the passage of any applicable cure period, would constitute an Event of Default under this Agreement or any other Loan Document.

*** Confidential Treatment Requested

“Default Rate” means a rate per annum equal to the lesser of (i) five percent (5%) over the Contract Rate, or (ii) the maximum rate of interest permitted to be charged by applicable laws or regulation governing this Agreement until paid, such additional interest to be compounded monthly.
“Deferred Maintenance Items” has the meaning given to such term in Section 3.2(c). “Deferred Maintenance Reserve” has the meaning given to such term in Section 3.2(c). “Disbursement Request” has the meaning give to such term on Exhibit B. “Distribution” means any distribution of cash by any Borrower or Parent to any Person having any direct or indirect legal or beneficial interest in any Borrower or Parent, pursuant to such Person’s interest in any Borrower or Parent. The transfers made to RLH pursuant to the terms of that certain Contribution Agreement between RLH and Holding of substantially even date shall not be deemed to be Distributions.

“DSCR Cash Management Period” means the period commencing as of any Calculation Date that the Debt Service Coverage Ratio for the Quarter immediately preceding such Calculation Date is less than 1.50:1.0, and ending upon the earlier to occur of (i) the Calculation Date that Agent determines that the Debt Service Coverage Ratio was equal to or exceeded 1.50:1.0 for the two consecutive Quarters immediately preceding such Calculation Date or (ii) the date upon which Borrowers make a partial prepayment of principal pursuant to Section 3.4(d) within ten (10) Business Days after Agent notifies Borrowers that such DSCR Cash Management Period has commenced, resulting in the Debt Service Coverage Ratio being increased to not less than 1.50:1.0.

“DSCR Debt Service” means, for any period of time, the greater of (a) the sum of (i) all scheduled principal payments on the Loan that are due and payable during such period of time, plus (ii) all interest payments on the Loan that would be due and payable during such period of time based on the Contract Rate in effect on such date of determination; and (b) the principal and interest payments that would be due and payable during such period of time based upon a loan constant of *** multiplied by the outstanding principal balance of the Loan on the date such DSCR Debt Service is calculated.
“Encroachment Permits” has the meaning given to such term in Section 5.40(c). “Environmental Assessment” means, as of the Closing Date, the Environmental
Reports, and after the Closing Date, (i) a “Phase I” environmental site assessment, completed in accordance with ASTM Practice Standard E1527-05, with respect to a Property covering substantially the same matters covered in the Environmental Reports and such other matters which at the time of a subsequent Environmental Assessment are customarily included in “Phase I” environmental site assessments prepared for institutional lenders, and (ii) if required under the Loan Documents, a “Phase II” or “Phase III” environmental audit covering such matters as Agent may require, and in the case of both (i) and (ii) above, otherwise in scope acceptable to Agent in its Permitted Discretion. Subsequent Environmental Assessments shall be addressed to Agent and/or Agent’s designee and shall be in form and substance satisfactory to Agent in Agent’s Permitted Discretion.

*** Confidential Treatment Requested

“Environmental Indemnity” means the Environmental Indemnity Agreement dated as of even date herewith executed by Borrowers and RLH in favor of Agent for the benefit of the Lenders, together with, upon closing on the Membership Interest Sale, that certain Joinder to Environmental Indemnity Agreement, executed by each Joinder Guarantor, as the same may be amended, restated, supplemented or otherwise modified from time to time.
“Environmental Proceedings” has the meaning given to such term in Section 4.1(o)(iii). “Environmental Reports” means collectively the reports identified on Schedule 1.1(d)
attached hereto.

“Environmental Reserve” has the meaning given to such term in Section 3.2(f).

“Equity Interests” means, with respect to any Person, its equity ownership interests, its membership interests, its common stock and any other capital stock or other equity ownership units of such Person authorized from time to time, and any other shares, options, interests, participations or other equivalents (however designated) of or in such Person, whether voting or nonvoting, including, without limitation, common stock, options, warrants, preferred stock, phantom stock, membership units (common or preferred), stock appreciation rights, membership unit appreciation rights, convertible notes or debentures, stock purchase rights, membership unit purchase rights and all securities convertible, exercisable or exchangeable, in whole or in part, into any one or more of the foregoing.

“ERISA” has the meaning given to such term in Section 4.1(m).

“Eureka Building” means the 175-key “Red Lion Hotel” flagged hotel located on the Eureka Land.

“Eureka Land” means that certain parcel or parcels of real estate located in Eureka, California, legally described in Exhibit A-4 to this Agreement, together with all easements and other rights appurtenant thereto.

“Eureka PropCo” has the meaning given to such term in the introductory paragraph of this Agreement.

“Eureka Property” means the Eureka Land, Eureka Building and all Improvements, Personal Property, Fixtures and related facilities and amenities, now or hereafter located on, or relating to the Eureka Land and the operation thereof, but excluding any removable personal property owned by any occupant thereof other than Eureka PropCo on the date in question.

“Event of Default” has the meaning given to such term in Section 6.1.

“Exit Fee” means an amount equal to ***.

“Falcon Investors” means Falcon Investors, LLC, a New York limited liability company.

“FF&E” means furniture, fixtures and equipment to be installed and/or used in connection with the Properties in accordance with this Agreement.

“FF&E Deposit Amount” means, with respect to any Monthly Payment Date, an amount for each Property equal to the greater of (i) four percent (4%) of Gross Revenues for such Property; or (ii) such amounts, if any, as may be required as of such date for FF&E pursuant the Franchise Agreement, if any, governing the Property. The FF&E Deposit Amount for any Monthly Payment Date shall be determined using the Gross Revenues for the calendar month second preceding the current Monthly Payment Date (for example, and without limitation, the Gross Revenues calculated with respect to the FF&E Deposit Amount on the Monthly Payment Date in November of any year shall use the Gross Revenues of the Properties for the month of September of such year, as reported to Agent pursuant to Section 5.10(d)).

“FF&E Reserve” shall have the meaning given to such term in Section 3.2(d).

“Final Bucket PIP Backup” shall have the meaning given to such term in Section 3.2(a)(ii)(D).

“Final PIP Bucket” shall have the meaning given to such term in Section 3.2(a)(ii)(D). “First PIP Bucket” shall have the meaning given to such term in Section 3.2(a)(ii)(A). “Fixtures” has the meaning given to such term in the Security Instrument.
“Force Majeure” means with respect to the Property, a delay directly affecting the Property, caused by unusually adverse weather conditions which have not been taken into account in the construction schedule, fire, earthquake or other acts of God, shortages or unavailability of labor or materials, strikes, lockouts, war, acts of terrorism, acts of public enemy, riots or insurrections or any other unforeseen circumstances or events beyond the reasonable control of Borrower, and as to which Borrower notifies Agent in writing within fifteen (15) days after such occurrence. Notwithstanding the foregoing, Force Majeure does not include financial circumstances or events or matters which may be resolved solely by Borrower by the payment of money. In no event shall Force Majeure delays with respect to the Property exceed a total of ninety (90) days in the aggregate without Agent’s approval in its Permitted Discretion.

“Franchise Agreement” means any franchise agreement entered into between Franchisor and a Borrower upon the termination of a Property Management Agreement, if any.

“Franchisor” means Red Lion Hotels Franchising, Inc., a Washington corporation, or such other Person as Agent may approve in its sole discretion.

“GAAP” means generally accepted accounting principles in the United States set forth in the opinions and pronouncements of the Accounting Principles Board and the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board or such other principles as may be approved by a significant segment of the accounting profession in the United States, that are applicable to the circumstances as of the date of determination, consistently applied.

“Governmental Authority” means any federal, state, foreign, county, city, or municipal government, or political subdivision thereof, any governmental or quasi-governmental agency, authority, board, bureau, commission, department, instrumentality or public body, or any court or administrative tribunal, whether now or hereafter in existence, and that has jurisdiction over any Borrower Party or any Property.

“Gross Revenues” means, with respect to the Portfolio for any period, all Operating Revenues and other income, rents, additional rents, revenues, cash receipts, parking revenues, issues, profits, proceeds of the sale of a portion of the Portfolio, and other items of revenue derived by the applicable Borrower from the Portfolio from any source, including, without limitation, all revenues collected from vending machines and any concessions.

“Ground Lease” means that certain Lease and Option between Ground Lessor and Boise PropCo covering such portion of the Boise Property as identified therein.

“Ground Lease Rent” means the monthly rent described in the Ground Lease. “Ground Lessor” means Rosemary Hill or her assigns.
“Guarantor” means (i) RLH, (ii) upon closing on the Membership Interest Sale, each Joinder Guarantor, and (iii) any other Person who now or hereafter guarantees any or all of the Obligations. Wherever the term Guarantor is used said term shall mean, as applicable, each one or more of the Persons who comprise Guarantor.

“Guaranty” means, individually and collectively, (i) the Indemnity Guaranty, (ii) the Completion Guaranty and (iii) any other guaranty agreement executed by a Guarantor in connection with the Loan, as each may be modified, amended or restated from time to time.

“Hazardous Materials” means any chemical, substance, object, condition, material or waste that is or may be hazardous to human health or safety or to the environment, due to its radioactivity, ignitability, corrosivity, flammability, toxicity, infectiousness or other harmful properties or effects, including all chemicals, substances, materials and wastes that are now or hereafter may be regulated in any manner, classified as dangerous, hazardous or toxic, or as pollutants or contaminants, or to which exposure is prohibited or restricted by any federal, state or local government or public agency, board, body or authority or by any Hazardous Materials Law. Hazardous Materials include flammable explosives, radioactive materials, polychlorinated biphenyls, asbestos, mold, radon, toxic substances (including, without limitation, Toxic Mold) or other related materials whether in the form of a chemical, element, compound, solution, mixture or otherwise, including those materials defined as “hazardous substances”, “hazardous materials”, “toxic substances”, “air pollutants”, “toxic pollutants”, “hazardous wastes”, “extremely hazardous waste” or “restricted hazardous waste” by any Hazardous Materials Law.

“Hazardous Materials Law” means any federal, state, or local law, ordinance or regulation or any rule adopted or guideline promulgated pursuant thereto, or any order, ruling or directive of any federal, state, local, executive, judicial, legislative, administrative or other governmental or public agency, board, body or authority relating to health (including Toxic Mold), industrial hygiene, the environment, or, to the extent relating to Hazardous Materials or environmental matters, the occupational or environmental conditions on, under or about the subject Property (including ambient air, soil, soil vapor, groundwater, surface water or land use), whether now or hereafter in force, including those relating to the release, emission or discharge of Hazardous Materials, those in connection with the construction, fuel supply, power generation and transmission, waste disposal or any other operations or processes relating to the subject Property. Hazardous Materials Law shall include, but not be limited to, the Comprehensive Environmental Response, Compensation and Liability Act of 1980, the Emergency Planning and Community Right-to-Know Act, the Hazardous Materials Transportation Act, the Resource Conservation and Recovery Act, the Solid Waste Disposal Act, the Clean Water Act and the Clean Air Act, as the same are now or hereafter amended.

“Holding” has the meaning given to such term in the introductory paragraph of this Agreement.

“Holding Operating Account” means account numbers 4806078440, 4040744310 and 4040744328 held at Cash Management Bank in the name of Holding.

“Hotel Transactions” means, collectively (i) occupancy arrangements for customary hotel transactions in the ordinary course of Borrowers’ business conducted at the hotel located at each Property, including nightly rentals (or licensing) of individual hotel rooms or suites, banquet room use and food and beverage services and (ii) informational or guest services which are terminable on one month’s notice or less without cause and without penalty or premium including co-marketing, promotional services and outsourced services.

“Improvements” means any building, structures, fixtures and other improvements now or hereafter located on the Land and which are owned by Borrowers.

“In Balance” has the meaning given to such term in Section 3.2(a)(vi).
“In Balance Shortfall” has the meaning given to such term in Section 3.2(a)(vi). “Indebtedness” means, for any Person, without duplication, all present and future indebtedness, whether direct or contingent, funded or unfunded, evidenced by or arising under this Agreement with respect to the Loan, or under any other Loan Document, together with interest thereon and all other sums due to any Lender in respect of the Loan under any Loan Document (including sums added to the principal balance of the Loan in accordance with the terms of any Loan Document, all Protective Advances, Prepayment Premiums, Past Due Charges, Loan Administration Fees, Loan Expenses and all other charges, fees, costs and expenses payable pursuant to any Loan Document).
“Indemnifiable Amounts” has the meaning given to such term in Section 8.4. “Indemnified Liabilities” has the meaning given to such term in Section 7.3. “Indemnified Persons” means Agent, each Lender, any Servicer, any Transferee and their respective Affiliates, officers, directors, shareholders, employees, agents, accountants and attorneys.

“Indemnity Guaranty” means that certain Indemnity Guaranty of even date herewith executed by RLH in favor of Agent for the benefit of Lenders, together with, upon closing on the Membership Interest Sale, that certain Joinder to Indemnity Guaranty, executed by each Joinder Guarantor, as the same may be modified, amended or restated from time to time.

“Initial Advance” has the meaning given to such term in Section 2.2.

“Insurance Premiums” has the meaning given to such term in Section 3.2(c)(ii) of this Agreement.

“Insurance Reserve” has the meaning given to such term in Section 3.2(b)(ii) of this Agreement.

“Interest Rate Protection Agreement” has the meaning given to such term in Section
2.11.

“Joinder Guarantor” means, individually and collectively, Steven Fishman, an individual, Payday Partners, LLC, a Delaware limited liability company, Falcon Investors and Shelbourne Capital.

“Land” means, individually and collectively, Bend Land, Boise Land, Coos Bay Land, Eureka Land, Olympia Land, Pasco Land, Port Angeles Land, Post Falls Land, Redding Land, Richland Land, Salt Lake Land and Spokane Land, together with all easements and other rights appurtenant thereto.

“Lease” means any lease, license or agreement (excluding any which is terminable upon notice by Borrower of not more than thirty (30) days) for use of any part of a subject Property; provided, however, as used herein, the term “Lease” shall not include Hotel Transactions.

“Legal Requirements” means all federal, state, county, municipal and other governmental statutes, laws, rules, orders, regulations, ordinances, judgments, decrees and injunctions of Governmental Authorities affecting any Borrower, any Guarantor or a Property or any part thereof or the construction, use, alteration or operation thereof, or any part thereof, whether now or hereafter enacted and in force, including, without limitation, the Americans with Disabilities Act of 1990, and all permits, licenses and authorizations and regulations relating thereto, and all covenants, agreements, restrictions and encumbrances contained in any instruments, either of record or known to any Borrower or any Guarantor at any time in force affecting any Borrower, any Guarantor or a Property or any part thereof, including, without limitation, any which may (i) require repairs, modifications or alterations in or to such Property or any part thereof, or (ii) in any way limit the use and enjoyment thereof.

“Lender” or “Lenders” have the meanings given to such terms in the introductory paragraph of this Agreement.

“Lender Account” means any one or more deposit accounts established in the name of Lender from time to time at a deposit bank of Lender’s election.

“LIBOR Margin” means four and three-quarters of one percent (4.75%) per annum.

“LIBOR Rate” means a rate per annum equal to the rate of interest which is identified and normally published by Bloomberg Professional Service page USD-LIBOR-ICE as the offered rate for loans in United States dollars for a one (1) month period, rounded upwards, if necessary, to the nearest 1/100 of 1%. Such rate shall be the rate set by the ICE Benchmark Administration as of 11:00 a.m. (London time) on the day which is two (2) Business Days prior to each Monthly Payment Date and effective on each such Monthly Payment Date. If Bloomberg Professional Service (or another nationally-recognized rate reporting source acceptable to Agent) no longer reports the LIBOR Rate or Agent determines in good faith that the rate so reported no longer accurately reflects the rate available to Agent in the London Interbank Market or if such index no longer exists or if page USD-LIBOR-ICE no longer exists or accurately reflects the rate available to Agent in the London Interbank Market, Agent may select a replacement index or replacement page, as the case may be. Notwithstanding the foregoing, in no event shall the LIBOR Rate be an amount less than one-quarter of one percent (0.25%).

“Lien” means any mortgage, deed of trust, lien (statutory or otherwise), pledge, hypothecation, preference, assignment, security interest or any other encumbrance, charge or transfer of, or any agreement to enter into or create any of the foregoing, on or affecting all or any part of a Property or any interest therein, or any direct interest in any Borrower, including any conditional sale or other title retention agreement, any financing lease having substantially the same economic effect as any of the foregoing, the filing of any financing statement, and mechanic’s, materialmen’s and other similar liens and encumbrances; provided, however, that “Lien” shall not include any Permitted Exceptions.

“Loan” has the meaning given to such term in the Recitals.
“Loan Administration Fee” has the meaning given to such term in Section 2.5(c). “Loan Documents” means: this Agreement; the Note or Notes; each Guaranty; the
Environmental Indemnity; each Security Instrument; each Assignment of Rents; the Operating Account Agreement; the Assignment of Agreements; the Pledge Agreement; the Assignment of Management Agreement; the Assignment of Interest Rate Agreement; the Post-Closing Agreement; the Closing Escrow Agreement; the Uniform Commercial Code financing statements; such estoppel certificates and subordination, nondisturbance and attornment agreements to which any Borrower is a party regarding any existing Leases as may be required or otherwise requested by Agent; all other documents evidencing, securing, governing or otherwise pertaining to the Loan and the other Obligations, including but not limited to any Note executed by Borrowers, any post-closing agreement by and between Borrowers and Agent (but excluding any agreement exclusively among Agent and Lenders) and all amendments, restatements, modifications, renewals, substitutions and replacements of any of the foregoing.

“Loan Expenses” means all amounts described in Section 7.2 of this Agreement and any other costs or expenses identified as Loan Expenses in this Agreement or any other Loan Document.

“Loan Origination Fee” has the meaning given to such term in Section 2.2.

“Loan Proceeds” means all amounts advanced as part of the Loan, whether advanced directly to Borrowers or otherwise.

“Loan to Value Ratio” means, as of any date of determination, the ratio computed as follows: (i) the numerator of the ratio shall be equal to the outstanding principal balance of the Loan and (ii) the denominator of the ratio shall be the aggregate “as is” value of the Portfolio based upon Appraisals.

“Mandated Plan” has the meaning given to such term in Section 5.40(f).

“Major FF&E” means any FF&E and other capital expenditures requiring material installation or construction work to be performed, including, without limitation, work to mechanical systems and boilers, building systems, elevators, roofing and structures.

“Major Lease” means any Lease which covers or would demise 1,500 rentable square feet or more of space at a Property.

“Marina Lease” has the meaning given to such term in Section 5.40(c).

“Material Adverse Change” means any development, event, condition, obligation, liability or circumstance or set of events, conditions, obligations, liabilities or circumstances or any change(s) which, as determined by Agent in the exercise of Permitted Discretion:

(a)has prevented or materially impeded or limited, or reasonably could be expected to prevent or materially impede or limit, the enforceability or validity of any Loan Document, the perfection or priority of any Lien created under any Loan Document or the remedies of Agent under any Loan Document;

(b)has been, or reasonably could be expected to be, material and adverse to the ownership, use enjoyment or value of any material portion of the Collateral taken as a whole, or to the business, operations, prospects, properties, assets, liabilities or condition (financial or otherwise) of any Borrower or any Guarantor taken as a whole; or

(c)has materially impaired, or reasonably could be expected to materially impair, the ability of any Borrower or any Guarantor, taken as a whole, to pay or perform any of its respective Obligations under the Loan Documents.

“Material Contract” means each Property Management Agreement, any Franchise Agreement and, other than Construction Contracts, each contract and agreement relating to the ownership, management, development, use, operation, leasing, maintenance, repair or improvement of any Property or any other contract and/or agreement for a Property, in each case that provides for payments to or by any Borrower or the Property Manager in excess of $200,000 per annum.

“Material Subcontract” means each subcontract for Property Improvements that provides for payments to or by any Borrower in excess of $200,000.

“Maturity Date” means the Monthly Payment Date in January 2019 (as such Maturity Date may be extended pursuant to Section 2.12 hereof) or such earlier date on which the final payment of principal of the Loan becomes due and payable as herein provided, whether by declaration of acceleration, or otherwise.

“Maximum Loan Amount” means $80,000,000.

“Membership Interest Sale” means the sale and transfer of forty-five percent (45%) of the Equity Interests of Parent by RLH to Shelbourne Investors.

“Membership Interest Sale Price” means a cash purchase price (including transaction expenses) for the Membership Interest Sale of not less than $18,500,000.

“Minimum Interest” means Six Million and No/100 Dollars ($6,000,000.00).
“Monthly Payment Date” means the 20th day of each calendar month (or, if such 20th day is not a Business Day, then the first Business Day thereafter).

“New Lending Office” has the meaning given to such term in Section 7.30(f).

“Note” or “Notes” means any promissory note or notes, in form and substance satisfactory to Agent in its sole discretion, executed and delivered by Borrowers and payable to the order of Agent, for the benefit of Lenders, in an aggregate principal amount equal to the stated principal amount of the Loan.

“Obligations” means the Indebtedness and all other obligations (other than payment of the Indebtedness) of any Borrower Party under any of the Loan Documents or under any Bank Products Agreement.

“Obligors” has the meaning given to such term in Section 2.8.
“OFAC” means the U.S. Department of Treasury’s Office of Foreign Asset Control. “Olympia Building” means the 192-key “Red Lion Hotel” flagged hotel located on the
Olympia Land.

“Olympia Land” means that certain parcel or parcels of real estate located in Olympia, Washington, legally described in Exhibit A-5 to this Agreement, together with all easements and other rights appurtenant thereto.

“Olympia PropCo” has the meaning given to such term in the introductory paragraph of this Agreement.

“Olympia Property” means the Olympia Land, Olympia Building and all Improvements, Personal Property, Fixtures and related facilities and amenities, now or hereafter located on, or relating to the Olympia Land and the operation thereof, but excluding any removable personal property owned by any occupant thereof other than Olympia PropCo on the date in question.

“Operating Account” means those accounts with account numbers set forth on Schedule A and held at Cash Management Bank in the name of the applicable Borrower, set forth on Schedule A.

“Operating Account Agreement” means that certain Blocked Account Control Agreement (Shifting Control) dated on or about the date hereof among Borrowers, Agent and Cash Management Bank, as the same may be amended, restated, supplemented, replaced or otherwise modified from time to time.

“Operating Cash Flow” means, during any applicable period of time, all Operating Revenues from the Portfolio less Operating Expenses for the Portfolio.

“Operating Expenses” means, with respect to the period being measured, all reasonable and necessary expenses of operating the Portfolio in the ordinary course of business which are paid by or on behalf of Borrowers (which, for the avoidance of doubt shall not include any asset management fees or any similar fees due and owing to any Affiliate of any Borrower except as approved in the Loan Documents or otherwise approved by Agent in the exercise of Permitted Discretion) and which are directly associated with and fairly allocable to the Portfolio for the applicable period, including ad valorem real estate taxes and assessments, insurance premiums, utilities, maintenance costs, accounting, legal, property management fees payable pursuant to the Property Management Agreement (including non-customary management fees such as construction management fees provided for in the applicable Approved Operating Budget or as otherwise approved by Agent), franchise fees payable pursuant to any Franchise Agreements, and other professional fees and marketing expenses, amounts required to be deposited in the FF&E Reserve, and expenses incurred by Agent and reimbursed by Borrowers under this Agreement and the other Loan Documents; but excluding capital expenses, Debt Service, any of the foregoing expenses which are paid from deposits to cash reserves (if any) paid to Agent and previously included as Operating Expenses, any payment or expense for which Borrowers were or are to be reimbursed from proceeds of the Loan (including any disbursements from a Reserve funded from Loan proceeds) or insurance or by any third party, any non-cash charges such as depreciation and amortization, and any cost or expense reasonably rejected or reasonably not permitted by Agent under this Agreement or the Loan Documents or in any subsequent writing by Agent. Operating Expenses shall also not include federal, state or local income taxes or legal and other professional fees unrelated to the operation of the Properties.

“Operating Revenues” means, with respect to the period being measured, all cash receipts of Borrower from Hotel Transactions and Leases in place for the Portfolio, and other items of revenue derived by Borrower from the Portfolio from any source, including, without limitation, all revenues collected from vending machines and any concessions, but excluding
(i)security deposits and earnest money deposits until they are forfeited by the depositor, (ii) advance rentals until they are earned, (iii) rents due and payable under any Lease which are more than thirty (30) days delinquent, (iv) proceeds from a sale or financing, (v) extraordinary items of income, such as those resulting from casualty or condemnation or lease termination payments of tenants, (vi) any cash receipts or revenues of Borrower resulting from any Leases for which the underlying tenant is the subject of a Bankruptcy Proceeding, and (vii) any cash receipts or revenues of Borrower resulting from any Leases for which the underlying tenant is not currently occupying and conducting its normal business within the applicable leased space.

“Other Taxes” has the meaning given to such term in Section 7.30(b). “PacWest” means Pacific Western Bank, a California state-chartered bank. “Parent” means RL Venture LLC, a Delaware limited liability company.
“Parent Operating Agreement” means (i) the Limited Liability Company Agreement of Parent, and (ii) upon closing of the Membership Interest Sale, the Amended and Restated Limited Liability Company Agreement of Parent, as may be amended, restated or modified from time to time in accordance with this Agreement.

“Parking Lease” has the meaning given to such term in Section 5.40(d). “Participant” has the meaning given to such term in Section 7.25(b).
“Pasco Building” means the 279-key “Red Lion Hotel” flagged hotel located on the Pasco Land.

“Pasco Land” means that certain parcel or parcels of real estate located in Pasco, Washington, legally described in Exhibit A-6 to this Agreement, together with all easements and other rights appurtenant thereto.

“Pasco PropCo” has the meaning given to such term in the introductory paragraph of this Agreement.

“Pasco Property” means the Pasco Land, Pasco Building and all Improvements, Personal Property, Fixtures and related facilities and amenities, now or hereafter located on, or relating to the Pasco Land and the operation thereof, but excluding any removable personal property owned by any occupant thereof other than Pasco PropCo on the date in question.

“Pasco VCP” has the meaning given to such term in Section 5.40(e). “Past Due Charge” has the meaning given to such term in Section 2.4.
“Patriot Act” shall mean the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001, Title III of Pub. L. 107-56 (signed into law October 26, 2001), as amended.

“Permitted Debt” has the meaning given to such term in Section 4.1(q).

“Permitted Discretion” means a determination or judgment made in good faith in the exercise of reasonable (from the perspective of a secured lender) credit or business judgment.

“Permitted Exceptions” means and includes (a) applicable zoning and building ordinances and land use regulations; (b) the lien of taxes and assessments for the year 2014 and subsequent years not yet due and payable; (c) any documents or matters listed on Schedule B of the Title Policy with respect to any Property, as approved by Agent, (d) matters as shown on the

Survey; (e) any Liens in favor of Agent, and (f) Liens otherwise permitted under Section 5.8 or approved by Agent under Section 5.20.

“Permitted Transfer” has the meaning given to such term in Section 5.18(b).

“Person” means any individual, corporation, partnership, joint venture, association, joint stock company, trust, trustee, estate, limited liability company, unincorporated organization, real estate investment trust, government or any agency or political subdivision thereof, or any other form of entity.

“Personal Property” means, collectively, the tangible personal property described in each Security Instrument.

“PIP Backup” has the meaning given to such term in Section 3.2(a)(ii).

“PIP Bucket” means each of the First PIP Bucket, the Second PIP Bucket, the Third PIP Bucket and the Final PIP Bucket.

“PIP Reserve” has the meaning given to such term in Section 3.2(a)(i).

“Pledge Agreement” means that certain Pledge Agreement, dated as of the date hereof, executed by Parent in favor of Agent for the benefit of Lenders, as the same may be modified, amended or restated from time to time.

“Policy” or “Policies” has the meaning given to such term in Exhibit D, attached hereto and made a part hereof.

“Port Angeles Building” means the 186-key “Red Lion Hotel” flagged hotel located on the Port Angeles Land.

“Port Angeles Land” means that certain parcel or parcels of real estate located in Port Angeles, Washington, legally described in Exhibit A-7 to this Agreement, together with all easements and other rights appurtenant thereto.

“Port Angeles PropCo” has the meaning given to such term in the introductory paragraph of this Agreement.

“Port Angeles Property” means the Port Angeles Land, Port Angeles Building and all Improvements, Personal Property, Fixtures and related facilities and amenities, now or hereafter located on, or relating to the Port Angeles Land and the operation thereof, but excluding any removable personal property owned by any occupant thereof other than Port Angeles PropCo on the date in question.

“Port Angeles VCP” has the meaning given to such term in Section 5.40(f).

“Portfolio” means all of the Properties taken as a whole, but excluding from and after the date of release any Property against which Agent previously released its Lien in accordance with Section 2.13 of this Agreement.

“Post-Closing Agreement” means that certain Post-Closing Agreement among Borrowers and Agent of even date herewith, as the same may be amended, restated, supplemented or otherwise modified from time to time.

“Post Falls Building” means the 163-key “Red Lion Hotel” flagged hotel located on the Post Falls Land.

“Post Falls Land” means that certain parcel or parcels of real estate located in Post Falls, Idaho, legally described in Exhibit A-8 to this Agreement, together with all easements and other rights appurtenant thereto.

“Post Falls PropCo” has the meaning given to such term in the introductory paragraph of this Agreement.

“Post Falls Property” means the Post Falls Land, Post Falls Building and all Improvements, Personal Property, Fixtures and related facilities and amenities, now or hereafter located on, or relating to the Post Falls Land and the operation thereof, but excluding any removable personal property owned by any occupant thereof other than Post Falls PropCo on the date in question.

“Prepayment Premium” has the meaning given to such term in Section 2.7(a).

“Pro Rata Share” means, with respect to any Lender at any time, the proportionate interest of such Lender in the Loan as the same may be adjusted from time to time among the Lenders.

“Proceeding” has the meaning given to such term in Section 7.3(c).

“PropCo Borrower” or “PropCo Borrowers” means, individually and collectively, respectively, Bend PropCo, Boise PropCo, Coos Bay PropCo, Eureka PropCo, Olympia PropCo, Pasco PropCo, Port Angeles PropCo, Post Falls PropCo, Redding PropCo, Richland PropCo, Salt Lake PropCo and Spokane PropCo, and their permitted successors and assigns.

“Property” or “Properties” means, individually and collectively, respectively, Bend Property, Boise Property, Coos Bay Property, Eureka Property, Olympia Property, Pasco Property, Port Angeles Property, Post Falls Property, Redding Property, Richland Property, Salt Lake Property and Spokane Property.
“Property Claim Proceeds” has the meaning given to such term in Section 5.13(a)(i). “Property Improvement Plan and Budget” means, individually and collectively, each improvements expenditure budget and plan for the Property Improvements for each Property attached hereto as Exhibit F, as the same may be modified from time to time in accordance with this Agreement.

“Property Improvements” means the improvements to each Property identified and described on the Property Improvement Plan and Budget.

“Property Management Agreement” means individually and collectively, (i) that certain Operating Agreement, between Property Manager and Bend PropCo dated as of the date hereof, (ii) that certain Operating Agreement, between Property Manager and Boise PropCo dated as of the date hereof, (iii) that certain Operating Agreement, between Property Manager and Coos Bay PropCo dated as of the date hereof, (iv) that certain Operating Agreement, between Property Manager and Eureka PropCo dated as of the date hereof, (v) that certain Operating Agreement, between Property Manager and Olympia PropCo dated as of the date hereof, (vi) that certain Operating Agreement, between Property Manager and Pasco PropCo dated as of the date hereof, (vii) that certain Operating Agreement, between Property Manager and Port Angeles PropCo dated as of the date hereof, (viii) that certain Operating Agreement, between Property Manager and Post Falls PropCo dated as of the date hereof, (ix) that certain Operating Agreement, between Property Manager and Redding PropCo dated as of the date hereof, (x) that certain Operating Agreement, between Property Manager and Richland PropCo dated as of the date hereof, (xi) that certain Operating Agreement, between Property Manager and Salt Lake PropCo dated as of the date hereof, and (xii) that certain Operating Agreement, between Property Manager and Spokane PropCo dated as of the date hereof, as the same may be modified, amended, restated or replaced from time to time as permitted herein.

“Property Manager” means Red Lion Hotels Management, Inc., a Washington corporation, or such other Person as Agent may approve in its Permitted Discretion providing property management services in connection with a Property.

“Protective Advance” means any advance deemed necessary or appropriate in Agent’s sole and exclusive discretion to protect or preserve the value of the Collateral, Agent’s lien priority with respect to the Collateral and to ensure the Collateral’s compliance with Legal Requirements. A Protective Advance shall include any advances, as determined in Agent’s sole and exclusive discretion, to (a) avoid an imminent threat to any lien created under the Loan Documents or to the priority of any such lien, (b) avoid any imminent and significant threat to the value of a Property or the interests of the Lenders in the Loan, or (c) to protect against an imminent risk to the health or safety of individuals at a Property.

“Public Control Affiliate” means any Person owning more than fifty percent (50%) of the direct Equity Interests in RLH.

“Quarter” means any calendar quarter ending on March 31, June 30, September 30 or December 31.

“Redding Building” means the 192-key hotel located on the Redding Land.

“Redding Land” means that certain parcel or parcels of real estate located in Redding, California, legally described in Exhibit A-9 to this Agreement, together with all easements and other rights appurtenant thereto.

“Redding PropCo” has the meaning given to such term in the introductory paragraph of this Agreement.

“Redding Property” means the Redding Land, Redding Building and all Improvements, Personal Property, Fixtures and related facilities and amenities, now or hereafter located on, or relating to the Redding Land and the operation thereof, but excluding any removable personal property owned by any occupant thereof other than Redding PropCo on the date in question.

“Register” has the meaning given to such term in Section 7.25(c). “Reimbursement Party” has the meaning given to such term in Section 7.2. “Release Date” has the meaning given to such term in Section 2.13.
“Release Exit Fee” means, with respect to any Property, a sum equal to the product determined by multiplying (a) one half percent (0.5%) by (b) the Allocated Loan Amount for such Property.

“Release Notice” has the meaning given to such term in Section 2.13.

“Release Price” means, as it relates to each Property, an amount equal to the greater of
(a)one hundred twenty percent (120%) of the Allocated Loan Amount for such Property, or (b) ninety percent (90%) of net sales proceeds for such Property as determined by Lender; provided, however, that if the Loan to Value Ratio is less than 50% at the time of the release of such Property, then the Release Price for such Property shall be the greater of (i) one hundred twenty percent (120%) of the Allocated Loan Amount for such Property, or (ii) seventy-five percent (75%) of net sales proceeds for such Property as determined by Lender.

“Rent Roll” has the meaning given to such term in Section 4.1(bb).

“Reserves” means the funded and unfunded reserves established under Section 3.2 or elsewhere in this Agreement, including the PIP Reserve, the Tax and Insurance Reserve, the Deferred Maintenance Reserve, the FF&E Reserve, the Seasonality Reserve and the Environmental Reserve.
“Restoration Threshold” has the meaning given to such term in Section 5.12(d). “Richland Building” means the 149-key “Red Lion Hotel” flagged hotel located on the
Richland Land.

“Richland Land” means that certain parcel or parcels of real estate located in Richland, Washington, legally described in Exhibit A-10 to this Agreement, together with all easements and other rights appurtenant thereto.

“Richland PropCo” has the meaning given to such term in the introductory paragraph of this Agreement.

“Richland Property” means the Richland Land, Richland Building and all Improvements, Personal Property, Fixtures and related facilities and amenities, now or hereafter located on, or relating to the Richland Land and the operation thereof, but excluding any removable personal property owned by any occupant thereof other than Richland PropCo on the date in question.

“RLH” means Red Lion Hotels Corporation, a Washington corporation.

“Salt Lake Building” means the 393-key “Red Lion Hotel” flagged hotel located on the Salt Lake Land.

“Salt Lake Land” means that certain parcel or parcels of real estate located in Salt Lake City, Utah, legally described in Exhibit A-11 to this Agreement, together with all easements and other rights appurtenant thereto.

“Salt Lake PropCo” has the meaning given to such term in the introductory paragraph of this Agreement.

“Salt Lake Property” means the Salt Lake Land, Salt Lake Building and all Improvements, Personal Property, Fixtures and related facilities and amenities, now or hereafter located on, or relating to the Salt Lake Land and the operation thereof, but excluding any removable personal property owned by any occupant thereof other than Salt Lake PropCo on the date in question.
“Seasonality Reserve” has the meaning given to such term in Section 3.2(e). “Seasonality Reserve Required Balance” means, for any calendar year, an amount equal to the sum of (i) one-hundred ten percent (110%) of the projected monthly shortfall in Operating Cash Flow, if any, for the calendar months of June through December, as determined by the Approved Operating Budget for such calendar year and (ii) one-hundred ten percent (110%) of the actual shortfall in Operating Cash Flow, if any, for the calendar months of January through May of such calendar year; provided, however, the Seasonality Reserve Required Balance for calendar year 2015 shall be $1,200,000.
“Seasonality Shortfall Amount” means, as determined on September 30th of each calendar year, the amount, if any, by which the balance of the Seasonality Reserve is less than the Seasonality Reserve Required Balance for such calendar year; provided, however, the Seasonality Shortfall Amount for any calendar year, shall be capped at an amount equal to the amount of the positive Operating Cash Flow for the Portfolio for the twelve (12) calendar months then ending.

“Second Bucket PIP Backup” shall have the meaning given to such term in Section 3.2(a)(ii)(B).
“Second PIP Bucket” shall have the meaning given to such term in Section 3.2(a)(ii)(B). “Security Instruments” means, collectively, (i) that certain Deed of Trust executed by
Bend PropCo in favor of Agent for the benefit of Lenders, dated as of the date hereof, (ii) that certain Deed of Trust executed by Boise PropCo in favor of Agent for the benefit of Lenders, dated as of the date hereof, (iii) that certain Deed of Trust executed by Coos Bay PropCo in favor of Agent for the benefit of Lenders, dated as of the date hereof, (iv) that certain Deed of Trust executed by Eureka PropCo in favor of Agent for the benefit of Lenders, dated as of the date hereof, (v) that certain Deed of Trust executed by Olympia PropCo in favor of Agent for the benefit of Lenders, dated as of the date hereof, (vi) that certain Deed of Trust executed by Pasco

PropCo in favor of Agent for the benefit of Lenders, dated as of the date hereof, (vii) that certain Deed of Trust executed by Port Angeles PropCo in favor of Agent for the benefit of Lenders, dated as of the date hereof, (viii) that certain Deed of Trust executed by Post Falls PropCo in favor of Agent for the benefit of Lenders, dated as of the date hereof, (ix) that certain Deed of Trust executed by Redding PropCo in favor of Agent for the benefit of Lenders, dated as of the date hereof, (x) that certain Deed of Trust executed by Richland PropCo in favor of Agent for the benefit of Lenders, dated as of the date hereof, (xi) that certain Deed of Trust executed by Salt Lake PropCo in favor of Agent for the benefit of Lenders, dated as of the date hereof, (xii) that certain Deed of Trust executed by Spokane PropCo in favor of Agent for the benefit of Lenders, dated as of the date hereof, each as recorded in the jurisdiction where the applicable Property encumbered thereby is located and as may be amended, restated, extended or supplemented from time to time.

“Servicer” has the meaning given to such term in Section 7.29.

“Shelbourne Capital” means Shelbourne Capital LLC, a Delaware limited liability company.

“Shelbourne Investors” means Shelbourne Falcon RLHC Hotel Investors, LLC, a Delaware limited liability company.

“Single Purpose Entity” has the meaning given to such term in Exhibit C.

“Spokane Building” means the 400-key “Red Lion Hotel” flagged hotel located on the Spokane Land.

“Spokane Land” means that certain parcel or parcels of real estate located in Spokane, Washington, legally described in Exhibit A-12 to this Agreement, together with all easements and other rights appurtenant thereto.

“Spokane PropCo” has the meaning given to such term in the introductory paragraph of this Agreement.

“Spokane Property” means the Spokane Land, Spokane Building and all Improvements, Personal Property, Fixtures and related facilities and amenities, now or hereafter located on, or relating to the Spokane Land and the operation thereof, but excluding any removable personal property owned by any occupant thereof other than Spokane PropCo on the date in question.

“Stored Materials” shall have the meaning given to such term in Section 3.2(a)(vii). “Strike Price” has the meaning given to such term in Section 2.11(a).
“Survey” means, collectively, those surveys described on Schedule B hereto.

“Tax and Insurance Reserve” has the meaning given to such term in Section 3.2(b)(ii) of this Agreement.

“Tax Reserve” has the meaning given to such term in Section 3.2(b)(i) of this Agreement.

“Taxes” means all taxes, assessments, levies and charges imposed by any public or quasi-public authority having jurisdiction over a Property which are or may affect, or become a Lien upon, a Property or the rents, royalties, profits and income of a Property, or interest therein, or imposed by any Governmental Authority upon Borrower or Agent by reason of their respective interests in a Property or by reason of any payment, or portion thereof, made to Agent hereunder or pursuant to any Obligation or any of the other Loan Documents, other than taxes which are measured by and imposed upon Agent’s general net income.

“Tenant” or “Tenants” means, collectively or individually (as the context provides), any tenant or licensee from time to time party to any Lease of any Property.

“Term” means the entire term of this Agreement, which shall expire upon indefeasible repayment in full of the Indebtedness and full performance of each and every obligation to be performed by Borrower pursuant to the Loan Documents (other than those indemnification obligations and other inchoate obligations expressly stated to survive the repayment of the Indebtedness).

“Third Bucket PIP Backup” shall have the meaning given to such term in Section 3.2(a)(ii)(C).
“Third PIP Bucket” shall have the meaning given to such term in Section 3.2(a)(ii)(C). “Title Policy” means those certain 2006 ALTA Mortgage Policies of Title Insurance issued by First American Title Insurance Company in the forms of the pro formas attached to the Closing Escrow Letter.

“Toxic Mold” means mold or fungus of a type that may pose a risk to human health or the environment or would negatively and materially impact the value of the Property.

“Tranche A Property” means the Bend Property, Boise Property, Coos Bay Property, Eureka Property, Pasco Property, Port Angeles Property, Post Fall Property, Redding Property and Richland Property.

“Tranche B Property” means the Olympia Property, Salt Lake Property and Spokane Property.
“Transaction Persons” has the meaning given to such term in Section 4.1(d). “Transfer”    means    the    sale,    transfer,    hypothecation,    encumbrance,    mortgage,
conveyance, Lease, alienation, assignment, disposition, divestment, or leasing with option to purchase, or assignment of a subject Property, or any portion thereof or interest therein (whether direct or indirect, legal or equitable, including the issuance, sale, assignment, alienation, conveyance, divestment, transfer, disposition, hypothecation, mortgage or encumbrance of any direct or indirect Equity Interest in any Borrower or in any entity having an Equity Interest in any Borrower, whether direct or indirect); or entering into any agreement or contract to do any of the foregoing which is not conditioned on compliance with the terms of the Loan Documents with respect to Transfers, or undertaking, suffering or causing any of the foregoing to occur voluntarily, involuntarily or by operation of law. Notwithstanding the foregoing, the following shall not constitute a “Transfer”; (i) Hotel Transactions, (ii) changes in the ownership of stock in a publicly-traded entity and (iii) the Membership Interest Sale.

“Transferee” has the meaning given to such term in Section 7.25(a).

“UCC” means the Uniform Commercial Code as in effect in the State of New York; provided that, if perfection or the effect of perfection or nonperfection or the priority of any security interest in any Collateral is governed by the Uniform Commercial Code as in effect in a jurisdiction other than the State of New York, “UCC” means the Uniform Commercial Code as in effect from time to time in such other jurisdiction for purposes of the provisions hereof relating to such perfection, effect of perfection or non-perfection or priority.

“WDOE” has the meaning given to such term in Section 5.40(e).

ARTICLE 2

THE LOAN; INTEREST RATE; PAYMENTS.

Subject to the terms and provisions of this Agreement and the other Loan Documents, each Lender hereby agrees to make, and Borrower hereby promises to repay to each Lender, such Lender’s Pro Rata Share of the Loan. All proceeds of the Loan shall be funded pursuant to, and repaid in accordance with, the terms of this Agreement and the other Loan Documents.

Section 2.1    Evidence of Loan.

(a)Agent shall maintain, in accordance with its usual practice, true, correct and complete electronic or written records evidencing the outstanding Indebtedness owed by Borrower to the Lenders hereunder and under each of the other Loan Documents, including without limitation the amount of principal and interest payable and paid to each Lender from time to time under this Agreement.

(b)The entries made in the electronic or written records maintained pursuant to this Section 2.1 shall be prima facie evidence of the existence and amounts of the Indebtedness therein recorded; provided, however, that the failure of the Agent to maintain such records or any error therein shall not in any manner affect the obligation of Borrower to repay the correct amount owed pursuant to the Loan, including all disbursements made hereunder and all other Obligations of Borrower hereunder or under any other Loan Document, in accordance with the terms of this Agreement and the other Loan Documents.

(c)Agent will account to Borrower monthly with a written statement of the amount outstanding under the Loan, the balance of the Reserves and any charges and payments made pursuant to this Agreement or any other Loan Document; provided, however, that the failure of Agent to provide such written statement shall not constitute a default or breach by Agent of this Agreement or any other Loan Documents or excuse the timely payment of all Indebtedness due and payable. In the absence of manifest error, such accounting rendered by

Agent shall be deemed final, binding and conclusive, unless Agent is notified by Borrower in writing to the contrary within thirty (30) calendar days of receipt of each accounting, which notice shall be deemed an objection only to items specifically objected to therein.

Section 2.2 Initial Advance of the Loan; Loan Origination Fee. Upon the Closing of the Loan, Lenders shall disburse the initial advance in an amount equal to Fifty-Three Million Eight Hundred Seven Thousand Twenty-Three and 00/100 Dollars ($53,807,023.00) (the “Initial Advance”). Such advance of the Loan shall include payment to Agent for the benefit of the Lenders of a loan origination fee in the amount of Eight Hundred Thousand and 00/100 Dollars ($800,000.00) (the “Loan Origination Fee”). Borrower hereby authorizes and directs Agent to pay itself the Loan Origination Fee out of the proceeds of the Initial Advance. The Loan is not a revolving credit facility and therefore, may not be drawn, repaid and redrawn. Any payments of principal on the Loan shall be applied to permanently reduce the Loan in accordance with this Agreement and, once repaid, no portion of the Loan may be re-borrowed.

Section 2.3 Interest Rate. The outstanding principal balance under the Loan shall bear interest at the Contract Rate. Whenever, subsequent to the date hereof, the LIBOR Rate is increased or decreased, the Contract Rate, as set forth herein, shall be similarly changed without notice or demand of any kind by an amount equal to the amount of such change in the LIBOR Rate on the day of such change. The monthly interest due on the principal balance of the Loan outstanding shall be computed for the actual number of days elapsed during the month in question on the basis of a year consisting of three hundred sixty (360) days and shall be calculated by determining the average daily principal balance outstanding for each day of the month in question. The daily rate shall be equal to 1/360th times the Contract Rate. If any statement furnished by Agent for the amount of a monthly payment due exceeded the actual amount that should have been paid because the LIBOR Rate decreased and such decrease was not reflected in the monthly statement, Borrower shall make the payment specified in the monthly statement from Agent and Borrower shall receive a credit for the overpayment, which credit shall be applied towards the next subsequent monthly payment due hereunder. If any statement furnished by Agent for the amount of a monthly payment due was less than the actual amount that should have been paid because the LIBOR Rate increased and such increase was not reflected in the monthly statement, Borrower shall make the payment specified in the monthly statement from Agent and Borrower shall be required to pay any resulting underpayment with the next subsequent monthly payment due hereunder.

Section 2.4 Past Due Charge and Default Interest Rate. Borrower recognizes and acknowledges that any default on any payment, or portion thereof, due hereunder or to be made under any of the other Loan Documents, will result in losses and additional expenses to Agent in servicing the Indebtedness, and in losses due to Lenders’ loss of the use of funds not timely received. If for any reason Borrower fails to pay any interest or principal or any other sum required to be paid under this Agreement when due, excluding any payment due at maturity or upon acceleration, or fails to pay any amounts due under any of the other Loan Documents when due, then (in lieu of damages for any detriment proximately caused thereby which would be extremely difficult and impracticable to ascertain or compute) Borrower shall pay to Agent on behalf of the Lenders, in addition to any such delinquent payment, an amount equal to five percent (5%) of such delinquent payment or the maximum amount permitted by applicable law (“Past Due Charge”). In addition, upon the Maturity Date and upon the occurrence and during the existence of an Event of Default (or upon any acceleration), interest shall automatically accrue hereunder, without notice to Borrower, at the Default Rate. The Default Rate shall be calculated and due from the date that the Default occurred which led to the Event of Default without regard to any grace or cure period as may be applicable, and shall be payable upon demand.

Section 2.5    Payments of Principal and Interest; Fees.

(a)Initial Payment of Interest. On the Closing Date, Borrower shall pay to Agent for the benefit of the Lenders interest in advance at the Contract Rate for the period of time from and including such date through (but excluding) the Monthly Payment Date in January 2015 based upon the Initial Advance.

(b)Monthly Payments of Principal and Interest. Commencing on the Monthly Payment Date in February 2015 and continuing on each Monthly Payment Date through and including the month in which the Maturity Date occurs, Borrower hereby promises to pay monthly installments of interest as calculated in accordance with Section 2.4 above, and such interest shall be payable in arrears. In addition to the monthly payments of interest as set forth in the preceding sentence, commencing on the Monthly Payment Date in January 2017, and continuing on each Monthly Payment Date thereafter, Borrower shall pay to Agent for the benefit of the Lenders monthly payments of principal equal to the amount necessary to repay the outstanding principal balance of the Loan over a twenty-five (25) year amortization period based on the Contract Rate as of the date of each required monthly principal payment. Any partial prepayment of the Loan shall reduce the amount of any monthly principal amortization payment required pursuant to the preceding sentence (but this shall not be construed as permitting any partial prepayment other than as may be expressly permitted elsewhere in this Agreement), such that from and after such partial prepayment, the monthly principal amortization payment shall be recalculated by amortizing the outstanding principal balance of the Loan following such partial prepayment over the then-remaining amortization period.

(c)Loan Administration Fee. In addition to the payments of principal and interest set forth above, Borrower shall pay to Agent, for its own benefit, a monthly administrative fee (the “Loan Administration Fee”) of $3,333.33 on each Monthly Payment Date.

(d)Exit Fee. Upon the earlier to occur of (i) the Maturity Date, or (ii) the prepayment in full of the Loan, Borrower shall pay to Agent, for the benefit of Lenders, the Exit Fee, which shall be deemed to be fully-earned by Lenders on the Closing Date; provided, however, the Exit Fee shall be reduced by an amount equal to the aggregate of all Release Exit Fees, if any, actually paid by Borrower to Agent prior to the date on which the Exit Fee is due pursuant to this Section.

(e)Business Days. Whenever in this Agreement or any other Loan Document any payment is required to be made on a date that is not a Business Day, such payment shall be made on the first Business Day after such date (and any such extension of time shall be included in the computation of payment of interest (including interest at the Default Rate)).

*** Confidential Treatment Requested

(f)Additional Interest. All fees payable by Borrower hereunder, including but not limited to the Loan Origination Fee, the Loan Administration Fee and any Prepayment Premium, shall be deemed additional interest payable hereunder; provided however, in no event shall such fees be included as interest for purposes of calculating Debt Service, DSCR Debt Service or Debt Yield. Notwithstanding the foregoing, any payments made by Borrower to reimburse Agent and Lenders for any costs or expenses incurred by such parties and payable by Borrower pursuant to the terms of this Agreement shall not be deemed additional interest hereunder.

States Dollars.

U.S. Funds.    The Loan is denominated and payable solely in United

(g)Wire Transfer Instructions. Absent written instruction to the contrary from Agent, Borrower shall make all payments to Agent for the benefit of Lenders by wire transfer pursuant to the following instructions:

Bank: Bank of America, NY
ABA#: 026009593
Account #: #
Account Name: CapitalSource Funding SFG
Reference: Red Lion

Section 2.6 Maturity Date.

The entire balance of principal and accrued interest and other amounts then outstanding under the Loan are due and payable on the Maturity Date. Borrowers acknowledge that such amount will equal the outstanding principal balance of the Loan, accrued and unpaid interest and all other amounts due and owing under this Agreement and the other Loan Documents.

Section 2.7 Prepayment and Repayment Fees.

(a)Permitted Prepayments. Borrowers shall not prepay the Loan in full or in part at any time except as permitted by and in accordance with this Section 2.7(a).

(i)Any prepayment of the Loan in full shall only be permitted after not less than sixty (60) days’ advance written notice, nor more than one-hundred twenty
(120)days’ advance written notice to Agent, which notice in each instance shall specify Borrowers’ election to make such prepayment. Any such prepayment in full of the Loan shall include payment of a prepayment premium to be calculated as follows (the “Prepayment Premium”):

(A)If such prepayment is made on or before January 15, 2017, an amount equal to the greater of (A) *** of the Maximum Loan Amount or (B) the Minimum Interest the less the Aggregate Yield Amount as of the date of such prepayment.

(B)If such prepayment is made after January 15, 2017 but prior to July 15, 2017, an amount equal to the greater of (A) ***

*** Confidential Treatment Requested

*** of the Maximum Loan Amount, or (B) the Minimum Interest less the Aggregate Yield Amount as of the date of such prepayment; or

(C)If such prepayment is made after July 15, 2017 but prior to Maturity Date, an amount equal to the Minimum Interest less the Aggregate Yield Amount as of the date of such prepayment.

(ii)Borrower shall not make any partial prepayment of the Loan except as expressly permitted by this Agreement (including, without limitation, prepayments in connection with a release of a Property pursuant to Section 2.13 or as permitted by Section 3.4(d), Section 5.26 and Section 5.27).

(b)Acceleration. If the Loan is accelerated following the occurrence of an Event of Default, Borrower shall pay to Agent for the benefit of the Lenders, in addition to all other amounts outstanding under the Loan Documents a Prepayment Premium equal to the Prepayment Premium that would be payable upon a voluntary prepayment of the Loan as of the date of acceleration.

(c)Acknowledgment of Borrower. Borrower, Agent and Lenders acknowledge that the Prepayment Premium required by this Section is compensation to Agent and Lenders for the cost of reinvesting the Loan Proceeds and for the loss of the contracted rate of return on the Loan. Furthermore, Borrower, Agent and Lenders acknowledge that the loss that may be sustained by Agent and Lenders as a result of such a prepayment by Borrower or acceleration of the Loan is not susceptible of precise calculation and the Prepayment Premium represents the good faith effort of Borrower, Agent and Lenders to compensate Agent and Lenders for such loss.

(d)Casualty. No Prepayment Premium shall be due in connection with any prepayment of the Loan as a result of casualty or condemnation.

Section 2.8 Indebtedness Absolute; No Offset; Waiver. The payment obligations of Borrower hereunder are absolute and unconditional, without any right of rescission, setoff, counterclaim or defense for any reason against Agent and Lenders. As of the Closing Date, the Loan has not been compromised, adjusted, extended, satisfied, rescinded, set-off or modified, and the Loan Documents are not subject to any litigation, dispute, refund, claims of rescission, setoff, netting, counterclaim or defense whatsoever, including but not limited to, claims by or against Borrower, Guarantor or any other party. Payment of the Indebtedness by Borrower, when due and payable pursuant to the terms of this Agreement and the other Loan Documents, is not subject to compromise, adjustment, extension, satisfaction, rescission, set-off, counterclaim, defense, abatement, suspension, deferment, deductible, reduction, termination or modification, whether arising out of transactions concerning the Loan, or otherwise. Without limitation to the forgoing, to the fullest extent permitted under applicable law and notwithstanding any other term or provision contained in this Agreement or any other Loan Document, Borrower hereby waives (and shall cause each Borrower Party to waive) (a) presentment, protest and demand, notice of default (except as expressly required in the Loan Documents), notice of intent to accelerate, notice of acceleration, notice of protest, notice of demand (except as expressly required in the

Loan Documents) and of dishonor and non-payment of the Indebtedness, (b) any requirement of diligence or promptness on Agent’s part in the enforcement of its rights under the provisions of this Agreement and any other Loan Document, (c) any rights, legal or equitable, to require any marshalling of assets or to require foreclosure sales in a particular order, (d) all notices of every kind and description which may be required to be given by any statute or rule of law, (e) the benefit of all laws now existing or that may hereafter be enacted providing for any appraisement before sale or any portion of the Collateral, (f) all rights of homestead, exemption, redemption, valuation, appraisement, stay of execution, notice of election to mature or declare due the whole of the Obligations in the event of foreclosure of the Liens created by the Loan Documents,
(g)the pleading of any statute of limitations as a defense to any demand under any Loan Document and (h) any defense to the obligation to make any payments required under the Loan Documents, including the obligation to pay Taxes based on any damage to, defects in or destruction of the Collateral or any other event, including obsolescence of any of the Collateral, it being agreed and acknowledged that such payment obligations are unconditional and irrevocable. Borrower further acknowledges and agrees (i) to any substitution, subordination, exchange or release of any security or the release of any party primarily or secondarily liable for the payment of the Loan; (ii) that Agent shall not be required to first institute suit or exhaust its remedies hereon against others liable for repayment of all or any part of the Loan, whether primarily or secondarily (collectively, the “Obligors”), or to perfect or enforce its rights against any Obligor or any security for the Loan; and (iii) that its liability for payment of the Loan shall not be affected or impaired by any determination that any security interest or lien taken by Agent for the benefit of the Lenders to secure the Loan is invalid or unperfected. Borrower acknowledges, warrants and represents in connection with each waiver of any right or remedy of Borrower contained in any Loan Document, that it has been fully informed with respect to, and represented by counsel of its choice in connection with, such rights and remedies, and all such waivers, and after such advice and consultation, has presently and actually intended, with full knowledge of its rights and remedies otherwise available at law or in equity, to waive or relinquish such rights and remedies to the full extent specified in each such waiver.

Section 2.9 Lawful Limits. In no contingency or event whatsoever, whether by reason of acceleration or otherwise, shall the interest and other charges paid or agreed to be paid to Agent or the Lenders for the use, forbearance or detention of money hereunder exceed the maximum rate permissible under applicable law which a court of competent jurisdiction shall, in a final determination, deem applicable hereto. If, due to any circumstance whatsoever, fulfillment of any provision hereof, at the time performance of such provision shall be due, shall exceed any such limit, then, the obligation to be so fulfilled shall be reduced to such lawful limit, and, if Agent or any Lender shall have received interest or any other charges of any kind which might be deemed to be interest under applicable law in excess of the maximum lawful rate, then such excess shall be applied first to any unpaid fees and charges hereunder (to the extent not constituting interest under applicable law), then to unpaid principal balance owed by Borrower hereunder, and if the then remaining excess interest is greater than the previously unpaid principal balance, Agent shall promptly refund such excess amount to Borrower and the provisions hereof shall be deemed amended to provide for such permissible rate. The terms and provisions of this Section 2.9 shall control to the extent any other provision of any Loan Document is inconsistent herewith.

Section 2.10    Increased Costs; Capital Adequacy.

(a)If any Change in Law shall:

(i)impose, modify or deem applicable any reserve, special deposit or similar requirement against assets of, deposits with or for the account of, or credit extended by, any Lender (except any such reserve requirement reflected in the Contract Rate);

(ii)impose on any Lender or the London interbank market any other condition affecting this Loan Agreement or the Loan; or

(iii)make it unlawful for Lender to make or maintain the indebtedness evidenced by the Loan in eurodollars;

and such Change in Law increases the cost to any Lender of making or maintaining the Loan (or of maintaining its obligation to make the Loan) or reduces the amount of any sum received or receivable by any Lender under this Loan Agreement (whether of principal, interest or otherwise), then Borrower shall pay to such Lender such additional amount or amounts as will compensate such Lender for such additional costs incurred or reduction suffered.

(b)If at the time of or prior to any determination of the Contract Rate, Lender determines (which determination shall be conclusive in the absence of manifest error) that by reason of circumstances affecting the London interbank market generally, (i) deposits in United States Dollars in the relevant amounts and of the relevant maturity are unavailable to Lender in the London interbank market, (ii) the Contract Rate does not adequately or fairly reflect the cost to Lender of making or maintaining the Loan due to changes in administrative costs, fees, tariffs or taxes or other matters outside of Lender’s reasonable control or (iii) adequate and fair means do not or will not exist for determining the Contract Rate, then Lender shall promptly notify Borrower, and the Loan shall bear interest, and continue to bear interest until Lender determines in its Permitted Discretion that the applicable circumstance described in the foregoing clauses (i), (ii) or (iii) no longer pertains, at a fluctuating rate per annum based on a substitute index selected by Lender plus a suitable margin to approximate, in Lender’s good faith judgment, the return that Lender would have received if the circumstance had not occurred.

(c)If any Lender determines in its Permitted Discretion that any Change in Law regarding capital requirements has or would have the effect of reducing the rate of return on such Lender’s capital or on the capital of such Lender’s holding company, if any, as a consequence of this Loan Agreement or the Loan made by such Lender to a level below that which such Lender or its holding company, as applicable, could have achieved but for such Change in Law (taking into consideration such Lender’s policies and the policies of such Lender’s holding company, as applicable, with respect to capital adequacy), then from time to time Borrower shall pay to such Lender such additional amount or amounts as will compensate such Lender’s holding company, as applicable, for any such reduction suffered.

(d)A certificate from any Lender setting forth the amount or amounts necessary to compensate such Lender or its holding company, under Sections 2.10(a) or

2.10(b), shall be delivered to Borrower and shall be conclusive absent manifest error. Borrower shall pay such Lender the amount shown as due on any such certificate within ten
(10) days after receipt (the date of such payment being the “Increased Cost Payment Date”).

(e)Failure or delay on the part of any Lender to demand compensation pursuant to this Section 2.10 shall not waive such Lender’s right to demand such compensation; provided that Borrower shall not be required to compensate such Lender under this Section 2.10 for any increased costs or reductions incurred more than ninety (90) days prior to the date any Lender notifies Borrower of the Change in Law giving rise to such increased costs or reductions and of such Lender’s intention to claim compensation for such increased costs or reduction; provided further that, if the Change in Law giving rise to such increased costs or reductions is retroactive, then such 90-day period will be extended to include the period of such retroactive effect.

(f)Notwithstanding anything to the contrary in this Loan Agreement, the Dodd-Frank Wall Street Reform and Consumer Protection Act and all requests, rules, guidelines or directives thereunder or issued in connection therewith shall be deemed to be a Change in Law and/or a change in capital adequacy requirements, as applicable, regardless of the date enacted, adopted or issued, provided, Borrower shall be treated in the same manner, with respect to this Subsection (f), as other similarly situated borrowers of such Lender.

(g)Notwithstanding anything to the contrary in this Loan Agreement, if any Change in Law affects any Lender and results in Borrower having to pay additional amounts to such Lender to compensate such Lender for such additional costs incurred or reduction suffered, Borrower shall have the right to prepay the Loan in full, following payment to any Lender of amounts due under this Section 2.10 together with any Exit Fee, without the obligation to pay a Prepayment Premium. The election to prepay the Loan in full pursuant to this Section 2.10 shall be made in writing by Borrower not more than sixty (60) days after the Increased Cost Payment Date and such prepayment in full shall have been made within one hundred twenty (120) days of the Increased Cost Payment Date.

Section 2.11 Interest Rate Protection. By no later than one (1) Business Day after the Closing Date, Holding shall have entered into, made all payments required under, and satisfied all conditions precedent to the effectiveness of, an interest rate protection agreement that satisfies all of the following conditions (such interest rate protection agreement, together with any replacements thereof, the “Interest Rate Protection Agreement”):

(a)Such agreement (i) is with a financial institution having a long term, unsecured and unsubordinated debt rating of at least “A+” by S&P and “A1” by Moody’s (an “Acceptable Counterparty”); (ii) has a term ending no earlier than the third anniversary of the Closing Date; (iii) is an interest rate cap in respect of a notional amount not less $80,000,000 that shall have the effect of capping the LIBOR Rate at 4.0% per annum (the “Strike Price”); and (iv) provides that the only obligation of Borrower thereunder is the making of a single payment upon the execution and delivery thereof. On or before the expiration of any existing Interest Rate Protection Agreement, Holding shall enter into, make all payments required under and satisfy all conditions precedent to the effectiveness of an extension or replacement of such Interest Rate

Protection Agreement in form and substance acceptable to Agent in its Permitted Discretion in incremental terms of at least one year such that the Interest Rate Protection Agreement, or an extension or replacement thereof, shall be in effect at all times during the Term.

(b)Holding’s interest in such Interest Rate Protection Agreement has been assigned to Agent pursuant to the Assignment of Interest Rate Agreement, and the counterparty to such Interest Rate Protection Agreement has executed and delivered to Agent an acknowledgment of such assignment, which acknowledgment includes such counterparty’s agreement to pay directly to a Holding Operating Account all sums payable by such counterparty pursuant to the Interest Rate Protection Agreement and shall otherwise be satisfactory to Agent in form and substance in its Permitted Discretion. Holding shall assign any extended or replaced Interest Rate Protection Agreement to Agent pursuant to an assignment in form and substance similar to the Assignment of Interest Rate Protection Agreement.

(c)In the event of any downgrade or withdrawal of the rating of the issuer or guarantor, as applicable, of the Interest Rate Protection Agreement below “A-” by S&P and “A3” by Moody’s, Holding shall either (i) cause such issuer or guarantor of the Interest Rate Protection Agreement to post collateral equivalent to the mark-to-market value of the cap or (ii) replace the Interest Rate Protection Agreement with a replacement Interest Rate Protection Agreement from an issuer rated (or guaranteed by a financial institution rate) at least “A-” by S&P and “A3” by Moody’s (with terms identical to the Interest Rate Protection Agreement being replaced, or otherwise approved by Agent in its Permitted Discretion), in either case not later than thirty (30) days following receipt of notice from Agent of such downgrade or withdrawal.

(d)Holding shall promptly execute and deliver to the counterparty of the Interest Rate Protection Agreement such confirmations and agreements as may be requested by such counterparty in connection with such Interest Rate Protection Agreement.

(e)Borrower agrees that Agent shall not have any obligation, duty or responsibility to Borrower or any other Person by reason of, or in connection with, any Interest Rate Protection Agreement (including any duty to provide or arrange any Interest Rate Protection Agreement, to consent to any mortgage or pledge of the Properties or any portion thereof as security for Borrower’s performance of its obligations under any Interest Rate Protection Agreement, or to provide any credit or financial support for the obligations of Borrower or any other Person thereunder or with respect thereto). No Interest Rate Protection Agreement shall alter, impair, restrict, limit or modify in any respect the obligation of Borrower to pay interest on the Loan as and when the same becomes due and payable in accordance with the provisions of the Loan Documents.

(f)All payments due to Holding pursuant to any Interest Rate Protection Agreement, including upon any termination thereof, shall be made into the Holding Operating Account and applied pursuant to Section 3.4 hereof. If an Event of

Default occurs and is continuing, Agent may, in its sole discretion, in addition to any other rights and remedies hereunder, apply the amounts so held by Agent to the Loan or other amounts due under the Loan Documents at Agent’s election. Until such time as the Obligations have been paid in full, Holding shall have no right to direct the payment by the counterparty of any funds payable on account of any Interest Rate Protection Agreement. Such funds shall constitute additional security for the Obligations. In the event Holding receives any sums pursuant to or in connection with any Interest Rate Protection Agreement, it shall promptly deposit such sums into the Holding Operating Account.

(g)Borrower shall cause the issuer of such Interest Rate Protection Agreement to deliver, within the time period set forth on the Post-Closing Agreement, an opinion of counsel from the counsel (in-house or independent) for such issuer, upon which Agent and its successors and assigns may rely, which shall be in form and substance satisfactory to Agent in its Permitted Discretion.

Section 2.12 Extension of Maturity Date. Borrowers may request that Agent grant one extension of the Maturity Date for a period of twelve (12) months in accordance with the requirements below. Such extension request shall be granted to Borrower upon the satisfaction of the following conditions:

(a)Borrowers shall have delivered to Agent a written request to extend the Maturity Date at least sixty (60) but not more than one-hundred-twenty (120) calendar days prior to the current Maturity Date;

(b)Borrowers shall have delivered to Agent, concurrently with making the written extension request in clause (a) above, an extension fee equal to one-half of one percent (0.5%) of the Maximum Loan Amount;

(c)on the date of the effectiveness of such extension of the Maturity Date, Agent shall have determined, in its Permitted Discretion, the outstanding principal balance of the Loan does not exceed the lower of (i) sixty percent (60%) of the aggregate “as-is” value of the Properties, and (ii) fifty-five percent (55%) of the stabilized value of the Properties (based upon an Appraisal ordered by Agent at Borrower’s cost, acceptable to Agent in its Permitted Discretion);

(d)on the date of the effectiveness of such extension of the Maturity Date, Agent shall have determined in its sole discretion that (i) the Debt Service Coverage Ratio shall not be less than 2.00:1.00, and (ii) the Debt Yield shall not be less than fifteen percent (15%);

(e)no Default, Event of Default, or DSCR Cash Management Period shall have occurred and be continuing at the time of making the extension request or on the Maturity Date prior to the effectiveness of any such extension;

(f)Borrowers shall have executed any agreements, documents or amendments to Loan Documents reasonably requested by Agent in connection with such extension of the Maturity Date;

(g)During the extended term of the Loan, all terms and conditions of the Loan Documents (other than the original Maturity Date and this extension option) shall continue to apply;

(h)Borrowers shall have entered into a replacement Interest Rate Protection Agreement in form and substance in compliance with Section 2.11;

(i)Agent shall be determine that the funds remaining in the Reserves, together with the projected Operating Revenues from the Properties shall be sufficient to meet all reserve requirements during such extension period;

(j)On the date of the effectiveness of such extension of the Maturity Date, no unresolved Material Adverse Change exists;

(k)Borrower shall pay all actual out-of-pocket costs and expenses incurred by Agent in connection with such extension of the Maturity Date and Agent’s reasonable attorneys’ fees; and

(l)Bend PropCo and Coos Bay PropCo shall have caused a mortgage modification to be recorded in the applicable real property records extending the maturity date set forth in Security Instruments for the Bend Property and Coos Bay Property, respectively.

Section 2.13 Release of a Property. So long as no Default, Event of Default, or DSCR Cash Management Period has occurred and is continuing or would result therefrom, Agent shall release Agent’s Lien on a Property identified in the Release Notice upon the satisfaction, and/or waiver, which must be in writing by Agent and shall be given or withheld in Agent’s sole discretion, of all of the following requirements:

(a)Agent shall have received from Borrowers at least thirty (30) days prior to the requested date of the release (such release date is referred to herein as the “Release Date”), a written request for the release identifying the Property to be released (such notice is referred to herein as the “Release Notice”);

(b)	Agent receives payment of the Release Price for such Property;

(c)The release documents for the Property identified in the Release Notice shall be prepared by the Borrowers at their expense and shall be in form and content satisfactory to Agent in its Permitted Discretion; provided, however, that such release shall be without recourse to Agent or any Lender and made without any representation or warranty. The executed release documents shall be held by Agent’s counsel in escrow for release in accordance with the terms of this Agreement, or if requested by such Borrower, the executed release documents may be delivered in escrow to a title closing agent, subject to Agent’s approval of the escrow agent and further provided that the release documents shall not be released until Agent has received the Release Price payment in accordance with Section 2.13(b) above;

(d)If the Release Price is sufficient to repay the Loan in full, then in addition to the Release Price, Agent shall have received the Prepayment Premium, if any, in accordance with Section 2.7;

(e)Following the release of the Property identified in the Release Notice, all of the covenants in the Loan Documents shall continue to be satisfied and all of the representations and warranties shall continue to be true and correct in all material respects;

(f)Borrowers shall have paid (i) all of Agent’s out-of-pocket costs and expenses (including, without limitation, reasonable legal fees and disbursements of Agent) in connection with the release of such Property, and (ii) a $2,000 release fee with respect to the release of such Property;

(g)	Agent receives payment of the Release Exit Fee for such Property;

(h)Agent shall have determined that the Loan to Value Ratio, after giving effect to the release and transfer of the Property identified in the Release Notice and the application of such Release Price to the outstanding Obligations, will not be greater than sixty percent (60%) (based on an Appraisal ordered by Agent at Borrower’s cost acceptable to Agent in its Permitted Discretion);

(i)Agent shall have determined that the Debt Service Coverage Ratio, after giving effect to the release and transfer of the Property identified in the Release Notice and the application of such Release Price to the outstanding Obligations, will be greater than or equal to 1.50:1.00; and

(j)Agent shall have determined that the Debt Yield, after giving effect to the release and transfer of the Property identified in the Release Notice and the application of such Release Price to the outstanding Obligations, will be greater than or equal to 14.5%.

Agent acknowledges that a sale of a Property may be structured as a sale by Holding of the Equity Interests in the applicable Borrower, and in such event, this Section 2.13 shall apply as if such sale were a sale of the Property. Upon payment of the Release Price for a Property and satisfaction of all other conditions to a release in this Section 2.13, with respect to such Property, the term “Properties” shall thereafter no longer include such Property. If all of the Property owned by a Borrower is released pursuant to this Section 2.13, then, except for such Borrower’s indemnification obligations under the Loan Documents which shall continue, such Borrower shall be released from its ongoing obligations under the Loan Documents that arise after the release of such Borrower’s Property. Notwithstanding the preceding sentence, all of such Borrower’s indemnification obligations under the Loan Documents shall survive the release of the Property owned by such Borrower.

ARTICLE 3 ACCOUNTS AND RESERVES.
Section 3.1    Security Grant.

(a)Borrower has granted to Agent for the benefit of Lenders, within the security agreement provisions of the Security Instrument, and hereby grants to Agent for the benefit of Lenders, a first lien and security interest in the Operating Account and all Reserves (and the funds therein, any interest earned thereon and proceeds thereof), and Borrower hereby pledges the Reserves and the Operating Account (and the funds therein, any interest earned thereon and proceeds thereof) as collateral security for the payment of all Indebtedness and the performance of all Obligations. Borrower shall not, without obtaining the prior written consent of Agent, further pledge, assign or grant any security interest in the Operating Account, any Reserve or the monies deposited therein or permit any Lien to attach thereto, or any levy to be made thereon, or any UCC Financing Statements, except those naming Agent as the secured party, to be filed with respect thereto. Borrower, Agent and Cash Management Bank shall enter into the Operating Account Agreement on or prior to the Closing Date. Borrower shall not establish any deposit account other than the Operating Account without prior written consent of Agent and delivery to Agent of a deposit account control agreement in form and content satisfactory to Agent in its sole discretion.

(b)This Agreement is, among other things, intended by the parties to be a security agreement for purposes of the UCC. As such, and in connection with the security grant contained in each Security Instrument, Agent is irrevocably authorized to file UCC Financing Statements naming the Borrower as debtor, to perfect the Agent’s security interest in the Collateral, in all jurisdictions in which Agent believes in its sole discretion that such filing is appropriate. If Agent believes that an “all-asset” collateral description, as contemplated by Section 9-504(2) of the UCC, is appropriate, Agent is irrevocably authorized to use such a collateral description, whether in one or more separate filings or as part of the collateral description in a filing that particularly describes the Collateral. Agent is irrevocably authorized to file such continuation statements and other similar documents as it determines, in its sole opinion, are appropriate to protect and perfect its rights.

Section 3.2 Reserves. The Reserves will be held by Agent, in Borrowers’ name, but shall not constitute trust funds and may be commingled with other monies held by Agent. Disbursements by Agent from a Reserve shall be subject to all conditions to making disbursements from each such Reserve as set forth in this Agreement. Agent’s rights with respect to Protective Advances or other advances permitted under any of the Loan Documents shall include the right to disburse funds from any Reserve for the purpose of making any payments for which such Reserve was created. Agent shall have no obligation whatsoever to make any advances or disbursements under this Section 3.2 or pursuant to any other applicable provision hereunder if a Default or an Event of Default shall have occurred and is continuing. Agent reserves the right to use the services of Agent’s Construction Consultant in connection with disbursements from the PIP Reserve, the FF&E Reserve, the Deferred Maintenance Reserve or any other advances of the Loan the proceeds of which shall be used to pay for construction or similar work on the Property, and Borrowers shall pay the reasonable fees of such Agent’s Construction Consultant.

(a)PIP Reserve.

(i)A portion of the Loan equal to the sum of Twenty-Six Million One Hundred Ninety-Two Thousand Nine Hundred Seventy-Seven and No/100 Dollars ($26,192,977.00) (the “PIP Reserve”) shall not be funded on the Closing Date and the Borrowers may request one or more additional advances of principal up to, but not in excess of, in the aggregate, the maximum amount of the PIP Reserve as set forth in this Section 3.2(a) to pay the costs of the Property Improvements. For the period commencing on the Closing Date and expiring on the Completion Date, the PIP Reserve shall be utilized only for work on Property Improvements on the Portfolio in accordance with the Property Improvement Plan and Budget. So long as no Default or Event of Default shall have occurred and be continuing and the Debt Yield, after giving effect to the requested advance from the PIP Reserve, is not less than ten and one-half of one percent (10.5%), funds shall be advanced from the PIP Reserve within ten (10) Business Days after written request therefore, but not more frequently than monthly in accordance with and subject to the draw procedures set forth in Exhibit B hereto, as applicable. With respect to each advance from the PIP Reserve, Borrowers shall pay the actual reasonable fees and out-of-pocket expenses of Agent’s Construction Consultant.

(ii)Other than advances from the First PIP Bucket, Agent shall make no advances from the PIP Reserve without, with respect to the Property Improvements to be completed in any PIP Bucket, copies of (x) all general contracts, architects agreements and Material Subcontracts required to complete the Property Improvements, which shall be subject to the review and approval of Agent in its Permitted Discretion and (y) all purchase orders and quotations for all FF&E required for the completion of the Property Improvements (such documentation collectively referred to as the “PIP Backup”). Advances from the PIP Reserve shall be subject to the following availability:

(A)Prior to receipt of the Second Bucket PIP Backup, Agent shall permit Borrowers to request advances from the PIP Reserve, which shall be subject to this Section 3.2(a) and the draw procedures on Exhibit B in an amount not to exceed $2,500,000 (the “First PIP Bucket”).

(B)Borrower shall provide PIP Backup for Property Improvements totaling not less than $10,500,000 (inclusive of the First PIP Bucket) (the “Second Bucket PIP Backup”), together with PIP Backup for the Property Improvements funded in the First PIP Bucket, to the extent not already received. Upon approval of the Second Bucket PIP Backup (which approval shall be given or withheld in Agent’s Permitted Discretion within 10 Business Days of receipt), Agent shall permit Borrowers to request advances from the PIP Reserve which shall be subject to this Section 3.2(a) and the draw procedures on Exhibit B for Property Improvements in the amounts reflected in the PIP Backup for the Property Improvements funded in the First PIP Bucket and approved pursuant to the Second Bucket PIP Backup, which shall not exceed
$10,500,000 (inclusive of the First PIP Bucket) (the “Second PIP Bucket”).

(C)Borrower shall provide PIP Backup for Property Improvements totaling not less than $18,500,000 (inclusive of the First PIP Bucket and the Second PIP Bucket) (such PIP Backup for Property Improvements not reflected in the PIP Backup for the First PIP Bucket or the Second Bucket PIP Backup being “Third Bucket PIP Backup”). Upon approval of the Third Bucket PIP Backup (which approval shall be given or withheld in Agent’s Permitted Discretion within 10 Business

Days of receipt), Agent shall permit Borrowers to request advances from the PIP Reserve which shall be subject to this Section 3.2(a) and the draw procedures on Exhibit B for Property Improvements in the amounts approved pursuant to the Third Bucket PIP Backup, which shall not exceed $18,500,000 (inclusive of the First PIP Bucket and the Second PIP Bucket) (the “Third PIP Bucket”).

(D)Borrower shall provide PIP Backup for all remaining Property Improvements set forth in the Property Improvement Plan and Budget (the “Final Bucket PIP Backup”). Upon approval of the Final Bucket PIP Backup (which approval shall be given or withheld in Agent’s Permitted Discretion within 10 Business Days of receipt), Agent shall permit Borrowers to request advances from the PIP Reserve which shall be subject to this Section 3.2(a) and the draw procedures on Exhibit B for Property Improvements in the amounts approved pursuant to the PIP Backup, which shall not exceed $26,192,977.00 (inclusive of the First PIP Bucket, the Second PIP Bucket and the Third PIP Bucket) (the “Final PIP Bucket”).

(iii)Borrowers may increase or decrease any line item of any Property’s Property Improvement Plan and Budget, and may do so by increasing or decreasing, as applicable, any other line item from such Property’s or any other Property’s Property Improvement Plan and Budget, so long as such adjustments (A) when taken individually, do not change any line item by an amount greater than ten percent (10%) of the amount first approved by Agent for such line item in the Property Improvement Plan and Budget for such Property and (B) when taken in the aggregate, are
(I)with respect to any Tranche A Property, no greater than the lesser of fifteen percent (15%) of the Property Improvement Plan and Budget for such Property and $250,000 and
(II)with respect to any Tranche B Property, no greater than the lesser of fifteen percent (15%) of the Property Improvement Plan and Budget for such Property and $500,000. Any adjustments in excess of the limitations set forth in this Section 3.2(a)(iii) may only be made with Agent’s prior written approval, which may be given or withheld in its Permitted Discretion.

(iv)Borrowers shall (A) commence and diligently pursue the completion of the Property Improvements required by the Property Improvement Plan and Budget in a timely manner in accordance with the requirements set forth herein and
(B) cause the Property Improvements to be substantially completed, as determined by Agent’s Construction Consultant and Agent in its Permitted Discretion, by the Completion Date (without regard to the sufficiency or availability of funds in the PIP Reserve). The Property Improvements shall be completed in a good and workman-like manner and in accordance with the Property Improvement Plan and Budget and the Construction Contracts, which shall be provided to Agent prior to any disbursement from the PIP Reserve for work conducted thereunder. Following the disbursement of the entire PIP Reserve pursuant to Section 3.2(a), Borrower shall pay any remaining costs required for the completion of the Property Improvements set forth on the Property Improvement Plan and Budget.

(v)Borrowers may make and agree to one or more change orders within any Property’s Property Improvement Plan and Budget without Agent’s prior written consent, so long as, (A) with respect to the Property Improvement Plan and Budget for (I) any Property, each individual change order does not exceed ten percent (10%) of such Property Improvement Plan and Budget, (II) any Tranche A Property, such change orders in the aggregate do not exceed the lesser of fifteen percent (15%) of the Property Improvement Plan and Budget for such Property and $250,000 and (III) any Tranche B Property, such change orders in the aggregate do not exceed the lesser of fifteen percent (15%) of the Property Improvement Plan and Budget for such Property and $500,000; (B) sufficient funds remain in the PIP Reserve which are allocated to each Property’s Property Improvement Plan and Budget to keep the PIP Reserve In Balance following such change order; and (C) written notice of such change order is delivered to Agent within five (5) Business Days after the end of the calendar month in which such change order is made. Any change orders with respect to a Property in excess of the individual and aggregate caps set forth in this Section 3.2(a)(v), shall be subject to Agent’s prior written approval in its Permitted Discretion, and then further subject to the availability of funds in the PIP Reserve.

(vi)Disbursements made from the PIP Reserve shall be deemed to have been received by Borrowers on the date of disbursement. At no time shall Agent have any obligation to make any disbursements from the PIP Reserve (i) if any conditions to advances set forth in Exhibit B have not been satisfied, (ii) if the PIP Reserve is not In Balance or (iii) after the Completion Date. Borrower shall cause the PIP Reserve to remain In Balance upon each disbursement requested from the PIP Reserve, or on a monthly basis for months during which Borrower does not request a disbursement from the PIP Reserve. The PIP Reserve shall be deemed to be “In Balance” only if, in Agent’s Permitted Discretion, as of any date of determination, the amount equal to the undisbursed proceeds of the PIP Reserve shall equal or exceed the aggregate of: (I) the amount required, according to the Property Improvement Plan and Budget, including contingency, if any, to fund the completion of the Property Improvements in compliance with the Property Improvement Plan and Budget and this Agreement; and (II) the amount required, if any, to be paid for actual or projected cost overruns, in excess of any contingency set forth in the Property Improvement Plan and Budget, in connection with the completion of the Property Improvements, in compliance therewith. In the event that Agent, in accordance with this Section 3.2(a), shall determine that the PIP Reserve is not In Balance, Agent shall have no obligation to fund any disbursement from the PIP Reserve and shall provide Borrower written notice of such determination, including the dollar amount of such deficiency of funds remaining in the PIP Reserve (the “In Balance Shortfall”). Borrower agrees that if for any reason the PIP Reserve is not In Balance, Borrower shall pay to Agent, within ten (10) Business Days after written demand, an amount equal to the In Balance Shortfall. For the avoidance of doubt, Lender shall have no obligation to make any disbursement from the PIP Reserve until the PIP Reserve is In Balance.

(vii)With respect to any building materials, FF&E or other items that are not yet affixed to or incorporated into the Improvements (“Stored Materials”), but for which Borrower has obtained physical possession, Borrowers shall, with respect to any Stored Materials subject to a Disbursement Request (i) cause such Stored Materials to be covered by the Policies required hereunder and protected against loss, theft and damage in a manner acceptable to Agent in its Permitted Discretion, (ii) cause such Stored Materials to be incorporated into the Improvements within sixty (60) days of the delivery of the Disbursement Request therefor, and (iii) with respect to Stored Materials not stored on the Property, provide to Agent (x) such security agreements, financing statements and other documents as Agent may require in its Permitted Discretion sufficient to create, perfect and protect a first priority lien on such Stored Materials, (y) a written statement from the storer of such Stored Materials to the effect that Agent and Agent’s Construction Consultant may freely inspect such Stored Materials at all reasonable times and shall be permitted to retrieve such Stored Materials in connection with an exercise of remedies hereunder and (z) a certification to the effect that such Stored Materials are (1) stored in a designated and secure area, conspicuously marked to show that they are the subject of a security interest in favor of Agent, and that such Stored Materials will not be moved except in connection with their delivery to the Premises and (2) effectively segregated from all other materials of whatever kind located at the off-site location in question.

(b)	Tax and Insurance Reserve.

(i)    On each Monthly Payment Date, Borrowers shall pay to Agent a sum equal to one-twelfth of an amount which would be sufficient to pay the Taxes payable, or reasonably estimated by Agent to be payable, during the ensuing twelve (12) months to be held as a tax reserve to fund payment of future Taxes (the “Tax Reserve”). If requested by Agent (not earlier than two months prior to the date on which the next installment of Taxes becomes due), Borrowers shall also deposit, within five (5) Business Days of such request, into the Tax Reserve an amount which, together with the aggregate of deposits to be made on each Monthly Payment Date pursuant to the first sentence of this subsection (i), shall be sufficient, as of one month prior to the date on which the next installment of Taxes becomes due, to pay in full such installment of Taxes, as reasonably estimated by Agent. Agent shall apply such funds to, or (at the sole option of Agent) release such funds to Borrowers for, payment of such Taxes, provided that Borrowers have promptly supplied Agent with timely notice of all Taxes due.

(ii)    On each Monthly Payment Date, Borrowers shall pay to Agent a sum equal to one-twelfth of the most recent annual insurance premiums to be held as an insurance reserve to pay for all liability and property insurance required to be to be held and maintained (the “Insurance Premiums”) by Borrowers pursuant to this Agreement (the “Insurance Reserve”, and together with the Tax Reserve, collectively referred to herein as the “Tax and Insurance Reserve”). If requested by Agent (not earlier than two months prior to the date on which the next installment of the next annual Insurance Premium becomes due), Borrowers shall also deposit, within five (5) Business Days of such request, into the Tax and Insurance Reserve an amount which, together with the aggregate of the monthly deposits to be made pursuant to the preceding sentence, shall be sufficient, as of one month prior to the date on which the next installment of the next annual Insurance Premium becomes due, to pay in full such insurance premium, as estimated by Agent. Agent shall apply such funds to, or (at the sole option of Agent) release such funds to Borrowers for, payment of such Insurance Premiums, provided that Borrowers have promptly supplied Agent with timely notices of all Insurance Premiums due.

(iii)    In making any payment relating to Taxes or Insurance Premiums, Agent may do so according to any bill, statement or estimate procured from the appropriate public office, with respect to Taxes, and insurer or agent, with respect to Insurance Premiums, without inquiry into the accuracy of such bill, statement or estimate, in any case, or into the validity of any tax, assessment, sale, forfeiture, tax lien or title or claim, as it relates to Taxes. If the total amount retained in the Tax and Insurance Reserve attributable to (i) the Tax Reserve exceeds the amount of payments actually applied by Agent as set forth in Section 3.2(c)(i) above, and (ii) the Insurance Reserve exceeds the amount of payments actually applied by Agent as set forth in Section 3.2(c)(ii) above, in each case, such excess may be credited by Agent on subsequent payments to be made by Borrowers under Sections 3.2(c)(i) and (ii), as applicable, or at the option of Agent, refunded to Borrowers; but if the funds in the Tax Reserve or the Insurance Reserve shall not be sufficient to pay the sums required by Section 3.2(c)(i) and (ii), respectively, at least thirty (30) days before the same are due and payable,

Borrowers shall, within five (5) Business Days after receipt of written demand therefor from Agent, deposit with Agent the full amount of any such deficiency. Upon repayment in full of the Indebtedness and the satisfaction of all Obligations, any remaining funds held in the Tax and Insurance Reserve shall be released to Borrowers.

(c)Deferred Maintenance Reserve. On the Closing Date, Agent shall withhold $228,545 from the Loan to fund a deferred maintenance reserve (the “Deferred Maintenance Reserve”). Such Deferred Maintenance Reserve shall, subject to the conditions set forth in this Agreement, be disbursed by Agent to Borrowers to pay the costs to complete the deferred maintenance items set forth on Schedule 3.2(d) (the “Deferred Maintenance Items”). Funds from the Deferred Maintenance Reserve shall be advanced by Agent to Borrowers not more than once during any month. Provided that no Default or Event of Default exists and is continuing, Agent shall disburse funds held in the Deferred Maintenance Reserve to Borrowers (or, at Borrower’s request, directly to the applicable contractors or vendors installing or performing work on the applicable Deferred Maintenance Items) to pay the cost of the applicable Deferred Maintenance Items, within ten (10) Business Days after the delivery by Borrower to Agent of a request therefor (but not more often than once per month), provided that (i) such disbursement is for Deferred Maintenance Items; (ii) Agent shall have (if it desires) verified (by an inspection conducted at Borrowers’ expense) the performance of the work on the Deferred Maintenance Items; and (iii) the request for disbursement is accompanied by (A) an Officer’s Certificate certifying (1) that such funds will be used to pay or reimburse Borrowers for Deferred Maintenance Items approved in writing by Agent and a description thereof, (2) that the same has not been the subject of a previous disbursement from the Deferred Maintenance Reserve or any other Reserve, (3) that all previous disbursements from the Deferred Maintenance Reserve have been used for the purpose for which they were requested, and (4) no Default or Event of Default or DSCR Cash Management Period exists;
(B) lien waivers (which may be conditioned upon payment), (C) invoices and/or other evidence of costs or payment satisfactory to Lender; (D) at Agent’s option, a title search for any Property at which such Deferred Maintenance Items were installed or performed indicating that such Property is free from all Liens, claims and other encumbrances not previously approved by Lender; (E) such other evidence as Agent shall request that the Deferred Maintenance Items to be funded by the requested disbursement have been installed, completed and are paid for or will be paid upon such disbursement to Borrowers; and (F) the request for disbursement is in accordance with and subject to the draw procedures set forth in Exhibit B hereto. In no event shall Agent be obligated to reimburse Borrowers out of the Deferred Maintenance Reserve for costs of routine maintenance to any Property. Borrower shall cause each item identified on Schedule 3.2(d) to be substantially completed as determined by Agent’s Construction Consultant and Agent in its Permitted Discretion on or before the date for completion set forth thereon.

(d)FF&E Reserve. On each Monthly Payment Date, Borrowers shall pay to Agent an amount equal to the FF&E Deposit Amount to be deposited into an FF&E reserve (the “FF&E Reserve”). Provided that no Default or Event of Default has occurred and is continuing, Agent shall disburse funds held in the FF&E Reserve to Borrowers within ten (10) Business Days after the delivery by Borrower to Agent of a request therefor (but not more often than once per month), in increments of at least $10,000, provided, that (i) such disbursement is for FF&E expenditures not covered by the Property Improvement Plan and

Budget, (ii) such FF&E expenditure was made in accordance with the Approved Operating Budget or otherwise approved by Agent, which approval shall not be unreasonably withheld; and (iii) for all Major FF&E, Agent shall have (if it desires) verified (by an inspection conducted at Borrower’s expense) the installation or performance of the FF&E or work in question; (iv) such disbursement must be for work that has already been completed and for which Agent has received all Lien waivers as it may require in its sole discretion; and (v) the request for disbursement is in accordance with and subject to the draw procedures set forth in Exhibit B hereto. Upon repayment in full of the Indebtedness and the satisfaction of all Obligations, any remaining funds held in the FF&E Reserve shall be released to Borrowers or the Person(s) legally entitled thereto. Agent reserves the right to use the services of Agent’s Construction Consultant in connection with the approval and ongoing monitoring of any such disbursement and work related thereto.

(e)Seasonality Reserve. For the purpose of providing funds for use by Borrowers to pay Debt Service and Approved Operating Expenses in the calendar months, if any, when Operating Cash Flow for the Portfolio is negative, Borrowers shall deposit with Agent, to be held in a reserve (the “Seasonality Reserve”), (i) $750,000 on the Closing Date (to be funded by Agent withholding $750,000 from the Loan) and (ii) on each Monthly Payment Date immediately following the receipt of the monthly reporting required by Section 5.10(d) for calendar months June through (and including) September of each calendar year, all positive Operating Cash Flow, if any. For the avoidance of doubt, and by way of example only, if the reporting required by Section 5.10(d) for the month of June is received on August 12th of the same year, Borrower shall deposit into the Seasonality Reserve an amount equal to the positive Operating Cash Flow, if any, as evidenced by such reporting, on the Monthly Payment Date in August. In no event shall Borrower be required to cause the balance of the Seasonality Reserve to exceed the Seasonality Reserve Required Balance; provided, however, if on September 30th of any calendar year the balance of the Seasonality Reserve is less than the Seasonality Reserve Required Balance, Borrowers shall deposit with Agent an amount in cash equal to the Seasonality Shortfall Amount on the Monthly Payment Date in October of such year to be held in the Seasonality Reserve. Provided no Default or Event of Default shall have occurred and is continuing, on any Monthly Payment Date when the Portfolio has negative Operating Cash Flow, Agent shall pay any shortfalls in Debt Service and Approved Operating Expenses for such month, only to the extent of the funds available in the Seasonality Reserve, in the order set forth for such items in Section 3.4(b). Funds deposited in the Seasonality Reserve shall be disbursed only pursuant to the preceding sentence or upon the indefeasible payment in full of the Indebtedness by Borrowers, at which point Agent shall disburse all funds deposited in the Seasonality Reserve to the Borrowers.

(f)	Environmental Reserve. On the Closing Date, Agent shall withhold
$450,000 from the Loan to fund a reserve (the “Environmental Reserve”), which shall be designated for use by Borrowers to fund the costs of compliance with and completion of the Pasco VCP and the Port Angeles VCP (or the Mandated Plan). Agent shall hold $100,000 of the Environmental Reserve for the completion of the Pasco VCP and shall hold $350,000 of the Environmental Reserve for the completion of the Port Angeles VCP (or the Mandated Plan). Agent shall disburse funds held in the Environmental Reserve to Borrowers within ten (10) Business Days after the delivery by Borrower to Agent of a request therefor (but not more often than once per month), provided that (i) such disbursement is for costs incurred by Borrower (A)

prior to the Closing Date in an amount not to exceed $75,000 and (B) after the Closing Date, in each case, to comply with its obligations under Section 5.40 (e) and (f); (ii) Agent shall have (if it desires) verified (by an inspection conducted at Borrowers’ expense) the performance of such work; and (iii) the request for disbursement is accompanied by (A) an Officer’s Certificate certifying (1) that such funds will be used to pay or reimburse Borrowers for costs incurred by Borrower to comply with its obligations under Section 5.40(e) and (f), (2) that the same has not been the subject of a previous disbursement from the Environmental Reserve or any other Reserve, (3) that all previous disbursements from the Environmental Reserve have been used for the purpose for which they were requested, and (4) no Default or Event of Default or DSCR Cash Management Period exists; and (B) invoices and/or other evidence of costs or payment satisfactory to Agent. Agent shall make $250,000 of the Environmental Reserve available to Borrowers for reimbursement for work conducted to satisfy the conditions in Section 5.40(e) and
(f)and shall distribute the remaining $200,000 in the Environmental Reserve only upon the terms and conditions set forth below. Upon repayment in full of the Indebtedness and the satisfaction of all Obligations, the entire balance of the Environmental Reserve, if any, shall be disbursed to Borrower. Upon the confirmation from Agent’s environmental consultant, or other evidence satisfactory to Agent in its Permitted Discretion, that Borrower’s obligations under Section 5.40(e) or (f), as applicable, have been fully satisfied in Agent’s Permitted Discretion (which determination may be made based on the issuance by WDOE of a “no further action” letter with respect to the applicable Property or if WDOE otherwise terminates Borrowers’ obligations with respect to all cleanup of such Property), Agent shall disburse $100,000 from the funds remaining in the Environmental Reserve to Borrowers. Thereafter, the confirmation from Agent’s environmental consultant, or other evidence satisfactory to Agent in its Permitted Discretion, that Borrower’s obligations under Section 5.40(e) or (f), as applicable, have been fully satisfied in Agent’s Permitted Discretion (which determination may be made based on the issuance by WDOE of a “no further action” letter with respect to the applicable Property or if WDOE otherwise terminates Borrowers’ obligations with respect to all cleanup of such Property), Agent shall disburse the remaining balance of the Environmental Reserve to Borrowers. Agent shall have no obligation to make any disbursement of funds from the Environmental Reserve during the continuance of an Event of Default. Borrower shall pay all reasonable fees and actual out-of-pocket costs and expenses of Agent’s environmental consultant in connection with the foregoing.

Section 3.3    Operating Account and Lender Account.

(a)All Gross Revenues of each Property shall be deposited by the remitter thereof into the Operating Account for such Property, and Borrowers shall direct, or shall cause Property Manager to direct, that all amounts (i) paid by all Tenants under any Leases and any other remitter of Gross Revenues and (ii) received by Credit Card Processor or any other processor of Gross Revenues, be deposited directly to the Operating Account. Borrower shall deliver such additional documents, including but not limited to payment direction letters directing that all payments to Borrower from any source shall be paid into the Operating Account. Notwithstanding the foregoing, all Gross Revenues received by Borrower, Property Manager or by their Affiliates, shall be deposited (and Borrower shall cause Property Manager or such Affiliates to deposit such amounts) in the Operating Account within two (2) Business Days after receipt thereof. The direction to Tenant, Credit Card Processor and each other remitter or processor of Gross Revenues to deposit such Gross Revenues into the Operating

Account shall not be modified except by Agent. Borrower shall not establish any deposit account other than the Operating Account without (i) the prior written consent of Agent and (ii) delivery to Agent of a deposit account control agreement in form and substance satisfactory to Agent in its sole discretion.

(b)At any time upon the occurrence and during the continuation of a Default, an Event of Default or a DSCR Cash Management Period, Agent may (i) directly notify any remitter of Gross Revenues, including any Tenant, to deposit all sums due and payable to Borrower to the Lender Account and (ii) deliver written notice (A) to the Cash Management Bank limiting Borrower’s access to the Operating Account in accordance with the terms of the Operating Account Agreement and directing Cash Management Bank to begin sweeping all cash in the Operating Account into the Lender Account and/or (B) to the Credit Card Processor directing it to begin sweeping all payments processed pursuant to the Credit Card Processing Agreement to the Lender Account. Upon (x) the termination of any DSCR Cash Management Period, (y) the cure of any Default in accordance with this Agreement and
(z) the waiver by Agent, in its sole discretion, of all Events of Default, as applicable, Agent shall deliver written notice (i) to the Cash Management Bank reinstating Borrower’s access to the Operating Account in according with Section 3.4 hereof and (ii) to the Credit Card Processor reinstating the payment instruction which directs processed payments to the Operating Account.

(c) Agent may establish subaccounts of the Lender Account (which may be ledger or book entry accounts and not actual accounts). The Lender Account and any such subaccounts will be under the sole control and dominion of Agent, on behalf of Lenders, and Borrower shall have no right of withdrawal therefrom. Borrower shall pay for all expenses, when due, of opening and maintaining the Operating Account, the Lender Account, and all Reserves.

Section 3.4    Application of Operating Revenues.

(a)Provided (i) no Default or Event of Default shall have occurred and is continuing, and (ii) no DSCR Cash Management Period is in effect, Borrower shall be entitled to withdraw, on a daily basis (or more or less frequently) any and all funds then on deposit in the Operating Account.

(b)Provided no Event of Default shall have occurred and is continuing, on each Monthly Payment Date while a Default exists (and Agent has delivered any or all notices set forth in Section 3.3(b)) or during a DSCR Cash Management Period, Agent shall apply funds in the Lender Account in the following order of priority:

(i)First, to transfer into the Tax and Insurance Reserve, the amount that Borrower is required to escrow therein for the Tax and Insurance Reserve for such month in accordance with the terms hereof;

(ii)Second, to pay the Debt Service and any fees (including Loan Expenses) due and owing hereunder on such Monthly Payment Date;

(iii)Third, to Borrower or Property Manager, an amount equal to the Approved Operating Expenses (which, subject to Agent’s approval pursuant to Section 5.32(c), shall include property management fees and other fees pursuant to the Property Management Agreement and franchise fees pursuant to any Franchise Agreement) for such month as set forth in the Approved Operating Budget, which funds shall be used by Borrower and/or Property Manager solely to pay for such Approved Operating Expenses;

(iv)Fourth, to transfer into the FF&E Reserve and the Seasonality Reserve, the amount that Borrower is required to escrow therein for such month in accordance with the terms hereof;

(v)Fifth, to pay or repay any Protective Advances and any other amounts due and owing hereunder or under any other Loan Documents on such Monthly Payment Date; and

(vi)Sixth, all remaining amounts shall be held in the Lender Account as cash collateral until such time as no Default, Event of Default or DSCR Cash Management Period shall exist, in which case Agent shall wire the balance of the Lender Account to the Operating Account; provided, however, upon the occurrence of an Event of Default, Agent may apply such cash collateral in accordance with Section 3.4(c) below.

(c)In the event that the funds available in the Lender Account on any Monthly Payment Date are insufficient for payment of the amounts set forth in Section 3.4(b)(i) through (v) for such Monthly Payment Date, Borrower shall pay an amount equal to the extent of such insufficiency within two (2) Business Days of request by Agent, time being of the essence. Notwithstanding anything to the contrary contained in this Section 3.4, upon the occurrence and continuance of an Event of Default, Agent shall have the right to direct, and to apply all funds in any Reserve, the Operating Account, the Lender Account and other proceeds of repayment in such order and in such manner as Agent shall elect, including, the payment of principal and/or interest, in such order, priority and proportions as Agent in its sole discretion shall determine without seeking the appointment of a receiver and without adversely affecting the rights of Agent to foreclose the Lien of the Security Instrument, the Operating Account Agreement or exercise its other rights under the Loan Documents.

(d)Notwithstanding the foregoing, Agent shall notify Borrower in writing if a DSCR Cash Management Period has commenced, and, so long as no Event of Default then exists, Borrower shall have ten (10) Business Days to make a partial prepayment of principal to Agent for the benefit of Lenders, in the amount necessary, as determined by Agent, to cause the Debt Service Coverage Ratio to be equal to or greater than 1.50:1.0; provided, however, such partial prepayment shall be in an amount equal to or greater than $500,000. Borrower shall not be required to pay any Prepayment Premium in connection with any partial prepayment of principal in relation thereto.

ARTICLE 4 REPRESENTATIONS AND WARRANTIES.
Section 4.1    Representations and Warranties.    To induce Agent and Lenders to
execute and perform this Agreement, Borrowers hereby represent, warrant and, with respect to any statement of future conduct, covenants, to Agent and Lenders as follows:

(a)Each PropCo Borrower has good, marketable and indefeasible fee simple title to the Property owned by such PropCo Borrower, subject to no Liens except for the Permitted Exceptions and Approved Leases. All transfer taxes, deed stamps, intangible taxes or other amounts in the nature of transfer taxes required to be paid by any Person under applicable Legal Requirements in connection with the transfer of the Properties to PropCo Borrowers have been paid.

(b)Each Borrower is a limited liability company, duly formed, validly existing and in good standing under the laws of the State of Delaware. Each PropCo Borrower is qualified to conduct business in the state where the Property owned by such PropCo Borrower is located. No Borrower is a governmental entity. The address of each Borrower’s and Parent’s principal place of business is 201 W. North River Drive, Suite 100, Spokane, Washington 99201. No Borrower is a “foreign person” within the meaning of Sections 1445 or 7701 of the Code. Parent is the sole member of Holding and is a limited liability company, duly formed, validly existing and in good standing under the laws of the State of Delaware. Borrowers and Parent are duly qualified to do business and are in good standing in each jurisdiction where it is required to be so qualified in connection with its properties, business and operations. Borrowers, Parent and Guarantor have furnished to Agent true, correct and complete copies of their respective organizational documents, and such organizational documents are all in full force and effect. No default exists under any of the organizational documents and no event has occurred which, with the giving of notice or lapse of time or both, would result in any default thereunder. Attached hereto as Schedule 4.1(b) is a true and complete organization chart of Borrower, Parent and their direct and indirect owners as of the Closing Date.

(c)Each of Borrower and Parent is a Single Purpose Entity. All of the factual assumptions made in the non-consolidation opinion delivered on the Closing Date are true, complete and correct in all material respects.

(d)(i) No Borrower Party, nor any Person Controlling or Controlled by Borrower Party, nor any Person who at any times owns, directly or indirectly, more than twenty percent (20%) of the outstanding Equity Interests of any Borrower Party, nor any Person for whom any Borrower Party is acting as agent or nominee in connection with this transaction, but excluding in all events any Person owning, directly or indirectly, Equity Interests in any Guarantor in which Equity Interests in such Guarantor are publicly-traded “Transaction Persons”) (1) is a Person whose property or interest in property is blocked or subject to blocking pursuant to Section 1 of Executive Order 13224 of September 23, 2001 Blocking Property and Prohibiting Transactions With Persons Who Commit, Threaten to Commit, or Support Terrorism (66 Fed. Reg. 49079 (2001)), (2) engages in any dealings or transactions prohibited by Section 2 of such executive order, or is otherwise associated with any such Person in any manner in violation of Section 2 of such executive order, or (3) is a Person on the list of Specially Designated Nationals and Blocked Persons or is in violation of the limitations or prohibitions under any other OFAC regulation or executive order.

(ii)No part of the proceeds of the Loan will be used, directly or indirectly, for any payments to any governmental official or employee, political party, official of a political party, candidate for political office, or anyone else acting in an official capacity, in order to obtain, retain or direct business or obtain any improper advantage, in violation of the United States Foreign Corrupt Practices Act of 1977, as amended.

(iii)Borrower acknowledges by executing this Agreement that Agent has notified the Borrower and that Borrower has notified the Borrower Parties and the other Transaction Persons that, pursuant to the requirements of the Patriot Act, Agent is required to obtain, verify and record such information as may be necessary to identify such Persons (including, without limitation the name and address of such Person) in accordance with the Patriot Act.

(e)Each Borrower has full power and authority to conduct its business as presently conducted, to own its Property, if any, to enter into this Agreement and to perform all of its duties and obligations under this Agreement and under the Loan Documents; and such execution and performance have been duly authorized by all necessary Legal Requirements. Neither any Borrower nor any Borrower Party has been convicted of a felony and there are no proceedings or investigations being conducted involving criminal activities of Borrower or any Borrower Party.

(f)There are no actions, suits or other proceedings at law or in equity by or before any Governmental Authority now pending or, to any Borrower’s knowledge, threatened against or affecting Borrower Party or any Property, which, if adversely determined, would result in a Material Adverse Change.

(g)This Agreement, the Security Instruments, the other Loan Documents and any other documents and instruments required to be executed and delivered by any Borrower Party in connection with this Loan, when executed and delivered, will constitute the duly authorized, valid and legally binding obligations of the Borrower Party thereto and may be enforced in accordance with their respective terms (except to the extent that enforceability may be affected or limited by applicable bankruptcy, insolvency and other similar debtor relief laws affecting the enforcement of creditors’ rights generally). No approval of, or consent from, any Governmental Authority or any other Person not holding a direct or indirect ownership interest in any Borrower Party is required in connection with the execution and delivery by any Borrower Party of this Agreement or any of the other Loan Documents to which each is a party. No basis exists as of the Closing Date for any claim against Agent under this Agreement, under the Loan Documents or with respect to the Loan. As of the Closing Date, enforcement of this Agreement and the Loan Documents is subject to no defenses of any kind. The Security Instruments when properly recorded and indexed in the appropriate records, together with any UCC Financing Statements required to be filed in connection therewith, when properly filed and indexed in the appropriate records, will create (i) a valid, perfected first priority Lien on the applicable PropCo Borrower’s interest in each Property and (ii) to the extent a security interest can be perfected by filing, valid and perfected first priority security interests in and to, and perfected collateral assignments of, all personalty, all in accordance with the terms thereof, in each case subject only to any applicable Permitted Exceptions. All mortgage, recording, stamp, intangible or other similar taxes required to be paid by any Person under applicable Legal Requirements in connection with the execution, delivery, recordation, filing, registration, perfection or enforcement of any of the Loan Documents have been paid.

(h)The execution, delivery and performance of this Agreement, the Security Instrument, the other Loan Documents and any other documents or instruments to be executed and delivered by any Borrower Party pursuant to this Agreement or in connection with this Loan and the occupancy and use of the Property do not in any material respect: (i) violate any Legal Requirements, or (ii) conflict with, be inconsistent with, or result in any breach or default of any of the terms, covenants, conditions or provisions of any indenture, mortgage, deed of trust, instrument, document, agreement or contract of any kind to which any Borrower Party is a party or by which any of them may be bound. No Borrower Party is in default (without regard to grace or cure periods) under any contract or agreement to which it is a party, the effect of which default could adversely affect the performance by such Borrower Party of its obligations pursuant to and as contemplated by the terms and provisions of this Agreement and/or the other Loan Documents.

(i)No condition, circumstance, event, agreement, document, instrument, restriction, litigation or proceeding (or threatened litigation or proceeding exists which would reasonably result in a Material Adverse Change.

(j)	All Collateral is located in the United States.

(k)Except as set forth in the Post-Closing Agreement, each Property and the present use and occupancy of such Property does not, to the knowledge of Borrower, violate or conflict with any Legal Requirements, in any material respect, including, without limitation, zoning, building, land use, noise abatement, occupational health and safety laws, storm and sanitary disposal regulations, or any permit, easement, covenant, condition or restriction, whether recorded or not applicable to any storm and sanitary sewage disposal system, water system, drainage system, and all mechanical systems but excluding Hazardous Materials Laws. In addition, except as set forth in the Post-Closing Agreement, to the knowledge of Borrower after commercially reasonable due diligence and inquiry, any applicable Governmental Authority having jurisdiction over any Property have issued their permits for the construction, tap on and operation of those systems referred to in the prior sentence. No legal proceedings are pending or, to the knowledge of Borrower, threatened with respect to the zoning of any Property. Except as disclosed by the Title Policy or the Survey, neither the zoning nor any other right to construct, use or operate any Property is in any way dependent upon or related to any property other than such Property. There has not been committed by any Borrower Party or, to Borrower’s knowledge, any other Person in occupancy of or involved with the operation or use of any Property, any act or omission affording any Governmental Authority the right of forfeiture as against any Property or any part thereof or any monies paid in performance of any Borrower’s obligations under any of the Loan Documents. No portion of any Property has been purchased by Borrower with proceeds of any illegal activity. Except as set forth in the Post-Closing Agreement, if a third party is required under any covenants, conditions and restrictions of record or any other agreement to consent to the use and/or operation of such Property, such approval has been obtained from such party.

(l)None of the proceeds of the Loan will be used by any Borrower for the purpose of purchasing or carrying “margin stock” within the meaning of Regulation T, U or X issued by the Board of Governors of the Federal Reserve System, as at any time amended, and Borrower agrees to execute all instruments which may be necessary from time to time, if any, to comply with all the requirements of Regulation U of the Federal Reserve System, as at any time amended.

(m)No Borrower is an “employee benefit plan” as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”) which is subject to Title I of ERISA. None of the assets of any Borrower constitute “plan assets” of one or more such plans within the meaning of 29 C.F.R. Sec. 2510.3-101. No Borrower is or will be a “governmental plan” within the meaning of Section 3(32) of ERISA. Transactions by or with Borrower are not subject to any state or other statute, regulation or other restriction regulating investments of, or fiduciary obligations with respect to, governmental plans within the meaning of Section 3(32) of ERISA which is similar to the provisions of Section 406 of ERISA or Section 4975 of the Code and which prohibit or otherwise restrict the transactions contemplated by this Agreement, including but not limited to the exercise by Agent of any of its rights under the Loan Documents.

(n)No Borrower is (i) an “investment company” or a company “controlled” by an “investment company,” within the meaning of the Investment Company Act of 1940, as amended; (ii) subject to any other federal or state law or regulation which purports to restrict or regulate its ability to borrow money, or (iii) a “bank holding company” or a direct or indirect subsidiary of a “bank holding company” as defined in the Bank Holding Company Act of 1956, as amended, and Regulation Y thereunder of the Board of Governors of the Federal Reserve System.

(o)Except as may be set forth in the Environmental Reports or otherwise previously disclosed to Agent in writing:

(i)Neither any Borrower nor, to the knowledge of Borrower, any Property is in violation of any Hazardous Materials Laws;

(ii)Neither any Borrower nor any other Borrower Party has received, or has received a copy of, any notice of any violation or alleged violation of any Hazardous Materials Laws with respect to any Property;

(iii)There are no pending civil (including actions by private parties), criminal or administrative actions, suits or proceedings affecting any Borrower Party or any Property relating to Hazardous Materials or Hazardous Materials Laws with respect to any Property (“Environmental Proceedings”) and neither Borrower nor any Borrower Party has any knowledge of any threatened Environmental Proceedings;

(iv)Neither any Borrower nor, to the knowledge of Borrower, any other Person, has used, generated, manufactured, stored or disposed of on, under or about any Property or transported to or from any Property any Hazardous Materials (other than in compliance with Hazardous Materials Laws). To the knowledge of Borrower, no Property is subject to any private or governmental Lien or judicial or administrative notice or action or inquiry, investigation or claim relating to hazardous, toxic and/or dangerous substances, Toxic Mold or any other Hazardous Materials;

(v)To the knowledge of Borrower, no Toxic Mold is on or about any Property which requires remediation under any applicable Hazardous Materials Laws or otherwise poses a danger to persons or property;

(vi)There have been no environmental investigations, studies, audits, reviews or other analyses conducted by or on behalf of any Borrower which are in any Borrower’s possession or control and which have not been provided to Agent; and

(vii)No Property has been used by Borrower, or to the knowledge of Borrower, any other Person, permanently or temporarily, as a disposal site or storage site for any Hazardous Materials in violation of any applicable Hazardous Materials Laws and to the knowledge of Borrower, each Property, and all parts thereof, are free of all Hazardous Materials other than Hazardous Materials that do not violate any applicable Hazardous Materials Laws.

(p)All financial statements of any Borrower or any Borrower Party submitted to Agent by any Borrower, any Borrower Party or any Affiliate in connection with the Loan are true and correct in all material respects, have been prepared in accordance with GAAP consistently applied, and fairly present the respective financial conditions and results of operations of the Persons which are their subjects. Since the date of such financial statements, there has been no Material Adverse Change in the financial condition, operations or business of any Borrower, any Borrower Party, or any Property from that set forth in said financial statements.

(q)Following the discharge of existing Debt on the Closing Date, neither any Borrower nor Parent has any Debt other than (i) the Indebtedness and Obligations evidenced by this Agreement, (ii) trade payables (excluding payables for which Reserves have been established pursuant to this Agreement) incurred in the ordinary course of business of owning and operating each Property in an aggregate amount per Property no greater than the amount set forth on Schedule 4.1(q) for each Property, and (iii) payroll expenses which are no more than thirty (30) days past due (“Permitted Debt”).

(r)This Agreement and all financial statements, budgets, schedules, opinions, certificates, confirmations, sworn statements, applications, rent rolls, affidavits, agreements and other materials submitted to Agent in connection with or in furtherance of this Agreement by or on behalf of any Borrower or any Borrower Party fully and fairly state the matters with which they purport to deal, and neither misstate any material fact nor, separately or in the aggregate, fail to state any material fact necessary to make the statements made not misleading.

(s)All utility and municipal services required for the occupancy and operation of each Property for its intended use, including water supply, storm and sanitary sewage disposal systems, cable services, gas, electric and telephone facilities are available for use and tap-on at the boundaries of the Land. Each Property has rights of access to public ways (including curb cuts and street access) and parking, except as set forth in the Post-Closing Agreement, permits and easements required for the use of each Property for its current use have been granted and issued. All roads necessary for the use of each Property for its current use have been completed and dedicated to public use and accepted by all Governmental Authorities.

(t)Except as disclosed on the Survey, none of the Improvements encroach upon any building line, set back line, side-yard line, or any recorded or visible easement which exists with respect to any Property.

(u)Each Property is comprised of one (1) or more parcels which constitute separate tax lots and do not constitute a portion of any other tax lot not a part of such Property.

(v)No condemnation or other similar proceeding has been commenced or, to any Borrower’s knowledge, is threatened or contemplated with respect to all or any portion of any Property or for the relocation of roadways providing access to any Property.

(w)The Loan, including interest rate, fees and charges as contemplated hereby, is a business loan; the Loan is an exempted transaction under the Truth In Lending Act, 12 U.S.C. §1601 et seq.; and the Loan does not, and when disbursed will not, violate the provisions of the usury laws of the State of New York.

(x)Following the discharge of existing Debt which will occur on the Closing Date, there are no outstanding financing statements (other than any such statements identifying Agent as the secured party) naming any Borrower or Parent, as a debtor, and there are no federal tax liens against or bankruptcy filings by or against any Borrower Party.

(y)To the extent required, each Borrower has filed (or has obtained effective extensions for filing) all federal, state and local tax returns required to be filed and have paid or made adequate provision for the payment of all federal, state and local taxes, charges and assessments payable by such Borrower.

(z)No Borrower Party is contemplating either the filing of a petition by it under any state or federal bankruptcy or insolvency law or the liquidation of all or a major portion of its property, and Borrower has no knowledge of any Person contemplating the filing of any such petition against any Borrower Party. In addition, no Borrower Party has been a debtor in any such bankruptcy proceeding, and no Borrower Party has ever made an assignment for the benefit of creditors or taken advantage of any insolvency act for the benefit of debtors.

(aa) No Borrower has entered into the Loan or any Loan Document with the actual intent to hinder, delay, or defraud any creditor, and taking into account Section 5.38, each Borrower has received reasonably equivalent value in exchange for its obligations under the Loan Documents. As of the Closing Date, giving effect to the Loan and the transactions contemplated by the Loan Documents, and taking into account Section 5.38, the fair saleable value of Borrower’s assets exceeds and will, immediately following the making of the Loan, exceed the Borrower’s total probable liabilities, including subordinated, unliquidated, disputed and/or contingent liabilities, including the maximum amount of their contingent liabilities or their debts as such debts become absolute and matured. As of the Closing Date, and taking into account Section 5.38, Borrower’s assets do not and, immediately following the making of the Loan will not, constitute unreasonably small capital to carry out its business as conducted or as proposed to be conducted. Taking into account Section 5.38, Borrower does not intend to, and does not believe that it will, incur Debt and liabilities (including contingent liabilities and other commitments) beyond its ability to pay such Debt and liabilities as they mature (taking into account the timing and amounts of cash to be received by Borrower and the amounts to be payable on or in respect of obligations of Borrower).

(bb) No Property or any portion thereof is subject to any other Lease other than the Leases described on Schedule 4.1(bb) hereto (the “Rent Roll”). Except as set forth on the Rent Roll: (i) each Lease is in full force and effect; (ii) each Tenant under its respective Lease has accepted possession of and are in occupancy of all of their respective demised premises, have commenced the payment of rent under its respective Lease, and to the knowledge of Borrower, there are no offsets, claims or defenses to the enforcement thereof;
(iii) all rents due and payable under each Lease have been paid and no portion thereof has been paid for any period more than thirty (30) days in advance; (iv) the rent payable under each Lease is the amount of fixed rent set forth in the Rent Roll, and to the knowledge of Borrower, there is no claim or basis for a claim by the Tenant thereunder for an adjustment to the rent;
(v) no Tenant has made any written claim against Borrower under its respective Lease which remains outstanding, to the knowledge of Borrower, there are no defaults on the part of Borrower under any Lease, and to the knowledge of Borrower, no event has occurred which, with the giving of notice or passage of time, or both, would constitute such a default; (vi) to the knowledge of Borrower, there is no present default (beyond the expiration of any notice and cure period) by any Tenant under any Lease, and no events or circumstances exist which, with the passage of time or the giving of notice, or both, would constitute a default by a Tenant under its respective Lease; (vii) all security deposits under the Leases are as set forth on the Rent Roll and are held in compliance with applicable Legal Requirements; (viii) the applicable Borrower is the sole owner of the entire lessor’s interest in each Lease; and (ix) each Lease is the valid, binding and enforceable obligation of the applicable Borrower and, to the knowledge of Borrower, the applicable Tenant thereunder. None of the Leases contains any option to purchase or right of first refusal to purchase the Property or any part thereof. Neither the Leases nor the rents thereunder have been assigned or pledged except to Agent for the benefit of the Lenders. Agent has been provided true and correct copies of all Leases.

(cc) None of the Properties nor any part thereof are subject to any purchase options, rights of first refusal or other similar rights in favor of third parties.

(dd) There are no Material Contracts other than the Property Management Agreements, the Franchise Agreements, if any, and the Material Contracts listed on Schedule 4.1(dd). Borrower has delivered to Agent true and complete copies of all Material Contracts and all amendments thereto. Each of the Material Contracts is in full force and effect. No party to any Material Contract has sent or received any notice of default thereunder that remains outstanding. No Borrower is in default and has no knowledge of any default under any Material Contract by any other party thereto. All amounts that are due and payable under each Material Contract by any party thereto have been paid in full. No party to any Material Contract has commenced any action or given or received any notice for the purpose of terminating such Material Contract.

(ee) Shelbourne Investors has complied with its obligations pursuant to the Closing Escrow Agreement.

(ff) As of the Closing Date, no Property is being used for the production, distribution or sale of marijuana, cannabis or their byproducts and to Borrower’s knowledge, no Tenant is using the Property for such purpose.

(gg) The building located at the southeast side of the Pasco, Washington property and noted as a “Two-Story Brick Structure” on the ALTA Survey prepared by Duryea
& Associates, P.S., job no. 14-1880D, dated October 13, 2014, last revised on November 10, 2014, complies with the Concomitant Zoning Agreement, recorded December 5, 1979 as document number 397315 in the official public records of Franklin County, Washington.

Section 4.2 Continuation of Representations and Warranties. Except for those representations and warranties made as of a certain date, Borrower hereby covenants, warrants and agrees that the representations and warranties made in Section 4.1 hereof shall be and shall remain true and correct at the time of the Closing Date and at all times thereafter so long as any part of the Indebtedness shall remain outstanding. Each disbursement request from any Reserve shall constitute a reaffirmation that the foregoing representations and warranties are true and correct in all material respects as of the date of such disbursement request or shall specify any representations and warranties that are not true and correct as of such date; provided however, specifying that such representations and warranties that are not true and correct as of such date shall not constitute a Default under this Agreement.

ARTICLE 5 BORROWER COVENANTS.
Each Borrower hereby covenants and agrees with Agent and Lenders that, at all times so long as any part of the Indebtedness shall remain outstanding:

Section 5.1 Performance of Obligations. Borrower shall promptly pay when due all Indebtedness and shall perform and comply with in a timely manner all other Obligations, and no Obligations shall be released, discharged or otherwise affected by reason of any act, claim or circumstance of any kind or nature, whether or not Borrower has notice or knowledge thereof.

Section 5.2 Existence; Compliance with Legal Requirements. Borrower and each Borrower Party which is not a natural person shall do or cause to be done all things necessary to preserve, renew and keep in full force and effect its existence, rights, permits and franchises and comply with all Legal Requirements applicable to it and the Properties. Neither Borrower nor any Borrower Party which is not a natural person shall engage in any dissolution, liquidation or consolidation or merger with or into any other Person except as permitted by the Loan

Documents provided that the foregoing restriction shall not apply to RLH with respect to consolidations and mergers. Additionally, PropCo Borrowers shall not: (a) engage in any business activity not related to the ownership and leasing of the Properties, (b) transfer, lease or sell, in one transaction or any combination of transactions, all or substantially all of any Property or other assets of Borrower except to the extent expressly permitted by the Loan Documents, or
(c) cause, permit or suffer Parent to dissolve, wind up or liquidate or take any action, or omit to take an action, as a result of which Parent would be dissolved, wound up or liquidated in whole or in part.

Section 5.3 Single Purpose Entity. Each Borrower shall at all times be a Single Purpose Entity. No Borrower shall make any change, amendment or modification to its organizational documents without Agent’s prior written consent in its Permitted Discretion. Additionally, no Borrower shall take any action which could result in it not being a Single Purpose Entity.

Section 5.4 Compliance with Non-Consolidation Opinion Assumptions. Each Borrower and Parent shall conduct their business so that the assumptions made in the non- consolidation opinion delivered on the Closing Date shall be true and correct in all material respects.

Section 5.5 ERISA. Each Borrower shall deliver to Agent such certifications or other evidence from time to time throughout the Term, as requested by Agent, stating that (A) such Borrower is not an “employee benefit plan” as defined in Section 3(3) of ERISA, which is subject to Title I of ERISA, or a “governmental plan” within the meaning of Section 3(32) of ERISA; (B) such Borrower is not subject to state statutes regulating investments and fiduciary obligations with respect to governmental plans; (C) the assets of such Borrower do not constitute “plan assets” within the meaning of 29 C.F.R. Section 2510.3-101; (D) neither such Borrower nor any Guarantor is a party in interest (as defined in Section 3(14) of ERISA) with respect to an employee benefit plan sponsored or contributed by any Lender; and (E) neither such Borrower nor any Guarantor is: (1) a fiduciary (including but not limited to any administrator, officer, trustee or custodian), counsel or employee of any Lender; (2) an employer any of whose employees are covered by an employee benefit plan sponsored or contributed by Agent; (3) an individual or entity providing services to an employee benefit plan sponsored or contributed by any Lender; (4) an employee organization any of whose members are covered by an employee benefit plan sponsored or contributed by any Lender; (5) an owner, direct or indirect, of fifty percent (50%) or more of any entity described in clauses (3) or (4) above; (6) a spouse, ancestor, lineal descendant or spouse of a lineal descendant of any individual described in clauses (1), (2),
(3) or (4) above; (7) a corporation, partnership or trust or estate of which fifty percent (50%) or more is owned, directly or indirectly, or held by Persons described in clauses (1), (2), (3), (4) or
(5)above; (8) an employee, officer, director or a ten percent or more shareholder, directly or indirectly, of a Person described in clauses (3), (4), (5) or (6) above or of any Lender; or (9) a ten percent (10%) or more partner or joint venture of a Person described in clauses (2), (3), (4), (5) or (6) above. No Borrower shall engage in any transaction which would cause any obligation, or action taken or to be taken, hereunder (or the exercise by any Lender of any of its rights under the Note, this Agreement or the other Loan Documents) to be a non-exempt (under a statutory or administrative class exemption) prohibited transaction under ERISA (collectively, the “ERISA Prohibited Actions”). Notwithstanding the foregoing, with respect to subsections (D) and (E)

above, Agent may only require each Borrower and Guarantor to certify, in the affirmative or negative, as the case may be, with respect to any prospective Loan Transferee prior to such Person becoming a Lender, and thereafter no Borrower shall take any ERISA Prohibited Action with respect to any Lender.

Section 5.6 Defense and Notice of Actions and Certain Other Events. Each Borrower shall, without liability, cost or expense to Agent, protect, preserve and defend title to the Properties, the Liens granted to Agent for the benefit of the Lenders hereunder and under each of the other Loan Documents (including but not limited to the Security Instrument) and the rights or powers of Agent hereunder and under each of the other Loan Documents, against all adverse claimants to title, or any possessory or non-possessory interest in any Property. Each Borrower shall give Agent prompt written notice (and in no event later than ten (10) Business Days following such Borrower’s knowledge thereof) of any such event, action or proceeding, including fire or other casualty causing damage to any Property; the receipt by Borrower of a notice of condemnation or other taking of any Property; the receipt by Borrower of a notice from any governmental agency relating to any Property of any violation of law; a change in the nature of the occupancy or use of any Property; or the commencement or threatened commencement of any litigation or proceedings that seek to, or could have the effect of: (a) enjoining or otherwise preventing or declaring invalid or unlawful the occupancy, maintenance or operation of any Property or any portion thereof; (b) adversely affecting the validity or priority of the Liens granted Agent hereunder or under any other Loan Document; or (c) materially adversely affecting the financial condition of any Borrower Party, or the ability of any Borrower Party to perform its Obligations under the other Loan Documents. Borrower will cause any such litigation or proceedings to be vigorously contested in good faith, and in the event of an adverse ruling or decision, prosecute all allowable appeals therefrom. Without limiting the generality of the foregoing, each Borrower will resist the entry or seek the stay of any temporary or permanent injunction that may be entered, and use its best efforts to bring about a favorable and speedy disposition of all such litigation or proceedings.

Section 5.7 Right of Inspection; Due Diligence. Subject to the rights of Tenants under the Leases, Agent, Lenders and their respective agents or employees, may enter any Property at any time on reasonable advance notice (provided no advance notice shall be required after the occurrence of an Event of Default) for the purpose of (a) inspecting such Property or ascertaining Borrower’s compliance with the terms of any Loan Document, and (b) conducting periodic due diligence to assess the condition of the Collateral, Borrower and such Property.

Section 5.8 Liens. No Borrower shall cause, suffer or create any Liens upon all or any portion of any Property or any interest in any Property, or on any direct Equity Interests in any Borrower or Parent, other than the Permitted Exceptions, and any Borrower shall pay, or cause Tenants to pay, at or prior to the applicable due date, all obligations secured by or reducible to Liens which now or hereafter shall encumber any Property, whether senior or subordinate hereto, including all claims for work or labor performed, or materials or supplies furnished in connection with any work upon such Property. Notwithstanding the preceding sentence, Borrower may, within thirty (30) days after any Borrower first receives notice of an involuntary Lien, contest any such claim of involuntary Lien without cost or expense to Agent, but only upon posting, and concurrently supplying to Agent a certified copy of a statutory bond or other security sufficient under applicable law fully to protect any and all of such Property encumbered by such claim of involuntary Lien and otherwise sufficient in Agent’s Permitted Discretion to protect Agent against any judgment in favor of the Lien claimant. If Agent is made a party by any party other than a Borrower Party to any litigation concerning the Loan Documents, any Property or any part thereof or interest therein, or the occupancy thereof by any Person, then Borrower shall indemnify, defend and hold Agent harmless from all claims and liability by reason of such litigation, including reasonable attorneys’ fees and expenses incurred by Agent whether or not any such litigation is prosecuted to judgment. Subject to Borrower’s right to contest any claim of involuntary Lien in accordance with this Section 5.8, any involuntary Lien other than a Permitted Exception shall be paid or fully discharged by Borrower within the earlier of (i) ten (10) days after demand by Agent, and (ii) twenty (20) days after Borrower receives notice of the filing of such Lien.

Section 5.9 Further Assurances; Supplemental Affidavits. Each Borrower shall, at Borrower’s sole cost and expense: (a) execute and deliver to Agent such documents, instruments, certificates, assignments and other writings, and do such other acts necessary or desirable, to evidence, preserve and/or protect the security interest of Agent in the Collateral at any time securing or intended to secure the Obligations of Borrower under the Loan Documents, as Agent may reasonably require; and (b) do and execute all and such further lawful and reasonable acts, conveyances and assurances for the better and more effective carrying out of the intents and purposes of this Agreement and the other Loan Documents, as Agent shall reasonably require from time to time, including curing any defects in the execution and delivery of the Loan Documents and executing and delivering, or causing to be executed and delivered, all such other documents, agreements and instruments as Agent may reasonably request to further evidence and more fully describe the Collateral for the Loan, to correct any omissions in the Loan Documents, to perfect, protect or preserve any Liens created under any of the Loan Documents, or to make any recordings, file any notices, or obtain any consents, as may be necessary or appropriate in connection therewith.

Section 5.10    Financial Reporting.

(a)Each Borrower shall keep and maintain or will cause to be kept and maintained proper and accurate books and records, in accordance with GAAP, or such other accounting method acceptable to Agent, reflecting the financial affairs of such Borrower. Agent shall have the right from time to time during normal business hours upon reasonable notice to any Borrower to examine such books and records at the office of any Borrower or such other Person maintaining such books and records and to make such copies or extracts thereof as Agent shall desire. Borrowers shall pay any costs incurred by Agent to examine such books, records and accounts, as Agent shall determine to be necessary or appropriate in its Permitted Discretion.

(b)	Each Borrower shall furnish, or cause Parent to furnish, to Agent:

(i)Within ninety (90) days after the end of each of Borrower’s and Parent’s fiscal year, consolidated and consolidating annual financial statements of Parent and Borrower in accordance with Section (t) of Exhibit C to this Agreement, in accordance with GAAP, including the notes thereto, consisting of a balance sheet at the end of such completed fiscal year and the related statements of income, retained earnings, cash flows and owners’ equity for such completed fiscal year, which financial statements shall be prepared and certified without qualification by an independent certified public accounting firm that RLH has selected for its audits accompanied by related management letters, if available.

(ii)All such financial statements, including, without limitation, those described in Section 5.10(a)(i) above, shall be accompanied by a certificate, executed on behalf of Parent, stating that such annual financial statement presents fairly the financial condition and the results of operations of Parent and its subsidiaries. Together with such financial statements, Borrower shall furnish to Agent a certificate, executed on behalf of Borrower, certifying as of the date thereof whether to Borrower’s knowledge there exists an Event of Default by Borrower under the Loan Documents and if such Event of Default exists, the nature thereof, the period of time it has existed and the action then being taken to remedy the same.

(c)	Borrower shall cause each Guarantor to furnish to Agent:

(i)    As it relates to any Guarantor that is not an individual, within ninety (90) days after the end of each of such Guarantor’s fiscal year, audited, annual financial statements of such Guarantor prepared consistent with GAAP, including the notes thereto, consisting of a balance sheet at the end of such completed fiscal year and the related statements of income, retained earnings, cash flows and owners’ equity for such completed fiscal year, which financial statements shall be certified without qualification by (i) with respect to RLH, the independent certified public accounting firm that RLH has selected for its audits and (ii) with respect to Shelbourne Capital, Payday Partners, LLC and Falcon Investors, the independent certified public accounting firm that RLH has selected for its audits or another independent certified public accounting firm selected by Shelbourne Capital, Payday Partners, LLC or Falcon Investors, as applicable, and satisfactory to Agent in its Permitted Discretion, provided, that, Shelbourne Capital, Payday Partners, LLC and Falcon Investors, may provide unaudited financial statements prepared in-house that otherwise comply with this Section 5.10(c)(i) until Agent may direct otherwise, in its sole discretion, at any time following the occurrence and continuance of an Event of Default..

(ii)    As it relates to any individual Guarantor, (A) complete federal and state tax returns and (B) a personal financial statement prepared by an accountant, which financial statement shall include a statement showing the maximum amount of their contingent liabilities or their debts as such debts become absolute and matured.

(iii)    All such financial statements shall be accompanied by a certificate, executed on behalf of such Guarantor, stating that (A) such financial statement (1) is true, complete and accurate in all material respects, and (2) presents fairly the financial condition and the results of operations of such Guarantor, and (B) as of the date thereof, such Guarantor, together with the other Guarantors, are in compliance with the financial covenants applicable to such Guarantors in the applicable Guaranty.

(d)Each Borrower will furnish Agent on or before the forty-five (45) days after the end of each calendar month, the following items, accompanied by a certificate from the chief financial officer of such Borrower, certifying that such items are true, correct, accurate, and complete and fairly present the financial condition and results of the operations of such Borrower and the Properties:

(iv)    A fully executed copy of each Material Contract entered into during such calendar month;

(v)    Operating statements and balance sheets of each Property conforming to Agent’s reporting requirements for comparable property and containing a comparison of actual results to budget estimates. Without limitation to the foregoing, such operating statements and balance sheets shall contain (A) the cash flow from operations of such Property for such calendar month and on a year-to-date and trailing twelve (12) calendar month basis, (B) a statement setting forth the Gross Revenues and Operating Expenses for such calendar month, and (C) the monthly bank statements with respect to any deposit accounts then used in connection with the operation of such Property from the bank or financial institution at which such accounts are held, which statements shall specify the balance of each such account as of the last day of such calendar month;

(vi)    A current rent roll for each Property of all Major Leases, if any (unless all rent roll information is set forth in the monthly operating statement);

(vii)    A copy of any notice received from a Tenant under a Major Lease threatening non-payment of rent or other default, alleging or acknowledging a default by landlord, requesting a termination of a lease or a material modification of any lease or notifying Borrower of the exercise or non-exercise of any option provided for in such Tenant’s lease, or any other similar material correspondence received by Borrower from any Tenant under a Major Lease during the subject month;

(viii)    A statement of any litigation, legal action or proceeding identified in the second sentence of Section 5.6; and

(ix)    A certificate, executed on behalf of each Borrower, certifying as of the date thereof whether to such Borrower’s knowledge there exists an Event of Default by Borrower under the Loan Documents and if such Event of Default exists, the nature thereof, the period of time it has existed and the action then being taken to remedy the same.

(e)Agent and Borrower shall hold a quarterly review meeting or teleconference if requested by Agent.

(f)Borrower shall furnish to Agent, within ten (10) Business Days after request (or as soon thereafter as may be reasonably possible), such further detailed information with respect to the operation of any Property and the financial affairs of any Borrower as may be reasonably requested by Agent.

(g)From and after the occurrence and during the continuance of an Event of Default, Agent may require, upon written demand and in its sole discretion, audited financial statements of any Borrower and any Guarantor (other than any individual guarantor).

Section 5.11    Taxes.

(a)Borrower’s Obligation for Payment of Taxes. Except to the extent Agent makes payments of Taxes from the Tax Reserve (for the periods and payments so covered by such payments), Borrower shall pay or cause to be paid all Taxes when due and payable. Borrowers shall deliver to Agent receipts or other reasonable evidence of such payment within forty-five (45) days after the end of each calendar month. No Borrower shall suffer, permit, initiate, or otherwise cause for any purpose, the joint assessment of (i) any Property with any other real property constituting a tax lot separate from such Property, or
(ii) any Land and any Personal Property, or any other procedure whereby the lien of real property taxes and assessments and the lien of personal property taxes shall be assessed, levied or charged against the Land as a single lien. While any Obligation remains outstanding, any Property shall be segregated on the applicable tax rolls from all other property, both real and personal. Borrower’s obligations under this Section 5.11 shall not be affected by any damage to, defects in or destruction of any Property or any other event, including obsolescence of all or any part of any Property.

(b)Contest of Taxes. After prior written notice to Agent, Borrower, at its own expense, may contest by appropriate legal proceeding, promptly initiated and conducted in good faith and with due diligence, the amount or validity or application in whole or in part of any Taxes, provided that (i) no Default or Event of Default has occurred and is continuing;
(ii) such proceeding shall suspend the collection of the applicable Taxes from Borrower and such Property or Borrower shall have paid all of the applicable Taxes under protest, (iii) such proceeding shall be permitted under and be conducted in accordance with the provisions of any other instrument to which Borrower is subject and shall not constitute a default thereunder,
(iv)neither a Property nor any part thereof or interest therein may be sold, forfeited, terminated, cancelled or lost so long as the contest is being pursued, and (v) Borrower shall have deposited with Agent adequate reserves for the payment of the applicable Taxes, together with all interest and penalties thereon, unless Borrower has paid all of the applicable Taxes under protest or Borrower shall have furnished such other security as may be accepted by Agent in its sole discretion to insure the payment of any contested Taxes, together with all interest and penalties thereon.

Section 5.12    Insurance.

(a)Insurance Requirements. Each Borrower shall maintain such Policies in compliance with and subject to the terms and conditions of Exhibit D.

(b)Delivery of Policies and Renewals. Prior to the Closing Date, Borrower shall deliver to Agent certificates evidencing the insurance required hereunder with all premiums through June 2015 paid as of the Closing Date. Original Policies or certified true copies of the original Policies shall be delivered to Agent not later than ninety (90) days after the Closing Date. Borrower shall procure and pay for renewals of such insurance (or shall cause the procurement and payment) from time to time before the expiration thereof, and Borrower shall deliver to Agent certificates with premiums prepaid at least ten (10) days before the expiration of any existing Policy. Original or certified copies of all renewal and replacement Policies shall be delivered to Agent not later than ninety (90) days after the expiration date of the applicable Policy or Policies required to be maintained hereunder, which copies shall bear notation evidencing payment of applicable premiums.

(c)Borrower’s Failure to Maintain Insurance. If any Borrower fails to maintain and deliver to Agent certificates of insurance required by Agent as set forth herein and within the time periods required herein, upon ten (10) days prior written notice to Borrower, or such shorter period as may be required in order to insure all Policies required hereunder remain in place, Agent may procure such insurance at Borrower’s sole cost and expense, with interest thereon at the Default Rate.

(d)Adjustment of Casualty Insurance Proceeds. Each Borrower shall cause any Policy in respect of loss or damage to any Property to provide that any loss equal to or greater than twenty-five percent (25%) of Allocated Loan Amount (the “Restoration Threshold”) shall be adjusted by Borrower and Agent together, and Borrower may not settle such loss or claim without the prior written consent of Agent. Any Policy in respect of loss or damage to a Property may provide that, provided no Default or Event of Default has occurred and is continuing, any loss that is less than the Restoration Threshold shall be adjusted solely by Borrower provided such adjustment is carried out in a competent and timely manner. During the continuance of a Default or an Event of Default, all losses shall be adjusted solely by Agent.

(e)Release. Each Borrower, for itself, and on behalf of its insurers, hereby releases and waives any right to recover against Agent and each Lender on any liability for: damages for injury to or death of persons; any loss or damage to property, including the property of any occupant of any Property; any loss or damage to buildings or other improvements comprising any Property; any other direct or indirect loss or damage caused by fire or other risks, which loss or damage is or would be covered by the insurance required to be carried hereunder by Borrower, or is otherwise insured; or claims arising by reason of any of the foregoing, except to the extent caused by the gross negligence or willful misconduct of Agent or such Lender or their respective employees, agents or contractors, as the case may be.

(f)Miscellaneous. Agent shall not, by reason of accepting, rejecting, obtaining or failing to obtain insurance, incur any liability for (i) the existence, nonexistence, form, amount or legal sufficiency thereof, (ii) the solvency or insolvency of any insurer, or
(c)the payment of losses. All insurance required hereunder or carried by Borrower shall be procured at Borrower’s sole cost and expense. Borrower shall deliver to Agent receipts reasonably satisfactory to Agent evidencing full prepayment of the premiums therefor, except to the extent Agent makes payments from the Insurance Reserve (for the periods and payments so covered by such payments). In the event of foreclosure on, or other transfer of title in lieu of foreclosure of, a Property, all of Borrower’s interest in and to any and all Policies in force with respect to such Property shall pass to Agent, or the transferee or purchaser as the case may be, and Agent is hereby irrevocably authorized to assign in Borrower’s name to such purchaser or transferee all such Policies, which may be amended or rewritten to show the interest of such purchaser or transferee.

Section 5.13    Disposition of Insurance and Condemnation Proceeds and Damages.

(a)	Agent’s Rights in Proceeds and Damages; Settlement of Proceeds.

(i)Each Borrower hereby assigns to Agent for the benefit of the Lenders as security for the Indebtedness and all other Obligations (A) any award for damages suffered or compensation paid by reason of a taking for public use, or an action in eminent domain, or the exercise of the police power, whether by a condemnation proceeding or otherwise (such as by inverse condemnation), or any transfer of all or any part of a Property in avoidance thereof, affecting such Property, (B) all proceeds of any Policies paid by reason of loss sustained to such Property, and (C) all claims, damages, causes of action, against or from any party or parties, with respect to such Property, or any funds received or receivable in connection with any damage to such Property, incurred as a result of any cause whatsoever (collectively, “Property Claim Proceeds”).

(ii)Except with respect to proceeds that are less than the Restoration Threshold (which subject to Section 5.12(d) may be payable directly to Borrower), all Property Claim Proceeds shall be paid by the Person making payment directly to Agent; provided, however, that if for any reason such payment is made to Borrower, or to Borrower and Agent jointly, Borrower shall promptly endorse such payment to Agent. After first deducting all costs and expenses of Agent incurred in connection with the settlement or recovery of any Property Claim Proceeds, Agent may, at its option and without regard to the adequacy of the security hereunder (but subject to Section 5.13(b)), apply any such sum it retains hereunder to any Indebtedness whether due or not, and in such order or priority as Agent may determine. Application of all or any portion of such funds shall not cure or waive any Default or Event of Default, notice of a Default or an Event of Default or invalidate any acts done pursuant to such notice. Borrower shall execute such further assignments, documents or instruments as Agent may from time to time require in order to evidence the assignment hereunder.

(iii)If, on any loss of or damage to the Property or on a partial taking or condemnation of the Property, Agent is not entitled under law to retain the entirety of any Property Claim Proceeds, then Agent shall be entitled to apply the Property Claim Proceeds to the repayment of the Obligations to the extent necessary in Agent’s judgment to reduce the Indebtedness by the ratio which the value of the Property remaining encumbered hereby bears to the value of the Property encumbered hereby immediately prior to such loss, damage or partial condemnation or taking, as determined by Agent’s appraiser retained for such purpose.

(iv)In the event any Property Claim Proceeds are applied by Agent against the Indebtedness, no Prepayment Premium shall apply with respect to such application.

(v)Any net proceeds or award remaining after full and final payment of the Obligations shall be returned to Borrower.

(b)	Use of Property Claim Proceeds to Repair Property.

(i)    In the event of damage to or destruction of a Property from any cause for which Borrower has a claim to Property Claim Proceeds, and so long as no Default or Event of Default shall have occurred and is continuing, Agent shall make available to Borrower the Property Claim Proceeds available as a result of such damage or destruction (in each case after deducting costs and expenses incurred by Agent in connection with the settlement or recovery of any proceeds as provided in Section 5.13(a)(ii)) for use by Borrower in the reconstruction and repair of the damaged Improvements to their prior condition on the terms and conditions set forth in Section 5.13(b)(ii) and (iii) below, in lieu of applying such net proceeds to the Indebtedness pursuant to Section 5.13(a).

(ii)    In the event the Property Claim Proceeds for any casualty are equal to or less than the Restoration Threshold, Agent agrees to make the Property Claim Proceeds available to Borrower, solely for the purpose of repairing and restoring the applicable damage, so long as (A) no Default or Event of Default has occurred and is continuing, (B) the full cost of repair and restoration is estimated not to exceed the Restoration Threshold for such Property, and (C) in Agent’s good faith judgment, the repair or restoration can be completed prior to the date which is six (6) months prior to the Maturity Date.

(iii)    In the event the Property Claim Proceeds exceed the Restoration Threshold, Agent agrees to make the Property Claim Proceeds available to Borrower only upon satisfaction of each of the following conditions: (a) Agent shall be satisfied in its Permitted Discretion, that by expenditure of the net proceeds hereunder such Property damaged or destroyed shall be fully restored within a reasonable period of time to the condition and value contemplated by this Agreement and Borrower shall obtain all required permits to rebuild such Property to at least the same number of units and parking spaces as before the casualty within a reasonable period of time after the casualty as determined by Agent in its Permitted Discretion, and all payments required under the Loan will continue to be paid; (b) in Agent’s good faith judgment, such work of repair and restoration can be completed in the ordinary course of business not later than the earlier of (i) six (6) months prior to the Maturity Date; (ii) the outside date, if any, under any Lease or any Legal Requirement; (c) no Lease may be terminated as a result of the casualty or other event resulting in the claim for payment of such insurance proceeds;
(d)Agent shall have reviewed and approved Borrower’s plans and specifications for the work of repair and restoration, Borrower’s architect and any general contractors, subcontractors and material suppliers employed to perform such work; (e) if so required by Agent in its Permitted Discretion, all general contractors, all major subcontractors and material suppliers shall have supplied one-hundred percent (100%) performance and completion bonds; (f) if the net insurance proceeds available are insufficient for payment of the full cost of restoration or repair and the payments under the Loan during the completion period, as estimated by Agent, then Borrower shall have deposited with

Agent sufficient additional funds to insure payment of all such costs, or made arrangements acceptable to Agent for such sufficient additional funds, such additional funds to be disbursed for costs incurred in the manner herein specified prior to the disbursement of any other funds held by Agent; (g) rent loss or business interruption insurance is available to cover the full amount (less any deductible) of any loss of income from such Property during its repair and restoration; (h) evidence of the implementation of builder’s risk coverage for such Property with coverage and in such amounts as Agent shall request and which otherwise complies with the insurance requirements set forth in Section 5.12 hereof; (i) the full cost of repair and restoration is estimated not to exceed thirty percent (30%) percent of the Allocated Loan Amount for such Property; (j) if the Property Claim Proceeds are derived from a partial condemnation of the Property, the condemnation, in the judgment of Agent, shall have no material adverse effect on the operation or value of such Property, and (k) Borrower shall have satisfied such other conditions as Agent may in the exercise of Permitted Discretion determine to be appropriate. The disbursement of all or any Property Claim Proceeds to Borrower pursuant to this Section 5.13(b) shall not cure or waive any Default or Event of Default or notice of a Default or an Event of Default or invalidate any acts done pursuant to such notice. In the event that any of the conditions to Borrower’s right to utilize Property Claim Proceeds are not satisfied or fulfilled at any time, such Property Claim Proceeds shall be applied as provided in Section 5.13(a).

(i)    Property Claim Proceeds held by Agent hereunder for Borrower’s benefit shall bear interest; provided, however, that Agent shall have no duties or obligations with respect thereto, or with respect to the provisions of this Section 5.13(b), other than that of a lender; and the reasonable costs and expenses of Agent incurred in connection therewith shall be paid by Borrower (and Agent shall be entitled to pay such costs and expenses out of the insurance proceeds held by Agent) and shall be deemed Loan Expenses hereunder. Specifically, but without limiting the generality of the foregoing, no relationship of trust, or any other duty in the nature of fiduciary duties or otherwise, shall be imposed or implied by the status or actions of Agent hereunder; and under no circumstances shall Agent become obligated to take any action to repair or reconstruct any damaged or destroyed Property.

Section 5.14 Maintenance and Preservation of the Property.

(a)Borrower’s Obligation for Maintenance of Property and Security. Borrower shall: (a) keep each Property in good condition and repair, and replace any items comprising any Property as they become obsolete or worn out with items of at least the same utility, quality and value, and in compliance with the standards in the applicable Property Management Agreement or Franchise Agreement, if any, governing such Property, free of any Liens other than the Permitted Exceptions; (ii) not remove, except as set forth in (i) above, or demolish any Property; (iii) restore promptly and in good and workmanlike manner any part of any Property which may be damaged or destroyed (subject to receipt of Property Claim Proceeds for such purpose); (iv) comply with and not suffer violations of any Legal Requirements and requirements of insurance companies and any bureau or agency which establishes standards of insurability; (v) not commit or permit waste of any Property; (vi) do all other acts which from the character or use of any Property may be reasonably necessary to maintain and preserve its value or to protect the security hereof; (vii) perform and comply with all obligations required to be performed or complied with in any leases, licenses, concessions, management agreements, or like material agreements affecting any Property or the operation or use thereof; (viii) pay any and all charges, assessments or fees imposed in connection with the delivery, installation or maintenance of any utility services or installations on, to or for any Property on or prior to the due date thereof; (ix) not change the use of any Property to anything other than the current use of such Property; (x) not drill for or extract, or enter into a lease or any other type of agreement for the drilling for or extraction of, oil, gas or other hydrocarbon substances, or any mineral of any kind, on, in or under any Property; (xi) make no assignment of rents of any Property except to Agent; and (xii) execute and, where appropriate, acknowledge and deliver, such further documents or instruments as Agent reasonably deems necessary or appropriate to preserve, continue and perfect the security provided for herein.

(b)Agent’s Approval Rights for Work. Except to the extent contemplated by this Agreement or as otherwise funded from the PIP Reserve and the FF&E Reserve in accordance with Section 3.2 hereof, Borrower shall not undertake or suffer to be made any material alteration, addition, relocation, removal or demolition of, or structural or other material change in, any building, improvement, or, unless in the ordinary course of business and such item is replaced with an item of comparable quality, any fixture, machinery, or equipment comprising a Property, whether in connection with a new Lease or otherwise, (collectively, an “Alteration”), without the prior written approval of Agent, which approval may be withheld in Agent’s Permitted Discretion; provided however, that Borrower may undertake one or more Alterations, without Agent’s prior written consent, subject to the prior satisfaction of each of the following conditions (i) each such Alteration does not exceed
$100,000 in total costs, (ii) such Alterations do not exceed $1,000,000 in the aggregate during the Term, (iii) such work does not affect the roof or the structure of the building and improvements comprising the Property, or adversely affect or diminish the value of a Property or arise as a result of any damage (other than ordinary wear and tear) or destruction to a Property and (iv) such work is designed (if applicable) by licensed professionals and is constructed by licensed contractors, all qualified for such purpose, and in accordance with all applicable laws, ordinances, regulations, permits and approvals.

Agent reserves the right to use the services of Agent’s Construction Consultant in connection with the approval and ongoing monitoring of any such Alteration.

(c)Compliance with Legal Requirements. Borrower shall cause each Tenant to comply with the terms and provisions of its respective Lease with respect to all permits and all other Legal Requirements required for the operation of the Property; provided, that to the extent any Tenant fails to comply with the terms and provisions of its respective Lease relating to all permits and all other Legal Requirements required for the operation of its respective Property, then Borrower shall fully enforce its rights and remedies under the Lease with respect to such failure to comply. Borrower shall notify Agent in writing within five (5) Business Days after Borrower first receives notice of any such noncompliance. Without the prior written consent of Agent, Borrower shall not seek, make or consent to any change in the lot or parcel boundaries, zoning, conditions of use, or any other Laws which would constitute a violation of the warranties and representations herein contained, or would change the nature of the intended use or occupancy of a Property. Borrower shall, within the earlier of five (5)

Business Days after receipt by Borrower or its agent or representative, deliver to Agent copies of any and all approvals, permits required pursuant to applicable Legal Requirements with respect to any Property or any other improvements thereon, or the occupancy, use and enjoyment thereof. Borrower shall not initiate or consent to any zoning reclassification of any portion of any Property or seek any variance under any existing zoning ordinance or use or permit the use of any portion of any Property in any manner that could result in such use becoming a nonconforming use under any zoning ordinance or any other applicable land use law, rule or regulation, without the prior consent of Agent.

(d)Improvements. Borrower shall cause the Property Improvements to be substantially completed in their entirety (as certified by the Agent’s Construction Consultant) on or before the Completion Date in accordance with the Property Improvement Plan and Budget, applicable Legal Requirements and otherwise fee and clear of all Liens (other than Liens in favor of Agent and subject to Borrower’s right to contest Liens in accordance with Section 5.8). Agent reserves the right to use Agent’s Construction Consultant in connection with the approval and ongoing monitoring of the foregoing work. Borrower shall cause the PIP Reserve to remain In Balance upon each disbursement requested from the PIP Reserve, or on a monthly basis for months during which Borrower does not request a disbursement from the PIP Reserve.

Section 5.15 Membership Interest Sale Price. No Borrower Party shall use proceeds of the Loan to pay the Membership Interest Sale Price.

Section 5.16 Proceedings to Enjoin. If any proceedings are filed or are threatened to be filed seeking to (a) enjoin or otherwise prevent or declare invalid or unlawful the occupancy, maintenance or operation of any Property or any portion thereof; (b) adversely affect the validity or priority of the Liens and security interests granted to Agent for the benefit of the Lenders hereunder or under any other Loan Document; or (c) materially adversely affect the financial condition of any Borrower or any Guarantor, then Borrowers will notify Agent of such proceedings and within five (5) Business Days following any Borrower’s notice of such proceedings and Borrowers will cause such proceedings to be vigorously contested in good faith, and in the event of an adverse ruling or decision, prosecute all allowable appeals therefrom. Without limiting the generality of the foregoing, Borrowers will resist the entry or seek the stay of any temporary or permanent injunction that may be entered, and use its commercially reasonable efforts to bring about a favorable and speedy disposition of all such proceedings.

Section 5.17 Distributions. Except as set forth in the following sentence, no Borrower shall make any Distributions. So long as no Default, Event of Default, or DSCR Cash Management Period exists, Borrowers may make Distributions after paying all Approved Operating Expenses then due.

Section 5.18    Transfer or Encumbrance of the Property.

(a)Obligations of Borrower Regarding Transfers. Each Borrower acknowledges that the financial standing and managerial and operational ability of Borrowers are substantial and material considerations to the Lenders in their agreement to make the Loan and that any encumbrance or transfer of an interest in any Property will materially impair the

Agent and Lenders’ reasonable security hereunder. In order to induce the Lenders to make the Loan, Borrowers agree (subject to the further terms and conditions of this Section 5.18):
(i) not to change, directly or indirectly, the ownership of Borrower or Parent (provided that this shall not apply to the equity in any entity that is publicly traded), and (ii) not to effect a Transfer without in each instance first obtaining Agent’s prior written consent, which consent may be withheld for any reason, or given upon such terms and conditions as Agent shall require, all within Agent’s sole discretion, to the extent permitted by applicable law. Borrowers acknowledge and agree that, except for Permitted Transfers and releases of any Property in accordance with Section 2.13, any transaction or event of any kind effecting a Transfer or further encumbering the Property, or changing the identity of the parties primarily liable for performance of any Borrower’s covenants under this Agreement shall constitute an impairment of Agent’s and the Lenders’ reasonable security interests under this Agreement.

(b)Permitted Transfers. Notwithstanding anything contained in Section 5.18(a), and provided no Default or Event of Default shall have occurred and is continuing, Borrowers shall have the right to consummate the following Transfers (all of the following collectively, “Permitted Transfers”), provided that Agent shall have received not less than thirty (30) days prior written notice of any Transfer resulting in any Person owning, directly or indirectly, more than twenty percent (20.0%) of the Equity Interests of any Borrower, Parent or any Guarantor (where any transferee in such Transfer did not already own more than twenty percent (20.0%) of the Equity Interests in any Borrower, Parent or any Guarantor), and Agent shall have successfully completed its standard searches of the United States Treasury Department’s OFAC Specially Designated Nationals (SDN) List in relation to such Person(s) prior to any such Transfer:

Agreement;

(i)	the execution of Approved Leases in accordance with this

(ii)a Transfer of direct Equity Interests in Parent among the holders of its Equity Interests immediately following the Membership Interest Sale so long as (x) Shelbourne Investors retains twenty-five percent (25%) of the direct Equity Interests of Parent and (y) any one of Shelbourne Capital, Steven Fishman or Falcon Investors remains, directly or indirectly, in Control of Shelbourne Investors; or

(iii)Transfer of indirect Equity Interests in Parent to Persons not holding such Equity Interests immediately following the Membership Interest Sale, so long as (x) RLH and/or Shelbourne Investors remains in Control of Parent, (y) Shelbourne Investors retains twenty-five (25%) of the direct Equity Interests of Parent and (z) any one or more of Shelbourne Capital, Steven Fishman or Falcon Investors remains, directly or indirectly, in Control of Shelbourne Investors.

Section 5.19    Leases.

(a)Lease Approval. Borrowers shall not enter into any new Lease other than an Approved Leasing Parameters Lease, without the prior written consent of Agent. Further, with respect to an existing Lease, Borrowers shall not modify, amend, supplement, cancel or consent to the assignment, sublease, or surrender thereof, without the prior written consent of Agent unless such existing Lease is an Approved Leasing Parameters Lease and following any such modification, amendment or supplementation such Lease remains an Approved Leasing Parameters Lease. All new Leases shall be subordinate to the Security Instrument unless Agent elects in writing, at its sole option, to subordinate the Security Instrument to a particular Lease or Leases. Additionally, all new Leases shall provide, in a manner approved by Agent,that the Tenant thereunder shall recognize as its lessor and attorn to any Person succeeding to the interest of Borrowers upon foreclosure of the Security Instrument (or deed in lieu thereof).

(b)Lease Covenant. Borrowers shall, on demand, (a) execute such further assignments to Agent of any or all Major Leases as Agent may require and (b) deliver to Agent a fully executed copy of any or all Major Leases. Additionally, Borrowers shall: (a) observe and perform the obligations which the landlord is required to observe and perform under the Major Leases; (b) enforce the obligations to be performed by the Tenants of any and all Major Leases and any guarantors of any and all Major Leases, short of termination thereof;
(c)promptly furnish to Agent any notice of default or termination sent or received by any Borrower under any Major Lease; (d) not collect any rents for more than thirty (30) days in advance of the time when the same shall become due, except for bona fide security deposits not in excess of an amount equal to thirty (30) days; (e) other than the Leases that are in place as of the Closing Date, not enter into any ground Lease or master Lease of any part of the Property without Agent’s prior written consent; (f) not further assign or encumber any Lease or any guaranty of any Lease; (g) not, except with Agent’s prior written consent or as otherwise permitted above, cancel or accept surrender or termination of any Major Lease or any guaranty of any Major Lease; and (h) not, except with Agent’s prior written consent, modify or amend any Major Lease or any guaranty of any Major Lease in a manner inconsistent with the terms hereof.

Section 5.20 Prohibition Against Additional Recordings. Borrowers will not record or permit to be recorded any document, instrument, agreement or other writing against any Property without the prior written consent of Agent, which may be granted or denied in Agent’s sole discretion. Borrowers will not enter into, modify, waive, grant any consent under, or release, surrender or terminate any easements, restrictive covenants or other instruments constituting Permitted Exceptions, or suffer, consent to or permit the foregoing, without Agent’s prior written consent, which consent may be granted or denied in Agent’s sole discretion.

Section 5.21 Change in Name. No Borrower shall change its name without first obtaining the prior written consent of Agent, which consent shall not be unreasonably withheld, conditioned or delayed. In the event Agent grants such consent, Borrowers shall, at Borrowers’ sole cost and expense, take all action required by Agent for the purpose of perfecting or protecting the lien and security interest of Agent. Borrowers shall promptly notify Agent in writing of any change in any Borrower’s organizational identification number.

*** Confidential Treatment Requested
Section 5.22 Debt Cancellation; Settlement of Claims. Borrowers shall not, in any calendar year, without the consent of Agent, (i) cancel or otherwise forgive or release any Debt owed to a Borrower by any Person, or (ii) settle any claim against a Borrower, other than a fully insured third party claim, in each case, where such forgiveness, release, or settlement is in an amount equal to or greater than one (1%) percent of Operating Revenues for the twelve (12) month period then ending for such Borrower.

Section 5.23 Affiliate Transactions. Borrower shall not enter into, or be a party to, any transaction with any Borrower Party or any Affiliate or Public Control Affiliate of any Borrower Party, directly or indirectly, without the prior written consent of Agent. Agent hereby approves the Property Management Agreements without the consent of Lender, the acquisition fee payable to Shelbourne Capital pursuant to the Parent Operating Agreement, the financing fee payable to Shelbourne Capital pursuant to the Parent Operating Agreement and the investor relations fee payable to Shelbourne Investors pursuant to the Parent Operating Agreement.

Section 5.24 Limitation on Issuance of Equity Interests. Without the prior written consent of Agent, Borrowers will not issue any Equity Interests in any Borrower other than those that have been issued as of the date hereof.

Section 5.25 Compliance. Borrowers shall not be in default or violation of any order, writ, injunction, decree or demand of any Governmental Authority, the violation of which might materially adversely affect the condition (financial or otherwise) or business of any Borrower. Borrowers shall not commit any act that may give any Governmental Authority the right to cause any Borrower to forfeit any Property or any part thereof or any monies paid in performance of any Borrower’s Obligations under any of the Loan Documents. Borrowers hereby covenant and agree not to commit, permit or suffer to exist any act or omission affording such right of forfeiture. Borrowers shall cooperate fully with Agent with respect to, and permit Agent, at its option to participate in, any proceedings before any Governmental Authority which may in any way affect the rights of Agent under any Loan Document.

Section 5.26 Debt Service Coverage Ratio. Borrowers shall not permit the Debt Service Coverage Ratio, as measured as of the last day of each Quarter, to be less than 1.40:1.00. Agent shall notify Borrower in writing if the Debt Service Coverage Ratio is less than 1.40:1.00, and, so long as no other Event of Default then exists, Borrowers shall have ten (10) Business Days to make a partial prepayment of principal to Agent for the benefit of Lenders, in the minimum amount necessary, as determined by Agent, to cause the Debt Service Coverage Ratio to be equal to or greater than 1.40:1.00; provided, however, such partial prepayment shall be in an amount equal to or greater than $500,000. Borrowers shall not be required to pay any Prepayment Premium in connection with any partial prepayment of principal in relation thereto.

Section 5.27 Loan to Value Ratio. Borrowers shall not permit the Loan to Value Ratio, at any time to be greater than ***, as determined by Appraisals in form and substance acceptable to Agent in its sole discretion. Agent shall have the right, from time to time, to order a new Appraisal at Borrowers’ expense for the purpose of calculating the Loan to Value Ratio; provided, however, that so long as no Event of Default exists, Borrowers shall have no obligation to pay for more than one (1) Appraisal in any calendar year. Agent shall notify Borrowers in writing if the Loan to Value Ratio is greater than ***, and, so

*** Confidential Treatment Requested
long as no other Event of Default then exists, Borrowers shall have ten (10) Business Days to make a partial prepayment of principal to Agent for the benefit of Lenders, in the amount necessary, as determined by Agent, to cause the Loan to Value Ratio to be equal to or less than ***; provided, however, such partial prepayment shall be in an amount equal to or greater than $500,000. Borrowers shall not be required to pay any Prepayment Premium in connection with any partial prepayment of principal in relation thereto.

Section 5.28 Anti-Terrorism; OFAC; Patriot Act. No Borrower Party shall permit any person Controlling, Controlled by or under common Control with any Borrower Party or any other Transaction Person to, (a) be or become a Person whose property or interests in property are blocked or subject to blocking pursuant to Section 1 of Executive Order 13224 of September 23, 2001 Blocking Property and Prohibiting Transactions With Persons Who Commit, Threaten to Commit or Support Terrorism (66 Fed. Reg. 49079 (2001)), (b) engage in any dealings or transactions prohibited by Section 2 of such executive order, or otherwise be associated with any such Person in any manner in violation of Section 2 of such executive order, or (c) otherwise become a Person on the list of Specially Designated Nationals and Blocked Persons in violation of the limitations or prohibitions under any other OFAC regulation or executive order. Borrowers shall, promptly following a request by Agent, provide all documentation and other information that Agent requests in order to comply with its ongoing obligations under applicable “know your customer” and anti-money laundering rules and regulations, including the Patriot Act.

Section 5.29 Material Contracts. Borrower shall: (a) pay, observe and perform in all material respects all terms, covenants and conditions of each Material Contract (other than the Property Management Agreement and any Franchise Agreement) prior to the expiration of any applicable grace period provided therein, (b) not cause or permit the occurrence of any event that would cause any Material Contract (other than the Property Management Agreement and any Franchise Agreement) to terminate, or that would entitle any other party to a Material Contract to terminate such Material Contract or that could give rise to the creation of a lien on the Property or any portion thereof; (c) not enter into a Material Contract (other than the Property Management Agreement and Franchise Agreement) without Agent’s prior written consent, not to be unreasonably withheld; (d) not agree to or permit the termination of any Material Contract (other than the Property Management Agreement and any Franchise Agreement); and (e) not cause or permit any Material Contract (other than the Property Management Agreement and any Franchise Agreement) to be modified or supplemented without Agent’s consent, which consent shall, so long as no Event of Default is continuing, not be unreasonably withheld or delayed.

Section 5.30 Limitation on Debt. Neither any Borrower nor Parent shall directly or indirectly create, incur or assume any Debt other than Permitted Debt.

Section 5.31 Interest Rate Protection Agreement. By not later than one (1) Business Day after the Closing Date, and thereafter so long as any Obligations remain outstanding hereunder, Holding shall maintain an Interest Rate Protection Agreement which shall be subject to the Assignment of Interest Rate Agreement or, in each case, a replacement thereof.

Section 5.32    Approved Operating Budget.

(a)Each Borrower shall prepare and submit (or shall cause to be prepared and submitted) to Agent by November 30th of each year occurring during the Term, an operating expense budget for Operating Expenses for such Borrower for the succeeding calendar year. Such operating expense budget shall show, on a month by month basis, in reasonable detail, each line item of such Borrower’s anticipated Operating Revenues and Operating Expenses (on an accrual basis), including amounts required to establish, maintain and/or increase any monthly payments required hereunder (and once such operating expense budget has been submitted to Agent, it shall constitute an Approved Operating Budget for such Borrower). Until such time that any operating expense budget has been submitted for any Borrower, the Approved Operating Budget for such Borrower for the immediately preceding calendar year shall apply for all purposes hereunder (with such adjustments as reasonably determined by Agent (including increases for any nondiscretionary expenses)).

(b)The Approved Operating Budget for each Borrower for calendar year 2014 are attached as Schedule 5.32(b) hereto.

(c)Upon the occurrence of a DSCR Cash Management Period, the Approved Operating Budget then in effect, and, during the continuance of any DSCR Cash Management Period, each subsequent operating expense budget submitted to Agent pursuant to Section 5.32(a) above, shall be subject to approval by Agent, in its sole discretion, which approval shall not be unreasonably withheld or delayed and during the continuance of the DSCR Cash Management Period, it shall constitute the Approved Operating Budget for such Borrower.

Section 5.33 Replacement Note. Upon receipt of evidence reasonably satisfactory to Borrowers of the mutilation, destruction, loss or theft of any Note and the ownership thereof, Borrowers shall, upon the written request of the holder of such Note, execute and deliver in replacement thereof new Note in the same form, in the same original principal amount and dated the same date as the Note so mutilated, destroyed, lost or stolen; and such Note so mutilated, destroyed, lost or stolen shall then be deemed no longer outstanding hereunder. If the Note being replaced has been mutilated, they shall be surrendered to Borrowers.

Section 5.34    Hotel Operation.

Without in any way limiting the covenants set forth in this Article 5 or elsewhere in the Loan Documents, the hotel located on each Property shall be operated and managed pursuant to a Property Management Agreement and shall not be subject to any Franchise Agreement and Property Management Agreement at the same time. If Agent provides its prior written consent, to be given or withheld in its sole discretion, to any Borrower to terminate its Property Management Agreement and gives such Borrowers its written consent, to be given or withheld in its sole discretion, to enter into a Franchise Agreement, Borrowers:

(a)shall (i) cause the hotel located on the applicable Property to remain subject to such Franchise Agreement; (ii) promptly perform and observe, as and when due, all of the covenants and obligations required to be performed and observed by the Borrower under such Franchise Agreement and do all things necessary to preserve and to keep unimpaired, in all material respects, all of the rights of any Borrower under any Franchise Agreement and (iii) cause each hotel on each Property to be operated solely under the name as set forth in the applicable Franchise Agreement pursuant to the terms of the applicable Franchise Agreement.

(b)shall not, without Agent’s prior consent, which may be granted or withheld in Agent’s Permitted Discretion: (i) surrender, terminate, cancel or assign any Franchise Agreement; (ii) reduce or consent to the reduction of the term of any Franchise Agreement; (iii) increase or consent to the increase of the amount of any fees or charges under any Franchise Agreement; (iv) otherwise modify, change, supplement, alter or amend, or waive or release any of the rights or remedies of any Borrower under any Franchise Agreement, (v) suffer or permit the occurrence or continuance of a breach or default beyond any applicable notice and/or cure period under any Franchise Agreement on the part of the Borrower thereunder, or (vi) fail to take any action which, if not taken, would entitle the Franchisor to terminate any Franchise Agreement (irrespective of whether such failure constitutes a “default” or “event of default” under any Franchise Agreement).

Section 5.35 Credit Card Processors. In no event shall any Borrower Party send a notice or provide an instruction to all or any of the Payment Processors to direct, disburse or distribute funds to any account other than the Operating Account.

Section 5.36    Property Management Agreement.

(a)Borrowers shall (i) cause each hotel located on each Property to be operated and managed pursuant to the applicable Property Management Agreement;
(ii)promptly perform and observe, as and when due, all of the covenants and obligations required to be performed and observed by any Borrower under the applicable Property Management Agreement and do all things necessary to preserve and to keep unimpaired all of the rights of any Borrower under the applicable Property Management Agreement;

(iii)	promptly notify Agent of any default under any Property Management Agreement;
(iv)promptly deliver to Agent a copy of each financial statement or report, business plan, capital expenditures budget and/or plan, FF&E budget and/or plan received by any Borrower under any Property Management Agreement; and (v) promptly enforce the performance and observance of all of the covenants and obligations required to be performed and observed by the Property Manager under each Property Management Agreement.

(b)Borrowers shall not, without Agent’s prior consent, which may be granted or withheld in Agent’s Permitted Discretion: (i) surrender, terminate, cancel or assign any Property Management Agreement; (ii) reduce or consent to the reduction of the term of any Property Management Agreement; (iii) increase or consent to the increase of the amount of any fees or charges under any Property Management Agreement; (iv) otherwise modify, change, supplement, alter or amend, or waive or release any of the rights or remedies of any Borrower under any Property Management Agreement, (v) suffer or permit the occurrence or continuance of a default beyond any applicable notice and/or cure period under any Property Management Agreement on the part of any Borrower, or (vi) fail to take any action which, if not taken, would entitle the Property Manager to terminate any Property Management

Agreement (irrespective of whether such failure constitutes a “default” or “event of default” under any Property Management Agreement).

(c)Except for ordinary course advances and reimbursements in accordance with the Property Management Agreement which shall be subject to the Assignment of Management Agreement, Borrowers shall not request, suffer or permit the Property Manager to make any loans to any Borrower Party or which are repayable to Property Manager out of any revenue of the Properties, including any loans for working capital.

(d)Borrowers shall notify Lender within five (5) Business Days after Property Manager requests that any Borrower consent to or approve any matter which will materially adversely affect any Property, such notice shall include copies of all correspondence and other documentation received by any Borrower related thereto. During the continuance of a DSCR Cash Management Period, no Borrower shall grant any consent or approval under the Property Management Agreement, without Agent’s consent (which may be given or withheld in Agent’s sole discretion).

(e)If any Property Management Agreement shall be terminated for any reason, Borrowers shall cause a new hotel management company acceptable to Agent to enter into a new management agreement in form and substance acceptable to Agent in its Permitted Discretion prior to the date of such termination. Agent may condition its approval of any new property management agreement on receipt from the replacement property manager of an assignment and subordination of property management agreement, in form and substance satisfactory to Agent in Agent’s Permitted Discretion and a determination, by Agent in its Permitted Discretion, that the terms and provisions of the replacement property management agreement are consistent with this Agreement.

(f)Notwithstanding the foregoing, in the event that Borrower has the right to terminate any Property Management Agreement in accordance with the terms thereof as a result of a purchase by Shelbourne Investors of the Equity Interests owned by RLH in Parent, Borrower may terminate such Property Management Agreement subject to Agent’s approval, in Agent’s Permitted Discretion, of a replacement Property Manager and a replacement Property Management Agreement.

Section 5.37 Restrictions on Payment of Affiliate Fees. Except for (a) fees payable pursuant to the Property Management Agreement, any Franchise Agreement or as approved by Agent prior to the Closing Date, (b) an acquisition fee payable at Closing to Shelbourne Capital in an amount equal to $888,360, and (c) a financing fee in the amount of Two Hundred Thousand Dollars ($200,000) payable at Closing to Shelbourne Capital, Borrower shall not use the Loan proceeds to pay any fees to Borrower, or any Affiliate of Borrower, or any Borrower Party or any Public Control Affiliate.

Section 5.38    Contribution Provisions.

(a)As a result of the transactions contemplated by this Agreement, each Borrower will benefit, directly and indirectly, from each Borrower’s obligation to pay the Indebtedness and perform the Obligations and in consideration therefore each Borrower agrees among themselves as set forth in this Section 5.38 to allocate such benefits among themselves and to provide a fair and equitable agreement to make contributions among each of Borrowers in the event any payment is made by any individual Borrower hereunder to Agent (such payment being referred to herein as a “Contribution,” and for purposes of this Section 5.38, includes any exercise of recourse by Agent against any Collateral of a Borrower and application of proceeds of such Collateral in satisfaction of such Borrower’s obligations, to Agent under the Loan Documents).

(b)Each Borrower shall be liable hereunder with respect to the Obligations only for such total maximum amount (if any) that would not render its Obligations hereunder or under any of the Loan Documents subject to avoidance under Section 548 of the Bankruptcy Code or any comparable provisions of any state law.

(c)In order to provide for a fair and equitable contribution among Borrowers in the event that any Contribution is made by an individual Borrower (a “Funding Borrower”), such Funding Borrower shall be entitled to a reimbursement Contribution (“Reimbursement Contribution”) from all other Borrowers for all payments, damages and expenses incurred by that Funding Borrower in discharging any of the Obligations, in the manner and to the extent set forth in this Section 5.38. The financial statements provided by Borrowers shall not be required to track this allocation.

(d)For purposes hereof, the “Benefit Amount” of any individual Borrower as of any date of determination shall be the net value of the benefits to such Borrower and the other Borrowers from extensions of credit made by Lender to (i) such Borrower and (ii) the other Borrowers hereunder and the Loan Documents to the extent such other Borrowers have mortgaged their property to secure the Obligations of such Borrower to Lender.

(e)Each Borrower shall be liable to a Funding Borrower in an amount equal to the greater of (i) the ratio of (A) the Benefit Amount of such Borrower to the total amount of Obligations, multiplied by (B) the amount of Obligations paid by such Funding Borrower, or
(ii) ninety-five percent (95%) of the excess of the fair saleable value of the property of such Borrower over the total liabilities of such Borrower (including the maximum amount reasonably expected to become due in respect of contingent liabilities) determined as of the date on which the payment made by a Funding Borrower is deemed made for purposes hereof (giving effect to all payments made by other Funding Borrowers as of such date in a manner to maximize the amount of such Contributions).

(f)In the event that at any time there exists more than one Funding Borrower with respect to any Contribution (in any such case, the “Applicable Contribution”), then Reimbursement Contributions from other Borrowers pursuant hereto shall be allocated among such Funding Borrowers in proportion to the total amount of the Contribution made for or on account of the other Borrowers by each such Funding Borrower pursuant to the Applicable Contribution. In the event that at any time any Borrower pays an amount hereunder in excess of the amount calculated pursuant to this Section 5.38, that Borrower shall be deemed to be a Funding Borrower to the extent of such excess and shall be entitled to a Reimbursement Contribution from the other Borrowers in accordance with the provisions of this Section 5.38.

(g)Each Borrower acknowledges that the right to Reimbursement Contribution hereunder shall constitute an asset in favor of Borrower to which such Reimbursement Contribution is owing.

(h)No Reimbursement Contribution payments payable by a Borrower pursuant to the terms of this Section 5.38 shall be paid until all amounts then due and payable by all of Borrowers to Lenders, pursuant to the terms of the Loan Documents, are paid in full in cash. Nothing contained in this Section 5.38 shall limit or affect in any way the Obligations of any Borrower to Lenders under the Note or any other Loan Documents.

(i)Each Borrower acknowledges and agrees that the obligations and liabilities of each Borrower under this Agreement, the Note and the other Loan Documents shall be joint and several and in connection with such joint and several liability each Borrower hereby waives:

(i)any right to require Agent to proceed against any other Borrower or any other Person or to proceed against or exhaust any security held by Lender at any time or to pursue any other remedy in Agent’s power before proceeding against Borrower;

(ii)any defense based upon any legal disability or other defense of any other Borrower, any Guarantor or any other Person or by reason of the cessation or limitation of the liability of any other Borrower or any guarantor from any cause other than full payment of all sums payable under the Note, this Agreement and any of the other Loan Documents;

(iii)any defense based upon any lack of authority of the officers, directors, partners or agents acting or purporting to act on behalf of any other Borrower or any principal of any other Borrower or any defect in the formation of any other Borrower or any principal of any other Borrower;

(iv)any defense based upon any statute or rule of law which provides that the obligation of a surety must be neither larger in amount nor in any other respects more burdensome than that of a principal;

(v)any defense based upon any failure by Agent to obtain collateral for the indebtedness or failure by Agent to perfect a lien on any collateral;

(vi)presentment, demand, protest and notice of any kind (except as otherwise set forth in the Loan Documents);

(vii)any defense based upon any failure of Agent to give notice of sale or other disposition of any collateral to any other Borrower or to any other person or entity or any defect in any notice that may be given in connection with any sale or disposition of any collateral;

(viii)any defense based upon any failure of Agent to comply with applicable laws in connection with the sale or other disposition of any collateral,

including any failure of Agent to conduct a commercially reasonable sale or other disposition of any collateral;

(ix)any defense based upon any use of cash collateral under Section 363 of the Bankruptcy Code;

(x)any defense based upon any agreement or stipulation entered into by Agent with respect to the provision of adequate protection in any bankruptcy proceeding;

(xi)any defense based upon any borrowing or any grant of a security interest under Section 364 of the Bankruptcy Code;

(xii)any defense based upon the avoidance of any security interest in favor of Agent for any reason;

(xiii)any defense based upon any bankruptcy, insolvency, reorganization, arrangement, readjustment of debt, liquidation or dissolution proceeding, including any discharge of, or bar or stay against collecting, all or any of the obligations evidenced by the Note or owing under any of the Loan Documents;

(xiv)any defense or benefit based upon Borrower’s, or any other Person’s, resignation of the portion of any obligation secured by the Security Instruments to be satisfied by any payment from any other Borrower or any such Person;

(xv)all rights and defenses arising out of an election of remedies by Agent even though the election of remedies, such as nonjudicial foreclosure with respect to security for the Loan or any other amounts owing under the Loan Documents, has destroyed Borrower’s rights of subrogation and reimbursement against any other Borrower;

(xvi)to the extent permitted by law, all rights and defenses that Borrower may have because any of the Indebtedness is secured by real property. This means, among other things: (1) Agent may collect from any Borrower without first foreclosing on any real or personal property collateral pledged by any other Borrower, (2) if Agent forecloses on any real property collateral pledged by any other Borrower, (I) the amount of the Indebtedness may be reduced only by the price for which that collateral is sold at the foreclosure sale, even if the collateral is worth more than the sale price, (II) Agent may collect from any Borrower even if any other Borrower, by foreclosing on the real property collateral, has destroyed any right such Borrower may have to collect from any other Borrower. This is an unconditional and irrevocable waiver of any rights and defenses any Borrower may have because any of the Indebtedness is secured by real property; and

(xvii)except as may be expressly and specifically permitted herein, any claim or other right which any Borrower might now have or hereafter acquire against any other Borrower or any other person that arises from the existence or performance of any obligations under the Note, this Agreement, the Security Instruments or the other Loan

Documents, including any of the following: (A) any right of subrogation, reimbursement, exoneration, contribution, or indemnification; or (B) any right to participate in any claim or remedy of Agent against any other Borrower or any collateral security therefor, whether or not such claim, remedy or right arises in equity or under contract, statute or common law.

Section 5.39 Loan Assumption.

(a)So long as no Default or Event of Default has occurred and is continuing, in the event Borrower desires to transfer all of the Properties to another party (the “Transferee”) and have the Transferee assume all of Borrowers’ obligations under this Agreement and all of the other Loan Documents (collectively, the “Transfer and Assumption”), Borrower may make a written application to Agent for Agent’s consent to the Transfer and Assumption, which consent shall be in Agent’s sole discretion. Together with such written application (and afterwards if requested by Agent), Borrower will submit to Agent true, correct and complete copies of any and all information and documents of any kind requested by Agent concerning the Properties, Transferee and/or Borrower, together with any review fee required by Agent, in Agent’s sole discretion.

(b)If Agent consents to the Transfer and Assumption, the Transferee and/or Borrower as the case may be, shall deliver the following to Agent:

(i)Borrower shall deliver to Agent the assumption fee;

(ii)Borrower and Transferee shall execute and deliver to Lender any and all documents required by Agent, in form and substance required by Agent, in Agent’s Permitted Discretion (the “Assumption Documents”);

(iii)Borrower shall cause to be delivered to Agent, an endorsement to each Title Insurance Policy in form and substance acceptable to Agent, in Agent’s sole discretion (the “Endorsement”); and

(iv)Borrower shall deliver to Agent a payment in the amount of all costs incurred Agent Lender in connection with the Transfer and Assumption, including but not limited to, Agent’s reasonable attorneys fees and expenses, all recording fees for the Assumption Documents, and all fees payable to the title company for the delivery to Agent of the Endorsement.

(c)	Notwithstanding anything contained in this Section 5.18 to the contrary,
(i)under no circumstances may the Property and Loan be transferred and assumed by any party under the terms of this Section 5.18 more than once during the Term, and (ii) except based on Agent’s written agreement to the Transfer and Assumption and Borrower’s and Transferee’s compliance with all of the terms and provisions of this Section 5.18, the terms and provisions of this paragraph shall in no way amend or modify the terms and provisions contained in Section 5.18 of this Agreement.

Section 5.40 Property Use.

(a)Borrowers shall continue to use the building located at the southeast side of the Pasco Property and noted as a “Two-Story Brick Structure” on the ALTA Survey prepared by Duryea & Associates, P.S., job no. 14-1880D, dated October 13, 2014, last revised on November 10, 2014, in accordance with the Concomitant Zoning Agreement.

(b)Borrowers shall comply, at its sole cost, with its obligations, under the Contract of Sale recorded December 6, 1979 as document number 397328 in the Official Records of Franklin County, Washington, to make a good faith effort to add additional units to the Pasco Property at any time the occupancy rate for the Pasco Property exceeds 85% for any twelve month period. If Borrowers are required to make any such alterations or additions to the Pasco Property to comply with such obligation, Agent’s Construction Consultant and Agent must provide approve such alteration or addition in writing in its Permitted Discretion.

(c)Borrowers shall (i) comply with the provisions of the Encroachment Permit #s L-95-S-3036G, L-95-S-3036H, L-95-S-5320, and L-95-S-30361, and any successor permit (collectively, the “Encroachment Permits”), upon which the Commercial Submerged Lands Lease, dated January 1, 2008 (the “Marina Lease”), by and between the State Board of Land Commissioners and RLH are based; (ii) not to terminate the Marina Lease without Agent’s prior written consent; and (iii) apply for renewal of the Marina Lease pursuant to Section 4 of the Marina Lease.

(d)Borrowers shall not terminate the California Department of Transportation Lease, dated October 15, 2013 by and between State of California, Department of Transportation, and WHC840 LLC DBA Red Lion Hotel Redding (the “Parking Lease”), without Agent’s prior written consent.

(e)With respect to the Pasco Property, Borrower shall cause the implementation of the Voluntary Cleanup Program (“Pasco VCP”) approved by the Washington Department of Ecology (“WDOE”) and shall continuously pursue the completion of the Pasco VCP until such time as WDOE has issued a “no further action” letter or otherwise terminates Borrowers’ obligations with respect to all cleanup of such Property.

(f)With respect to the Port Angeles Property, Borrower shall diligently pursue its application for approval of the proposed Voluntary Cleanup Program (the “Port Angeles VCP”) by WDOE, and shall comply with directives of the WDOE with respect to the Port Angeles Property and shall implement the Port Angeles VCP or such other Voluntary Cleanup Program required by the WDOE (the “Mandated Plan”) until such time as WDOE has issued a “no further action” letter with respect to such Property or otherwise terminates Borrowers’ obligations with respect to all cleanup of such Property. Borrowers shall deliver to Agent a copy of the Port Angeles VCP (if approved by WDOE) or the Mandated Plan, within ten (10) Business Days of receipt thereof by Borrowers.

Section 5.41    Ground Lease

(a)Borrower shall make full and timely payments of all Ground Lease Rent due and owing each month; provided, such payments shall not be made more than thirty (30) days in advance.

(b)In the event of a rejection of the Ground Lease by the Ground Lessor or any trustee or receiver of the Ground Lessor pursuant to Section 365(h) of the Bankruptcy Code, or any other applicable law relating to bankruptcy or insolvency now or hereinafter in effect, Borrower shall not exercise its right to elect to terminate the Ground Lease, pursuant to Section 365(h)(1) of the Bankruptcy Code, or any other applicable law relating to bankruptcy or insolvency now or hereafter in effect, without prior written consent from Agent, which shall be provided in Agent’s sole discretion.

(c)As of the Closing Date, Boise PropCo and its predecessor in interest under the Ground Lease, have no offsets, counterclaims, defenses, deduction or credits with respect to the Ground Lease.

(d)Boise PropCo has no knowledge of any pending eminent domain proceedings or other governmental actions against the Boise Property.

ARTICLE 6 DEFAULTS.
Section 6.1    Event of Default. Each of the following events shall constitute an event of default hereunder (an “Event of Default”):

(a)(i) any monthly installment of interest due under this Agreement is not paid when due, or (ii) any payment of principal due under this Agreement or the payment due on the Maturity Date is not paid when due, or (iii) any other portion of the Indebtedness, or any other amount required to be paid hereunder or under any other Loan Document is not paid within five (5) days of when due, or, if no due date is stated, within five (5) days of written demand;

(b)The failure to pay Taxes when the same are due and payable (unless there are sufficient funds in the Tax Reserve to pay such Taxes and Agent has failed to pay such Taxes or release the applicable Reserve funds to Borrowers in accordance with this Agreement) subject to Borrowers’ right to contest Taxes pursuant to Section 5.11;

(c)Any representation or warranty made by any Borrower Party herein or in any other Loan Document or in any report, certificate, financial statement or other instrument, agreement or document furnished by any Borrower Party in connection with the Loan or any Loan Document shall have been false or misleading in any material respect (taking the Borrower Parties or the Properties, as applicable, as a whole) as of the date the representation or warranty was made (or remade in accordance with the terms of this Agreement or any other Loan Document);

(d)The existence of any collusion, fraud, dishonesty or bad faith by or with the acquiescence of any Borrower Party which in any way relates to or affects the Loan or the Property;

(e)Borrowers shall fail to comply with the requirements of Section 5.14(d) and Guarantors shall fail to satisfy their Guaranteed Obligations related thereto, time being of the essence, following demand by Agent pursuant to the Completion Guaranty;

(f)	Any Borrower Party shall:

(i)file a voluntary petition in bankruptcy or for an arrangement or reorganization under any federal or state bankruptcy, insolvency or debtor relief law or statute (hereinafter referred to as a “Bankruptcy Proceeding”);

(ii)file any answer in any Bankruptcy Proceeding or any other action or proceeding admitting insolvency or inability to pay its debts;

(iii)fail to oppose, or fail to obtain a vacation or stay of, any involuntary Bankruptcy Proceeding within sixty (60) days after the filing thereof;

(iv)solicit or cause to be solicited, or any Affiliate of any Borrower Party solicits or causes to be solicited, petitioning creditors for any involuntary Bankruptcy Proceeding against Borrower Party;

(v)be granted a decree or order for relief, or be adjudicated a bankrupt or declared insolvent in any Bankruptcy Proceeding, whether voluntary or involuntary;

(vi)have a trustee or receiver appointed for or have any court take jurisdiction of its property, or the major part thereof, or all of any portion of the Properties, in any voluntary or involuntary proceeding for the purpose of reorganization, arrangement, dissolution or liquidation, and, with respect to an involuntary proceeding only, such trustee or receiver is not discharged or such jurisdiction is not relinquished, vacated or stayed on appeal or otherwise, within sixty (60) days after the commencement thereof;

(vii)	make an assignment for the benefit of creditors;

(viii)consent to any appointment of a receiver or trustee or liquidator of all of its property, or the major part thereof, or all or any portion of the Properties or all or any portion of the property of Borrower Party;

(ix)have an attachment or execution levied with respect to, or other judicial seizure be effected for, all or substantially all of its assets or all or any portion of the Property, or the placing of any attachment, levy of execution, charging order, or other judicial seizure on the interest of Parent in Borrower; or

(g)	The occurrence of any Transfer other than a Permitted Transfer;

(h)The breach of any of the representations, warranties or covenants contained in Sections 5.3, 5.8, 5.15, 5.18, 5.19(a), 5.20, 5.21, 5.22, 5.23, 5.26, 5.27, 5.28, 5.30, 5.31, 5.34 (other than subsection (a)(ii) thereof), 5.35, 5.36(a)(i) and (b) and 5.37 of this Agreement;

(i)Failure of Borrower to endorse any Property Claim Proceeds to Agent pursuant to Section 5.13(a)(ii);

(j)The dissolution, termination or merger (other than mergers of RLH), whether voluntarily or involuntarily, of any Borrower Party that is not a natural person;

(k)Failure by the Guarantors, in the aggregate, to comply with the financial covenants set forth in Section 4.03 of the Guaranty;

(l)The entry of a final judgment, final order or final decree for the payment of money against any Borrower Party (other than Guarantor) in excess of one percent (1%) of the Loan Proceeds, which is not satisfied and paid, or enforcement of which has not been stayed, within thirty (30) days after the date of entry of such judgment, order or decree;

(m)(i) the term of any Policy required by this Agreement shall expire or lapse, or any Borrower receives notice of cancellation of any such Policy and Borrowers do not provide Agent with written evidence of a replacement or renewal Policy complying with this Agreement at least ten (10) Business Days prior to the date of cancellation or expiration of such Policy or (ii) any Borrower adjusts or settles any loss or claim in violation of Section 5.12(d);

(n)This Agreement or any other Loan Document shall, in whole or in part, terminate, cease to be effective or cease to be a legally valid, binding and enforceable obligation of any Borrower Party; any Borrower Party to any Loan Document shall assert in writing that such document has ceased to be in full force and effect; or the Liens created pursuant to any Loan Document shall cease to be a fully perfected enforceable first priority security interest due to an act or omission of any Borrower Party;

(o)Borrower attempts to assign its rights under this Agreement or any of the other Loan Documents or any interest herein or therein, except in accordance with Section 5.39;

(p)Any required permit, certificate or approval with respect to a Property is not obtained by or on behalf of the applicable Borrower, lapses or ceases to be in full force and effect (i) which would result in a Material Adverse Change as determined by Agent in its Permitted Discretion or (ii) for more than fifteen (15) days without the applicable Borrower providing evidence to Agent that all conditions precedent to the issuance, granting or reinstatement of such permit, certificate or approval have been satisfied;

(q)Any Event of Default identified in any other provision of this Agreement occurs, or any Event of Default (as defined in the Security Instrument or any other Loan Document) occurs, or a default occurs under any term, covenant or provision set forth herein or in any other Loan Document which specifically contains a notice requirement or grace period and such notice has been given and such grace period has expired;

(r)A default or breach by Borrower under any Major Lease which shall not be cured within any applicable grace period set forth therein;

(s)Failure of the Membership Interest Sale to close, for an amount not less than the Membership Interest Sale Price, on the Business Day immediately following the Closing Date; or

(t)Any Borrower Party fails to perform or cause to be performed any other obligation or observe any other condition, covenant, term, agreement or provision required to be performed or observed by any Borrower Party contained in this Agreement or any other Loan Document and not specifically referred to elsewhere in this Section 6.1 or the default section of such other Loan Document; provided, however, that if such failure by its nature can be cured, then so long as the continued operation and safety of the Property, and the priority, validity and enforceability of the Liens created by the Security Instrument or any of the other Loan Documents and the value of the Properties are not impaired, threatened or jeopardized in any material respect, then Borrower shall have a period of thirty (30) days after Parent obtains knowledge of such failure or receives written notice of such failure to cure the same (provided, however, that such period shall be limited to ten (10) days if such failure can be cured by the payment of money) and an Event of Default shall not be deemed to exist during the cure period, provided, further, that if such failure cannot be cured by the payment of money and Borrower commences to cure such failure during the cure period and is diligently and in good faith attempting to effect such cure, the cure period shall be extended for thirty (30) additional days, but in no event shall the cure period be longer than ninety (90) days in the aggregate.

Section 6.2 Remedies Conferred upon Agent. Upon the occurrence and continuance of any Event of Default in addition to any other rights or remedies available to it pursuant to the Loan Documents or at law or in equity, Agent may take such action, without notice, or demand, that Agent deems advisable to protect and enforce its rights against Borrower and in and to the Properties, and without limiting the foregoing, Agent may pursue any one or more of the following remedies concurrently or successively, it being the intent hereof that none of such remedies shall be to the exclusion of any others:

(a)Take possession of the Collateral and do anything required, necessary or advisable in Agent’s sole judgment to fulfill the Obligations of Borrowers. Without restricting the generality of the foregoing and for the purposes aforesaid, Borrowers hereby appoint and constitute Agent as each Borrower’s lawful attorney-in-fact with full power of substitution in the premises to perform the following actions:

(i)make Protective Advances or advance funds in excess of the stated amount of the Loan to preserve the Collateral;

(ii)without inquiring into and without respect to the validity thereof, pay, settle or compromise all existing bills and claims which may be Liens, or to avoid such bills and claims becoming Liens, against the Collateral or any portion of the Collateral or as may be necessary or desirable for the clearance of title to any of the Collateral;

Collateral;

(iii)	prosecute and defend actions or proceedings in connection with the

(iv)take action and require such performance as Agent deems necessary or advisable under any of the bonds to be furnished hereunder and to make settlements and compromises with the surety or sureties thereunder, and in connection therewith, to execute instruments of release and satisfaction; and

(v)do any and every act which any Borrower might do in its own behalf with respect to the Collateral, including but not limited to executing new Leases and complying with any obligations of the landlord thereunder, it being understood and agreed that this power of attorney shall be a power coupled with an interest and cannot be revoked;

(b)Withhold further disbursement of the proceeds of the Loan and terminate any of its obligations to Borrowers;

(c)Declare all Indebtedness to be due and payable forthwith, without presentment, demand, protest or other notice of any kind, all of which each Borrower hereby expressly waives; provided, that without limiting the foregoing, upon any Event of Default described in Section 6.1(f), the entire Indebtedness and all other Obligations shall immediately and automatically become due and payable, without notice or demand, and each Borrower hereby expressly waives any such notice or demand, anything contained in any Loan Document to the contrary notwithstanding;

(d)In addition to any rights of setoff that Agent may have under applicable law, Agent, without notice of any kind to any Borrower, may appropriate and apply to the payment of the Indebtedness or of any sums due under this Agreement any and all balances, deposits, credits, accounts, certificates of deposit, instruments or money of Borrowers then or thereafter in the possession of Agent; and

(e)Exercise or pursue any other remedy or cause of action permitted at law or in equity or under this Agreement or any other Loan Document, including, but not limited to, foreclosure of the Security Instruments and enforcement of all Loan Documents.

Section 6.3 Right of Agent to Make Advances to Cure Event of Defaults; Obligatory Advances. If any Borrower shall fail to perform any of its covenants or agreements herein or in any of the other Loan Documents contained after the occurrence and continuance of an Event of Default, Agent, on behalf of the Lenders, may (but shall not be required to) perform any of such covenants and agreements, and any amounts expended by Agent in so doing, and any amounts expended by Agent on behalf of the Lenders in so doing, any amounts expended by Agent and/or the Lenders pursuant to Section 6.2 hereof and any amounts advanced by Agent on behalf of the Lenders and/or the Lenders pursuant to this Agreement shall be deemed advanced by Agent on behalf of the Lenders and/or the Lenders, as the case may be, under an obligation to do so regardless of the identity of the Person or Persons to whom said funds are disbursed.

Section 6.4 Payment of Costs, Expenses and Attorneys’ Fees. All costs and expenses incurred by Agent and/or the Lenders pursuant to this Article 6 (including court costs and reasonable attorneys’ fees and costs) whether or not incurred in litigation and whether or not foreclosure is concluded, including, without limitation, reasonable attorney’s fees and costs incurred in connection with any judicial or nonjudicial foreclosure of the Security Instruments or the other Loan Documents, or in connection with both judicial and nonjudicial foreclosure, if Agent shall elect to pursue each such remedy whether concurrently or independently, and the costs and expenses of retaking, holding, preparing for sale or selling all or any portion of the Collateral shall be secured by the Security Instrument and shall bear interest at the Default Rate from the date of expenditure until such sums have been paid. In addition, Borrowers acknowledge and agree that upon the occurrence and during the continuance of a Default or an Event of Default, (a) each Lender shall have the right to retain counsel for itself and
(b) Borrowers shall be responsible for paying all of the costs and expenses described above that are incurred by each such Lender. All such costs and expenses incurred by each Lender shall be secured by the Security Instruments and shall bear interest at the Default Rate from the date of expenditure until such sums have been paid.

Section 6.5 Remedies Cumulative; No Waiver. All rights and remedies of Agent and Lenders hereunder and under the other Loan Documents are cumulative and not alternative, and are in addition to all rights and remedies otherwise provided by law. No exercise of any right or remedy by Agent and/or Lenders shall constitute a waiver of any other right or remedy. No delay or omission by Agent and/or Lenders to exercise any right, power or remedy hereunder shall impair any such right or remedy, or be construed as a waiver of any Event of Default, or any acquiescence therein. Without limiting the generality of the foregoing, Borrowers agree that if an Event of Default is continuing, (i) to the extent permitted by applicable law, Agent and Lenders are not subject to any “one action” or “election of remedies” law or rule, and (ii) all Liens and other rights, remedies or privileges provided to Agent and Lenders shall remain in full force and effect until Agent and Lenders have exhausted all of its remedies against the Collateral, the Security Instruments have been foreclosed, the Collateral has been sold and/or otherwise realized upon in satisfaction of the Indebtedness or the Indebtedness has been paid in full. Nothing contained herein or in any other Loan Document shall be construed as requiring Agent to resort to any particular portion of any Collateral for the satisfaction of any of the Obligations in preference or priority to any other portion of the Collateral, and Agent and Lenders may seek satisfaction out of the entire Collateral or any part thereof, in its sole discretion, in respect of the Obligations. By accepting payment of any part of the Indebtedness after its due date or later performance of any Obligation, Agent and Lenders shall not waive its right against any Person obligated directly or indirectly hereunder, or on any Obligation, either to require prompt payment when due of all other Indebtedness or to declare an Event of Default for failure to make such prompt payment or render such performance; and Agent’s and Lenders’ acceptance of partial payment of any portion of the Indebtedness after its due date (which may be applied to such outstanding payment obligations as Agent and Lenders may elect, notwithstanding Borrowers’ instructions to the contrary), or acceptance of partial performance of any Obligation in default, shall not cure such payment failure or default, or affect any notice of an Event of Default or sale heretofore given or recorded, unless such notice is expressly revoked in writing by Agent. For avoidance of doubt, any reference in this Agreement or in any other Loan Document to an Event of Default “continuing” or words of similar import, shall not be deemed to imply or create any obligation on the part of Agent to waive, or to accept a cure of, an Event of Default, and once an Event of Default “occurs” it shall be deemed to continue unless and until Agent agrees in writing to waive or accept the cure of such Event of Default, which Agent shall decide in its sole discretion.

Section 6.6 Severance. During the continuance of an Event of Default, Agent shall have the right from time to time to sever this Agreement, the Note and the other Loan Documents into one or more separate notes, mortgages and other security documents in such denominations and priorities of payment and liens as Agent shall determine in its sole discretion for purposes of evidencing and enforcing its rights and remedies. Borrowers shall execute and deliver to Agent from time to time, promptly after the request of Agent, a severance agreement and such other documents as Agent shall request in order to effect the severance described in the preceding sentence, all in form and substance reasonably satisfactory to Agent; provided, however, that in each such instance the outstanding principal balance of all notes (or other components of the Loan) immediately after the effective date of such severance equals the outstanding principal balance of the Loan immediately prior to such severance and the weighted average of the interest rates for all notes (or such other components of the Loan) immediately after the effective date of such modification equals the interest rate on the Loan immediately prior to such modification. Each Borrower hereby absolutely and irrevocably appoints Agent as its true and lawful attorney, coupled with an interest, in its name and stead to make and execute all documents necessary or desirable to effect such severance, each Borrower ratifying all that such attorney shall do by virtue thereof, provided, that Agent shall not exercise its rights under such appointment unless any Borrower has failed to execute any such documents within five (5) Business Days after request by Agent. All costs and expenses (including reasonable attorneys’ fees) incurred by Agent in connection with any such severance shall be paid by Borrowers upon request by Agent.

Section 6.7 Default Rate. From and after the occurrence and during the existence of an Event of Default, interest on all Indebtedness shall accrue at the Default Rate and be payable on demand. The failure of Agent to charge interest at the Default Rate shall not be evidence of the absence of an Event of Default or waiver of an Event of Default by Agent.

ARTICLE 7 MISCELLANEOUS.
Section 7.1    Notices. All notices or other written communications hereunder shall be deemed to have been properly given (i) upon delivery if delivered in person, (ii) one (1) Business Day after having been deposited for overnight delivery with any reputable overnight courier service, (iii) three (3) Business Days after having been deposited in any post office or mail depository regularly maintained by the U.S. Postal Service and sent by registered or certified mail, postage prepaid, return receipt requested, or (iv) one (1) Business Day after delivery if sent by email, provided that the recipient has acknowledged receipt by telephone and that a carbon copy of such notice is sent simultaneously by the other methods provided in this Section. All notices or other written communications hereunder shall be addressed to the individuals at the addresses set forth below, or at such other address as such party may, at least ten (10) days in advance, designate by written notice to the other parties. Any notice to legal counsel or other Person other than the primary addressee for Borrowers or Agent below shall be a courtesy copy only and shall not affect the timeliness or effectiveness of delivery of any notice. All notices or other written communications to be given by any Borrowers under this Agreement or the other Loan Documents may be given by Holding on behalf of all Borrowers.

To Borrowers:    RL Venture Holding LLC
c/o Red Lion Hotels Corporation 201 W. North River Drive Spokane, WA 99201
Attn: General Counsel
Email: Tom.McKeirnan@redlion.com

With a copy to:	Davis Wright Tremaine LLP 1201 Third Avenue, Suite 2200
Seattle, WA 98101-3045 Attn: Matt LeMaster, Esq.
Email: mattlemaster@dwt.com

And with a copy to:    Shelbourne Falcon RLHC Hotel Investors, LLC
c/o Shelbourne Capital, LLC
595 E. Lancaster Avenue, Suite 300
Radnor, PA 19087 Attn: Joseph L. Fox
Email: jfox@shelbournecap.com

And with a copy to:	Duane Morris LLP 30 South 17th Street
Philadelphia, PA 19103 Attn: David I. Haas, Esq.

Email: dihaas@duanemorris.com

To Agent:    Pacific Western Bank
5404 Wisconsin Ave, 2nd Floor Chevy Chase, Maryland 20815 Attn: SFB Credit Administration
Email: Sfbcreditadministration@capitalsourcebank.com

With copy to:	Arent Fox LLP 1717 K Street NW
Washington, DC 20006 Attn: David Martin, Esq.
Email: david.martin@arentfox.com

Section 7.2 Reimbursement for Expenses. Borrowers shall pay (on the date of the initial funding of the Loan, and thereafter, as the case may be) all of the following fees, costs, and expenses incurred by Agent, any Lender or Servicer or any of their Affiliates (individually or collectively, as the context may apply, a “Reimbursement Party”): (1) all reasonable out-of- pocket expenses incurred by any Reimbursement Party in connection with the Loan, including, without limitation, all documentation and diligence expenses; all search, appraisal, recording and filing fees and expenses (including, without limitation, UCC filings (and any continuations thereto from time to time), and fees for post-Closing UCC, litigation, lien, and judgment, searches, and updates to title); all reasonable fees related to attorneys, environmental consultants, engineers, appraisers, and other consultants; Other Taxes, directly or indirectly, arising out of the Collateral; wire transfer fees; furnishing all legal opinions by counsel for any Borrower Party; and any other fees, charges or taxes for the negotiation, modification, recording or filing of the Loan Documents (and all modifications, restatements, consents, waivers, or extensions thereto);
(2)all out-of-pocket expenses of any Reimbursement Party in connection with the administration of the Loan, including all reasonable in-house collateral and portfolio management out-of-pocket expenses, costs of travel to any Property for property inspections; audit costs; inspection costs and expenses; attorneys’ fees and any other third party professional fees; and monitoring Borrowers’ ongoing performance of and compliance with the Loan Documents, and (3) all out- of-pocket amounts expended, advanced or incurred by any Reimbursement Party to enforce, protect, or collect payment of the Indebtedness or to enforce any Loan Document, or to defend or assert the rights and claims of any Reimbursement Party under the Loan Documents or with respect to the Collateral by any Proceeding, including all court costs, attorneys’ fees and expenses, fees of auditors, accountants, and investigation expenses, together with interest at the Default Rate from the date of disbursement until the date of reimbursement, all of which shall constitute part of the Loan and shall be secured by the Loan Documents. The parties hereto acknowledge that the reasonable out-of-pocket costs of any in-house counsel (including, for the avoidance of doubt, any hourly-billed legal fees), auditors, or other in-house consultants or employees used for any of the purposes set forth under this Agreement shall be considered a reimbursable expense. All costs and expenses described in this Section 7.2 shall be deemed “Loan Expenses”.

Section 7.3    Indemnity.

(a)Borrowers shall indemnify, defend and hold harmless each Indemnified Person from and against any and all liabilities, obligations, losses, damages, penalties, actions,

judgments, suits, claims, costs, expenses and disbursements of any kind or nature whatsoever, including the reasonable fees and disbursements of counsel for any Indemnified Person, in connection with any Proceeding (whether or not such Indemnified Person shall be designated a party thereto), that may be imposed on, incurred by, or asserted against any Indemnified Person by any Person (other than an Indemnified Person) in any manner, directly or indirectly, arising out of the Properties, the Loan or the Loan Document (collectively, the “Indemnified Liabilities”). Notwithstanding the foregoing, Borrowers shall not have any obligation to an Indemnified Person hereunder to the extent that it is determined, by court of competent jurisdiction in a final nonappealable ruling, that any such Indemnified Liabilities were directly caused by the gross negligence or willful misconduct of such Indemnified Person.

(b)To the extent that the undertaking to indemnify, defend and hold harmless set forth in this Section may be unenforceable because it violates any law or public policy, Borrowers shall pay the maximum portion that it is permitted to pay and satisfy under applicable law to the payment and satisfaction of all Indemnified Liabilities incurred by Agent or any other Indemnified Person. Any amounts payable to any Indemnified Person by reason of the application of this Section shall be payable within ten (10) Business Days of demand and shall bear interest at the Default Rate from the date loss or damage is sustained by any Indemnified Person until paid. The obligations and liabilities of Borrowers under this Section
7.3 shall survive the Term and the exercise by Agent or any Lender of any of their rights or remedies under the Loan Documents.

(c)To the extent Borrowers are obligated, pursuant to any Loan Document, to indemnify, defend, or prosecute any Proceeding in favor of any Indemnified Person, such Indemnified Person shall have the right of full participation in any such Proceeding, with counsel of such Indemnified Person’s choice. Any Indemnified Person may, in its sole discretion, take such actions as it deems necessary and appropriate to investigate, defend or settle any event or other remedial or corrective actions with respect to such event as may be necessary for the protection of such Indemnified Person or Collateral. The parties hereto acknowledge that the use of the words “counsel” herein shall include in-house legal counsel and outside legal counsel. Borrowers shall give notice to Agent and the Lenders of the initiation of all Proceedings prosecuted or required to be defended by any Borrower, or which are subject to Borrowers’ indemnity obligations under any Loan Document, promptly after the receipt by any Borrower of notice of the existence of any such proceeding. As used herein, “Proceeding” shall mean litigation, arbitration, investigative, or administrative proceedings, actions, matters, hearings, whether commenced, threatened, or potential in nature.

Section 7.4 Amendments and Waivers. Any consent or waiver by Agent to or of any term, covenant or condition under the Loan Documents, or of any Default or Event of Default, or failure by Agent to insist upon strict performance by Borrower Party of any term, covenant or condition contained in any Loan Document, shall be effective or binding upon Lenders only if made in writing by Agent; and no such consent, waiver or failure to insist shall be implied from any conduct, course of conduct, or act of Lenders, or any omission by Lenders to take any action with respect thereto. No failure by Lenders to insist upon the strict performance of any covenant, agreement, term or condition of any Loan Document or to exercise any right, power or remedy consequent upon a breach thereof shall constitute a waiver, express or implied, of any such breach or of such covenant, agreement, term or condition. A waiver on any one occasion shall not be construed as a bar to or waiver of any right or remedy on any future occasion. No modification, amendment, extension, discharge, termination or waiver of any provision of any Loan Document shall in any event be effective unless the same shall be in a writing signed by Borrowers.

Section 7.5 Invalid Provisions. If any provision of any Loan Document is held to be illegal, invalid or unenforceable, such provision shall be fully severable; the Loan Documents shall be construed and enforced as if such illegal, invalid or unenforceable provision had never comprised a part thereof; the remaining provisions thereof shall remain in full effect and shall not be affected by the illegal, invalid, or unenforceable provision or by its severance therefrom; and in lieu of such illegal, invalid or unenforceable provision there shall be added automatically as a part of such Loan Document a provision as similar in terms to such illegal, invalid or unenforceable provision as may be possible to be legal, valid and enforceable.

Section 7.6 Loan Agreement Provisions Control over Other Instruments. The provisions of this Agreement shall prevail notwithstanding any contrary provisions in any other Loan Document.

Section 7.7 Approvals; Third Parties; Conditions. Except where otherwise expressly provided in the Loan Documents, in any instance where the approval, consent or the exercise of Agent’s judgment is required, the granting or denial of such approval or consent and the exercise of such judgment shall be (a) within the sole discretion of Agent and/or the Lenders; and (b) deemed to have been given only by a specific writing intended for such purpose executed by Agent. All approval rights retained or exercised by Agent on behalf of the Lenders with respect to leases, contracts, plans, studies and other matters are solely to facilitate Agent’s and/or any Lender’s credit underwriting, and shall not be deemed or construed as a determination that Agent and/or such Lender has passed on the adequacy thereof for any other purpose and may not be relied upon by Borrowers or any other Person. This Agreement is for the sole and exclusive use of Agent, the Lenders, Borrowers and each Guarantor and may not be enforced, nor relied upon, by any Person other than Agent, the Lenders, Borrowers and each Guarantor. All conditions of the obligations of Agent and/or the Lenders hereunder, are imposed solely and exclusively for the benefit of Agent and the Lenders, their successors and assigns, and no other Person shall have standing to require satisfaction of such conditions or be entitled to assume that Agent or any Lender will refuse to make advances in the absence of strict compliance with any or all of such conditions, and no other Person shall, under any circumstances, be deemed to be a beneficiary of such conditions, any and all of which may be freely waived in whole or in part by Agent and/or the Lenders at any time in Agent’s and/or the Lenders’ sole discretion, as the case may be.

Section 7.8 Agent Not in Control; No Partnership. None of the covenants or other provisions contained in this Agreement shall, or shall be deemed to, give Agent the right or power to exercise control over the affairs or management of any Borrower, the power of Agent being limited to the rights to exercise the remedies referred to in the Loan Documents. Borrowers covenant and agree that the relationship between Borrowers and Agent is, and at all times shall remain, solely that of debtor and creditor. No covenant or provision of the Loan Documents is intended, nor shall it be deemed or construed, to create a partnership, joint venture, agency or common interest in profits or income between Agent and Borrowers or to create equity in the Property in Agent. Agent neither undertakes nor assumes any responsibility or duty to Borrowers or to any other Person with respect to the Property or the Loan, except as expressly provided in the Loan Documents; and notwithstanding any other provision of the Loan Documents: (a) Agent is not, and none shall be construed as, a partner, joint venturer, alter ego, manager, controlling person or other business associate or participant of any kind of any Borrower or its stockholders, members, or partners and Agent does not intend to ever assume such status; (b) Agent shall not in any event be liable for any debts, expenses or losses incurred or sustained by any Borrower; and (c) Agent shall not be deemed responsible for or a participant in any acts, omissions or decisions of any Borrower or its stockholders, members, or partners. Agent, on the one hand, and Borrower Parties, on the other hand, disclaim any intention to create any partnership, joint venture, agency or common interest in profits or income between Agent, on the one hand, and Borrower Parties, on the other hand, or to create an equity in the Properties in Agent, or any sharing of liabilities, losses, costs or expenses. The Borrower Parties are experienced in the ownership and operation of properties similar to the Properties, and Borrowers are solely relying upon such expertise and their business plan in connection with the ownership and operation of the Properties. Borrowers are not relying on either Agent or Lender’s expertise, business acumen or advice in connection with the Properties.

Section 7.9 Time of the Essence. Time is of the essence with respect to this Agreement and the other Loan Documents, and each representation, warranty, covenant and condition hereunder and thereunder.

Section 7.10 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, except that
(a)Borrowers may not assign or transfer their rights hereunder or any interest herein or delegate its duties hereunder without the prior written consent of Agent, and (b) Agent and any Lender shall have the right to assign its rights (in whole or in part, whether by operation of law (pursuant to a merger or other successor in interest) or otherwise) hereunder in accordance with this Agreement. Any reference to a Person under the Loan Documents shall be deemed to include such Person’s successors and assigns, to the extent permitted by the terms hereof.

Section 7.11 Renewal, Extension or Rearrangement. All provisions of the Loan Documents shall apply with equal effect to each and all amendments thereof and any Notes hereinafter executed which in whole or in part represent a renewal, extension, increase or rearrangement of the Loan.

Section 7.12 Cumulative Rights. The rights and remedies of Agent and Lenders as provided in the Loan Documents shall be cumulative and concurrent and may be pursued singly, successively or together against any Borrower Party, the Collateral, or any other Persons who are, or may become liable for all or any part of the Obligations, and any other funds, property or security held by Agent for the payment hereof, or otherwise, at the sole discretion of Agent. Failure to exercise any such right or remedy shall in no event be construed as a waiver or release of such rights or remedies, or the right to exercise them at any later time. The right, if any, of Borrowers, and all other Persons, who are, or may become, liable for the Obligations, to plead any and all statutes of limitation as a defense is expressly waived by each and all of such parties to the full extent permissible by law.

Section 7.13 Singular and Plural; Phases; Construction. Wherever the context of any Loan Document may so require, the gender shall include the masculine, feminine and neuter, and the singular shall include the plural and vice versa. When used in the Loan Documents, the phrase “including” (or a word of similar import) shall mean “including, but not limited to,” the phrase “satisfactory to Agent” shall mean “in form and substance satisfactory to Agent in all respects”, and the words “herein,” “hereof,” “hereunder” and other words of similar import shall refer to this Agreement as a whole and not to any particular provision. The Loan Documents shall be construed as though drafted by all of the parties thereto and shall not be construed against or in favor of any party. All accounting terms not otherwise defined herein have the meanings assigned to them in accordance with GAAP as applied on a consistent basis.

Section 7.14 Exhibits; Schedules; and Recitals. The exhibits, schedules, and recitals described in the beginning paragraphs of this Agreement and attached to this Agreement and the other Loan Documents, as applicable, are incorporated herein and therein and shall be considered a part of this Agreement and such other Loan Documents for the purposes stated herein and therein.

Section 7.15 Titles of Articles, Sections and Subsections. All titles or headings to articles, sections, subsections or other divisions of this Agreement and the other Loan Documents or the exhibits hereto and thereto are only for the convenience of the parties and shall not be construed to have any effect or meaning with respect to the other content of such articles, sections, subsections or other divisions, such other content being controlling as to the agreement between the parties hereto.

Section 7.16 Survival. All of the representations, warranties, covenants, and indemnities hereunder and under the other Loan Documents, and any reaffirmation, modification or amendment thereof made in accordance with the terms and conditions of the Loan Documents, shall survive (a) with respect to indemnities only, the repayment in full of the Indebtedness and the release of the Liens securing the Loan, (b) the transfer (by sale, foreclosure, conveyance in lieu of foreclosure or otherwise) of any or all right, title and interest in and to the Property to any Person, whether or not an Affiliate, and (c) in the case of any Lender that may assign any interest in its the Loan in accordance with the terms of this Agreement, the making of such assignment, notwithstanding that such assigning Lender may cease to be a “Lender” hereunder.

Section 7.17 Representation by Legal Counsel. Each Borrower acknowledges that it has been advised by Agent to seek the advice of legal counsel in connection with the negotiation and preparation of the Loan Documents. If any Borrower has chosen not to obtain legal representation, whether due to cost considerations or for other reasons, the lack of such representation shall not furnish Borrowers with any defense to the enforcement of Agent’s rights under the Loan Documents.

Section 7.18    Waiver of Jury Trial

(a)EACH PARTY, TO THE MAXIMUM EXTENT PERMITTED BY LAW, (i) EXPRESSLY, KNOWINGLY AND VOLUNTARILY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM OR CAUSE OF ACTION ARISING UNDER ANY

LOAN DOCUMENT OR IN ANY WAY CONNECTED WITH OR INCIDENTAL TO THE DEALINGS OF THE PARTIES WITH RESPECT TO ANY LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED BY ANY LOAN DOCUMENT, WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE, AND (ii) AGREES AND CONSENTS THAT ANY SUCH CLAIM OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY, AND THAT ANY PARTY TO THIS LOAN AGREEMENT MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION AS WRITTEN EVIDENCE OF THE CONSENTS OF THE PARTIES TO THE WAIVER OF THEIR RESPECTIVE RIGHTS TO TRIAL BY JURY.

(b)If any such claim or cause of action is brought or filed in any United States federal court sitting in the State of California or in any state court of the State of California, and the waiver of jury trial set forth in Section 7.18(a) is determined or held to be ineffective or unenforceable, the parties agree that all claims and causes of action shall be resolved by reference to a private judge sitting without a jury, pursuant to California Code of Civil Procedure Section 638, before a mutually acceptable referee or, if the parties cannot agree, a referee selected by the Presiding Judge of the Los Angeles County, California. Such proceeding shall be conducted in Los Angeles County, California, with California rules of evidence and discovery applicable to such proceeding. If Claims or causes of action are to be resolved by judicial reference, any party may seek from any court having jurisdiction over such Claims or causes of action any prejudgment order, writ or other relief and have such prejudgment order, writ or other relief enforced to the fullest extent permitted by law notwithstanding that all claims and causes of action are otherwise subject to resolution by judicial reference.

Section 7.19    Governing Law.

(a)THIS AGREEMENT IS GOVERNED BY THE LAWS OF THE STATE OF NEW YORK PURSUANT TO NEW YORK GENERAL OBLIGATIONS LAW SECTION 5-1401, WITHOUT GIVING EFFECT TO ITS CHOICE OF LAW PROVISIONS THAT WOULD RESULT IN APPLICATION OF THE LAWS OF A DIFFERENT JURISDICTION. TO THE FULLEST EXTENT PERMITTED BY LAW, BORROWERS HEREBY UNCONDITIONALLY AND IRREVOCABLY WAIVE ANY CLAIM TO ASSERT THAT THE LAW OF ANY OTHER JURISDICTION GOVERNS THIS AGREEMENT.

(b)BY EXECUTION AND DELIVERY OF EACH LOAN DOCUMENT TO WHICH IT IS A PARTY, EACH BORROWER PARTY DOES, AND HEREBY IRREVOCABLY AND UNCONDITIONALLY SUBMITS, FOR ITSELF AND ITS PROPERTY, TO THE NONEXCLUSIVE JURISDICTION OF THE SUPREME COURT OF THE STATE OF NEW YORK SITTING IN NEW YORK COUNTY AND OF THE UNITED STATES DISTRICT COURT OF THE SOUTHERN DISTRICT OF NEW YORK, AND ANY APPELLATE COURT FROM ANY THEREOF, IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT, OR FOR RECOGNITION OR ENFORCEMENT OF ANY JUDGMENT, AND EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY AGREES THAT ALL CLAIMS

IN RESPECT OF ANY SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH NEW YORK STATE OR, TO THE EXTENT PERMITTED BY LAW, IN SUCH FEDERAL COURT. EACH OF THE PARTIES HERETO AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW. NOTHING IN THIS AGREEMENT SHALL AFFECT ANY RIGHT THAT LENDER MAY OTHERWISE HAVE TO BRING ANY ACTION OR PROCEEDING RELATING TO THIS AGREEMENT AGAINST ANY CREDIT PARTY OR ITS PROPERTIES IN THE COURTS OF ANY JURISDICTION.

(c)EACH PARTY TO THIS AGREEMENT IRREVOCABLY CONSENTS TO SERVICE OF PROCESS IN THE MANNER PROVIDED FOR NOTICES IN THIS AGREEMENT.

Section 7.20 Waivers. EACH BORROWER PARTY AGREES THAT IT WILL NOT ASSERT ANY CLAIM, AND HEREBY WAIVES ANY CLAIM, AGAINST AGENT OR ANY OTHER INDEMNIFIED PERSON UNDER ANY LOAN DOCUMENT ON ANY THEORY OF LIABILITY FOR SPECIAL, INDIRECT, CONSEQUENTIAL, INCIDENTAL OR PUNITIVE DAMAGES. BORROWER EXPRESSLY AND UNCONDITIONALLY WAIVES, IN CONNECTION WITH ANY SUIT, ACTION OR PROCEEDING BROUGHT BY AGENT PURSUANT TO ANY LOAN DOCUMENT, ANY AND EVERY RIGHT IT MAY HAVE TO (a) INTERPOSE ANY COUNTERCLAIM THEREIN UNLESS UNDER THE APPLICABLE RULES OF COURT SUCH COUNTERCLAIM MUST BE ASSERTED IN SUCH PROCEEDING, OR (b) HAVE THE SAME CONSOLIDATED WITH ANY OTHER OR SEPARATE SUIT, ACTION OR PROCEEDING UNLESS UNDER THE APPLICABLE RULES OF COURT SUCH SUIT, ACTION OR PROCEEDING MUST BE CONSOLIDATED WITH THE PROCEEDING BROUGHT BY AGENT.

Section 7.21 Entire Agreement. This Agreement and the other Loan Documents embody the entire agreement and understanding among Agent, Lenders and Borrower and supersede all prior agreements and understandings between such parties relating to the subject matter hereof and thereof. Accordingly, the Loan Documents may not be contradicted by evidence of prior, contemporaneous, or subsequent oral agreements of the parties. There are no unwritten oral agreements between the parties.

Section 7.22 Injunctive Relief. Borrower recognizes that in the event Borrower fails to perform, observe or discharge any of its Obligations hereunder or under any of the other Loan Documents, no remedy of law will provide adequate relief to Agent, and agrees that Agent shall be entitled to temporary and permanent injunctive relief in any such case without the necessity of proving actual damages.

Section 7.23 Counterparts. This Agreement may be executed in multiple counterparts, each of which shall constitute an original, but all of which shall constitute one document. Receipt of an executed signature page to this Agreement by facsimile, electronic mail, or other electronic transmission shall constitute effective delivery thereof.

Section 7.24    Joint and Several.

(a)Each Borrower acknowledges that it is jointly and severally liable for all of the Obligations under the Loan Documents. Each Borrower expressly understands, agrees and acknowledges that (i) Borrowers are all Affiliated entities by common ownership, (ii) each Borrower desires to have the availability of one common credit facility instead of separate credit facilities, (iii) each Borrower has requested that Lenders extend such a common credit facility on the terms herein provided, (iv) Lenders will be lending against, and relying on a Lien upon, all of Borrowers’ assets even though the proceeds of the Loan made hereunder may not be advanced directly to a particular Borrower, (v) each Borrower will nonetheless benefit by the making of such Loan by Lenders and the availability of a single credit facility of a size greater than each could independently warrant, (vi) all of the representations, warranties, covenants, obligations, conditions, agreements and other terms contained in the Loan Documents shall be applicable to and shall be binding upon each Borrower and (vii) each Borrower has executed or will execute the Note as a co-maker of the Note and that it would not be able to obtain the credit provided by Lenders hereunder without the financial support provided by the other Borrowers. Each Borrower hereby absolutely and unconditionally guarantees to Agent and Lenders and their respective successors and assigns, the full and prompt payment (whether at stated maturity, by acceleration or otherwise) and performance of, all Obligations owed or hereafter owing to Lenders by each other Borrower. Except as set forth in Section 2.13, each Borrower agrees that its guaranty obligation hereunder is a continuing guaranty of payment and performance and not of collection, that its obligations under this Section 7.24 shall not be discharged until payment and performance, in full, of the Obligations has occurred, and that its obligations under this Section 7.24 shall be absolute and unconditional.

(b)If (i) any court holds that Borrowers are guarantors and not jointly and severally liable as principal obligors or (ii) Bankruptcy Proceedings are instituted by or against any Borrower, then each Borrower hereby: (A) expressly and irrevocably waives, to the fullest extent possible, on behalf of such Borrower, any and all rights at law or in equity to subrogation, reimbursement, exoneration, contribution, indemnification, set off or any other rights that could accrue to a surety against a principal, to a guarantor against a maker or obligor, to an accommodation party against the party accommodated, to a holder or transferee against a maker, or to the holder of a claim against any Person, and which such Borrower may have or hereafter acquire against any Person in connection with or as a result of such Borrower’s execution, delivery and/or performance of this Agreement, or any other documents to which such Borrower is a party or otherwise; (B) expressly and irrevocably waives any “claim” (as such term is defined in the Bankruptcy Code) of any kind against any other Borrower, and further agrees that it shall not have or assert any such rights against any Person (including any surety), either directly or as an attempted set off to any action commenced against such Borrower by Lender or any other Person; and (C) acknowledges and agrees (I) that this waiver is intended to benefit Lender and shall not limit or otherwise affect such Borrower’s liability hereunder or the enforceability of this Agreement, and (II) that Lender and its successors and assigns are intended beneficiaries of this waiver, and the agreements set forth in this Section 7.24 and their rights under this Section 7.24 shall survive payment in full of the Obligations.

(c)EACH BORROWER WAIVES THE FILING OF A CLAIM WITH A COURT IN THE EVENT OF RECEIVERSHIP OR BANKRUPTCY OF ANY BORROWER,

AND WAIVES EVERY DEFENSE, CAUSE OF ACTION, COUNTERCLAIM OR SETOFF WHICH ANY BORROWER MAY NOW HAVE OR HEREAFTER MAY HAVE TO ANY ACTION BY LENDER IN ENFORCING THIS AGREEMENT, INCLUDING, WITHOUT LIMITATION, EVERY DEFENSE, COUNTERCLAIM OR SETOFF WHICH SUCH BORROWER MAY NOW HAVE, OR HEREAFTER MAY HAVE, AGAINST ANOTHER BORROWER OR ANY OTHER PARTY LIABLE AS LENDER IN ANY MANNER. AS FURTHER SECURITY, ANY AND ALL DEBTS AND LIABILITIES NOW OR HEREAFTER ARISING AND OWING TO ANY BORROWER BY ANY OTHER BORROWER, OR TO ANY OTHER PARTY LIABLE TO LENDER, ARE HEREBY SUBORDINATED TO LENDER’S CLAIMS AND UPON THE OCCURRENCE OF AN EVENT OF DEFAULT ARE ASSIGNED TO LENDER. EACH BORROWER RATIFIES AND CONFIRMS WHATEVER LENDER MAY DO PURSUANT TO THE TERMS HEREOF, AND AGREES THAT LENDER SHALL NOT BE LIABLE FOR ANY ERROR IN JUDGMENT OR MISTAKES OF FACT OR LAW. EACH BORROWER HEREBY AGREES THAT IT MAY BE JOINED AS A PARTY DEFENDANT IN ANY LEGAL PROCEEDING (INCLUDING, BUT NOT LIMITED TO, A FORECLOSURE PROCEEDING) INSTITUTED BY LENDER AGAINST ANY OTHER BORROWER.

Section 7.25    Assignments, Participations, and Syndications.

(a)Each Lender may (at the sole cost of such Lender) at any time assign all or a portion of its rights and delegate all or a portion of its obligations under the Loan Documents (including all its rights and obligations with respect to the Loan) to one or more Persons (a “Transferee”). There shall be no limitation or restriction on any Lender’s ability to assign, pledge or otherwise transfer any Note or other Obligation. The Transferee and such Lender shall execute such loan assignment and assumption documentation as may be required by Lender, which shall be in form and substance reasonably acceptable to Lender in its discretion. Upon such transfer, (i) the Transferee thereunder shall be a party hereto and, have the same rights, benefits and obligations as it would if it were a Lender hereunder, (ii) the assigning Lender shall be relieved of its obligations hereunder with respect to its Pro Rata Share of the Loan or the assigned portion thereof, as the case may be. Borrowers hereby acknowledge and agree that any assignment will give rise to a direct obligation of Borrowers to the Transferee and that the Transferee shall be considered to be a “Lender” hereunder.

(b)Lender (at the sole cost of Lender) may at any time sell participations in all or any part of its rights and obligations under this Agreement and the other Loan Documents (including all its rights and obligations with respect to the Loan) to one or more Persons (each, a “Participant”). In the event of any such sale by Lender of a participation to a Participant, (i) Lender’s obligations under this Agreement to the other parties to this Agreement shall remain unchanged, (ii) Lender shall remain solely responsible for the performance thereof, (iii) Lender shall remain the holder of the Loan (and any Note evidencing the Loan) for all purposes under this Agreement and the other Loan Documents, (iv) Borrowers (and any other party to the Loan Documents) shall continue to deal solely and directly with Lender in connection with Lender’s rights and obligations under this Agreement and the other Loan Documents, and (v) all amounts payable pursuant to Agreement by Borrowers hereunder shall be determined as if Lender had not sold such participation. Any agreement pursuant to which Lender shall sell any such participation shall provide that Lender shall retain the sole right and responsibility to exercise Lender’s rights and enforce Lender’s obligations hereunder, including the right to consent to any amendment, supplement, modification or waiver of any provision of this Agreement or any of the other Loan Documents. Borrowers hereby acknowledge and agree that the Participant under each participation shall, solely for the purposes of any indemnity obligations of Borrowers hereunder, be considered to be a “Lender” hereunder, and Borrowers agree to use commercially reasonable efforts to assist Lender in assigning or selling participations in all or any part of the Loan made by any Lender to another Person identified by such Lender. In connection with the obligations of Borrowers in the immediately preceding sentence, Borrowers shall pay to PacWest costs incurred by PacWest in an amount not to exceed $50,000, within five (5) Business Days of written demand, in connection with the participation to Jeffries LoanCore LLC on or about the Closing Date, provided, that Borrower shall not be obligated to pay any costs of any Lender in connection with any other participation.

(c)Agent, on behalf of Borrowers, shall maintain at its address set forth herein a copy of any documentation entered into in connection with a transfer of the Loan by a Lender and a written or electronic register (the “Register”) for the recordation of the names and addresses of the Lenders and the Advances made by, and the principal amount of the Loan owing to, and the Notes evidencing the Loan owned by, each Lender from time to time. Borrowers and the Agent shall treat each Person whose name is recorded in the Register as the owner of the Loan, the Notes and the Advances recorded therein for all purposes of this Agreement. The Register shall be available for inspection by Borrowers or any Lender at any reasonable time and from time to time upon reasonable prior notice.

(d)Notwithstanding anything in this Agreement to the contrary, no assignment under Section 7.25(a) of any rights or obligations under or in respect of the Loan or the Notes evidencing the Loan shall be effective unless and until Agent shall have recorded the assignment pursuant to Section 7.25(c) and give notice of such acceptance to such Lender. Agent shall promptly record any such transfer of a Lender’s interests in the Loan in the Register. On or prior to such effective date, the assigning Lender shall surrender any outstanding Notes held by it, all or a portion of which are being assigned, and Borrowers, at their own expense, shall, upon the request of Agent by the assigning Lender or the Transferee, as applicable, execute and deliver to Agent, within five (5) Business Days of any request, new Notes substantially in the form of the original Note executed by Borrower on the Closing Date with changes as required to reflect the interest held by the assigning Lender and its Transferee.

(e)Except as otherwise provided in this Section 7.25 Lender shall not, as between Borrower Parties and Lender, be relieved of any of its obligations hereunder as a result of any sale, assignment, transfer or negotiation of, or granting of participation in, all or any part of the Loan or other Obligations owed to Agent and Lenders. Lender may furnish any information concerning Borrower Parties in the possession of Lender from time to time to assignees and participants (including prospective assignees and participants), subject to confidentiality requirements hereunder.

(f)	Notwithstanding any other provision set forth in this Agreement:

(i)Lender may at any time create a security interest in all or any portion of its rights under this Agreement, including, without limitation, the Loan owing to it and the Notes held by it and the other Loan Documents and Collateral.

(ii)(A) Lender and its Affiliates shall not be required to execute and deliver any documentation in connection with any transaction involving its Affiliates or lenders, (B) no lender to or funding or financing source of Lender or its Affiliates shall be considered a Transferee, (C) there shall be no limitation or restriction on Lender’s ability to assign or otherwise transfer any Loan Document to any such Affiliate or lender or funding or financing source, and (D) there shall be no limitation or restriction on such Affiliates’ or lenders’ or financing or funding sources’ ability to assign or otherwise transfer any Loan Document, Loan, Note or Obligation (or any of its rights thereunder or interest therein).

(g)The Loan Documents shall inure to the benefit of Agent, Lenders, any Transferee, Participant (to the extent expressly provided herein only) and all future holders of the Notes, the Obligations and/or any of the Collateral, and each of their respective successors and permitted assigns. Each Loan Document shall be binding upon the Persons other than Agent that are parties thereto and their respective successors and assigns, and no such Person may assign, delegate or transfer any Loan Document or any of its rights or obligations thereunder without the prior written consent of Agent. No rights are intended to be created under any Loan Document for the benefit of any third party donee, creditor or incidental beneficiary of Borrowers. Nothing contained in any Loan Document shall be construed as a delegation to Lender of any other Person’s duty of performance. Borrowers acknowledge and agree that Lender at any time and from time to time may (i) divide and reissue (without substantive changes other than those resulting from such division) the Notes, and/or (ii) sell, assign or grant participating interests in or transfer all or any part of its rights or obligations under any Loan Document, Note, the Obligations and/or the Collateral to other Persons, in each case on the terms and conditions provided herein. Each Transferee and Participant shall have all of the rights, obligations and benefits with respect to the Obligations, Notes, Collateral and/or Loan Documents held by it as fully as if the original holder thereof; provided, that, notwithstanding anything to the contrary in any Loan Document, Borrowers shall not be obligated to pay under this Agreement to any Transferee or Participant any sum in excess of the sum which it would have been obligated to pay to Agent had such participation not been effected. Lender may disclose to any Transferee or Participant all information, reports, financial statements, certificates and documents obtained under any provision of any Loan Document; provided, that Transferees and Participants shall be subject to the confidentiality provisions contained herein that are applicable to Lender. Borrowers shall, at Borrowers’ sole cost and expense, execute and deliver to Lender such documents, instruments, certificates, assignments and other writings, and do such other acts necessary or desirable, to consummate the actions contemplated by this Section 7.25.

(h)Any Lender may assign or pledge all or any portion of the Loans or Notes held by it to any Federal Reserve Bank, Federal Home Loan Bank or the United States Treasury as collateral security to secure obligations of such Lender, including without limitation, any assignment or pledge pursuant to Regulation A of the Board of Governors of the Federal Reserve System and any Operating Circular issued by such Federal Reserve Bank, provided, that any payment in respect of such assigned Loans or Notes made by Borrower to or for the account of the assigning or pledging Lender in accordance with the terms of this Agreement shall satisfy Borrowers’ obligations hereunder in respect to such assigned Loans or Notes to the extent of such payment. No such assignment shall release the assigning Lender from its obligations hereunder.

Section 7.26 Limitation on Liability of Agent’s and Lenders’ Members, Employees, etc. Any obligation or liability whatsoever of Agent or any Lender which may arise at any time under this Agreement or any other Loan Document shall be satisfied, if at all, out of Agent’s or such Lender’s assets only. No such obligation or liability shall be personally binding upon, nor shall resort for the enforcement thereof be had to, the property of Agent’s or such Lender’s members, shareholders, directors, officers, employees or agents, regardless of whether such obligation or liability is in the nature of contract, tort or otherwise.

Section 7.27    Confidentiality and Publicity.

(a)Borrowers and Agent hereby agree that either party or any Affiliate thereof may (i) disclose a general description of transactions arising under the Loan Documents for advertising, marketing or other similar purposes and (ii) use any Borrower Party’s name, logo or other indicia germane to such party in connection with such advertising, marketing or other similar purposes. Each Borrower agrees, and agrees to cause each of its Affiliates, except as required by law (including, without limitation, any filing by RLH) (i) not to transmit or disclose any provision of any Loan Document to any Person (other than to any Borrower’s advisors and officers on a need-to-know basis) without Agent’s prior written consent, (ii) to inform all Persons of the confidential nature of the Loan Documents and to direct them not to disclose the same to any other Person and to require each of them to be bound by these provisions and (iii) not to use Agent’s name (or the name of any of Agent’s Affiliates) in connection with any press releases or such similar purposes without Agent’s prior written consent.

(b)Agent and Borrowers shall exercise commercially reasonable efforts to maintain in confidence, in accordance with its customary procedures for handling confidential information, all written nonpublic information of any party to any Loan Document that any party to any Loan Document furnishes on a confidential basis (“Confidential Information”), other than any such Confidential Information that becomes generally available to the public or becomes available to Agent or Borrowers from a source other than a party to a Loan Document and that is not known to such recipient to be subject to confidentiality obligations; provided, that Agent, Borrowers and their respective Affiliates shall have the right to disclose Confidential Information to: (i) any Borrower Party or its Affiliates, (ii) such Person’s Affiliates; (iii) such Person’s or such Person’s Affiliates’ lenders, funding or financing sources;
(iv)such Person’s or such Person’s Affiliates’ directors, officers, trustees, partners, members, managers, employees, agents, advisors, representatives, attorneys, equity owners, professional consultants, portfolio management services and rating agencies; (v) any Person to whom Agent offers or proposes to offer to sell, assign or transfer the Loan or any part thereof or any interest or participation therein; (vi) any Person that provides statistical analysis and/or information services to Agent or its Affiliates; or (vii) any Governmental Authority to which Agent is subject at the request or pursuant to any requirement of such Governmental Authority, or in connection with an examination of Agent by any such Governmental Authority; and any Person (A) to the extent required by applicable law, (B) in response to any subpoena or other legal process or informal investigative demand, or (C) in connection with any Proceeding.

Section 7.28 Estoppel Certificates. Within ten (10) Business Days after Agent’s request therefor, Borrowers shall deliver a duly acknowledged written statement setting forth the amount of the Indebtedness, stating whether any setoffs or defenses exist and the specific nature thereof, and attesting to such other matters with respect to the Loan Documents, or any Indebtedness, which Agent may request. Failure of Borrowers to execute, acknowledge and return such statement within the time period herein specified shall be deemed an admission by Borrowers that the information contained in the statement is true and correct. Borrowers acknowledge that any such statement may be relied upon by any transferee or assignee of Agent, or any other Person participating in the Loan or the Loan Documents.

Section 7.29 Retention of Servicer. Agent reserves the right to retain a servicer (a “Servicer”) selected by Agent to service the Loan, including any “master servicer” or “special servicer” appointed under the terms of any pooling and servicing agreement or similar agreement entered into as a result of a securitization. Such Servicer shall act as its agent hereunder with such powers as are specifically delegated to the Servicer by it, whether pursuant to the terms of this Agreement, any pooling and servicing agreement or similar agreement entered into as a result of a securitization or otherwise, together with such other powers as are reasonably incidental thereto. Borrowers shall pay any reasonable fees and expenses of the Servicer including, without limitation, fees for portfolio management, capital analytics fees and other Servicer related fees.

Section 7.30    Taxes.

(a)Subject to Section 7.30(f), any and all payments by or on account of any obligations of Borrowers to Lenders under this Agreement or any other Loan Document shall be made free and clear of, and without deduction or withholding for, any and all present or future taxes, levies, imposts, deductions, charges or withholdings, and all liabilities with respect thereto (including penalties, interest and additions to tax), imposed by any Governmental Authority, excluding, in the case of Lenders, (i) such taxes (including income taxes or franchise taxes) as are imposed on or measured by gross receipts, the net income, overall receipts or total capital of Lenders by the jurisdiction in which such Lender is organized or maintains a lending office or any political subdivision thereof, and (ii) any branch profits taxes imposed by the United States of America (all such non-excluded taxes, levies, imposts, deductions, charges, withholdings and liabilities being referred to specifically for purposes of this Section 7.30 as “Covered Taxes”).

(b)In addition, Borrowers shall pay to the relevant Governmental Authority any present or future stamp or documentary taxes or any other excise, transfer, or property taxes, charges or similar levies which arise from any payment made hereunder or from the execution, delivery or registration of, or otherwise with respect to, this Agreement or any other Loan Document (hereinafter referred to as “Other Taxes”).

(c)Subject to Section 7.30(f), Borrowers shall indemnify and hold harmless Lenders for the full amount of any and all Covered Taxes or Other Taxes (including any Covered Taxes or Other Taxes imposed by any jurisdiction on amounts payable under this Section 7.30) paid or payable by Lenders and any liability (other than any penalties, interest, additions, and expenses that accrue both (i) after the 180th day after the receipt by Lenders of written notice of the assertion of such Covered Taxes or Other Taxes and (ii) before the date that such Lender provides Borrowers with a certificate relating thereto pursuant to Section 7.30(i)) arising therefrom or with respect thereto, whether or not such Covered Taxes or Other Taxes were correctly or legally asserted by the relevant Governmental Authority. Payments under this indemnification shall be made within ten (10) Business Days after the date Agent makes written demand therefor.

(d)If Borrowers shall be required by applicable law to deduct or withhold any Covered Taxes or Other Taxes from or in respect of any sum payable hereunder to Lenders, then, subject to Section 7.30(f):

(i)the sum payable shall be increased to the extent necessary so that after making all required deductions (including deductions applicable to additional sums payable under this Section 7.30), each Lender receives an amount equal to the sum it would have received had no such deductions been made;

(ii)	Borrowers shall make such deductions; and

(iii)Borrowers shall pay the full amount deducted to the relevant Governmental Authority in accordance with applicable law.

(e)Within ten (10) Business Days after the date of any payment by Borrowers of Covered Taxes or Other Taxes to a Governmental Authority, Borrowers shall furnish to Agent the original or a certified copy of a receipt evidencing payment thereof, or other evidence of payment satisfactory to Agent.

(f)Borrowers will not be required to pay any additional amounts in respect of any income tax pursuant to Section 7.30(d) to Lenders or to indemnify Lenders pursuant to Section 7.30(c) to the extent that (i) the obligation to withhold amounts with respect to United Stated Federal income tax existed on the date Lenders became a party to this Agreement or, with respect to payments to a lending office newly designated by such Lender (a “New Lending Office”), the date such Lender designated such New Lending Office with respect to the applicable Loan; provided, however, that this clause (i) shall not apply to the extent the additional amounts Lenders (or any assignee therefrom) through a New Lending Office, would be entitled to receive (without regard to this clause (i)) do not exceed the additional amounts that the Person making the transfer, or Lenders (or such assignee) making the designation of such New Lending Office, would have been entitled to receive in the absence of such transfer or designation; or (ii) the Internal Revenue Service has determined (which determination shall be final and nonappealable) that such Lender is treated as a “conduit entity” within the meaning of Treasury Regulation Section 1.881-3 or any successor provision; provided, however, nothing contained in this clause (ii) shall preclude the payment of additional amounts or indemnity payments by Borrowers to the person for whom the “conduit entity” is acting.

(g)If Borrowers are required to pay additional amounts to or for the account of Lenders pursuant to this Section 7.30, then Lenders shall use their reasonable efforts (consistent with legal and regulatory restrictions) to file any certificate or document reasonably requested by Borrowers or to designate a lending office from a different jurisdiction (if such a lending office exists) so as to eliminate or reduce any such additional payments by Borrowers which may accrue in the future if such filing or changes, in the reasonable judgment of Lenders, would not require Lenders to disclose information Lenders deem confidential and is not otherwise disadvantageous to Lenders.

(h)If a Lender, in its reasonable judgment, receives a refund of any Covered Taxes or Other Taxes as to which it has been indemnified by Borrowers or with respect to which Borrowers have paid additional amounts pursuant to this Section 7.30 it shall promptly pay to Borrowers an amount equal to such refund (but only to the extent of indemnity payments made, or additional amounts paid, by Borrowers under this Section 7.30 with respect to the Covered Taxes or Other Taxes giving rise to such refund) and any interest paid by the relevant Governmental Authority with respect to such refund, provided, that Borrowers, upon the request of such Lender, shall repay the amount paid over to Borrowers (plus any penalties, interest or other charges imposed by the relevant Governmental Authority) to such Lender in the event such Lender is required to repay the applicable refund to such Governmental Authority.

(i)Lenders, if claiming reimbursement or compensation pursuant to this Section 7.30, shall deliver to Borrowers a certificate setting forth in reasonable detail the amount payable to Lenders hereunder and such certificate shall be conclusive and binding on Borrower in the absence of manifest error.

(j)The agreements and obligations of Borrowers in this Section 7.30 shall survive the payment of all other Obligations.

Section 7.31 Refinancing Right of First Offer. Agent shall have the right to provide the first offer with respect to refinancing proposals for all of the Properties. Each Borrower agrees to provide Agent with a financing package prior to delivering such package to any other lender. Agent shall have ten (10) days after receipt of such package to provide a refinancing proposal. Notwithstanding the foregoing, the Borrowers acknowledges that Agent is under no obligation whatsoever to make or match any proposal to the Borrowers on any specific terms and conditions, and Agent acknowledges that Borrower is under no obligation whatsoever to accept any proposal to Borrowers. Agent’s rights under this Section 7.31 shall be void and of no further force and effect upon repayment of the Loan so long as Agent first shall have had the opportunity to exercise its rights under this Section 7.31.

ARTICLE 8 ADMINISTRATIVE AGENT.
Section 8.1 Appointment and Authorization. The Lenders hereby designate and appoint, and Borrowers hereby acknowledge and consent to the designation and appointment of, PacWest as agent of the Lenders under the Loan Documents, and authorizes PacWest (and any successor thereto designated in accordance with the provisions hereof), as agent for the benefit of the Lenders, to take such action on its behalf under the provisions of the Loan Documents and to exercise such powers and perform such duties as are expressly delegated to Agent by the terms of this Agreement and the Loan Documents, together with such other powers as are reasonably incidental thereto. Notwithstanding any provision to the contrary elsewhere in this Agreement, Agent shall not have any duties or responsibilities, except those expressly set forth herein, or any fiduciary relationship with any Lender or Borrowers, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into this Agreement or otherwise exist against Agent. Each Lender hereby agrees that any action taken by Agent in accordance with the provisions of this Agreement shall be authorized and binding upon all of the Lenders. Nothing herein shall be construed to deem the Agent a trustee or fiduciary for any Lender or to impose on the Agent any fiduciary duty or other duties or obligations other than those expressly provided for herein. Without limiting the generality of the foregoing, the use of the terms “Agent”, “agent” and similar terms in this Agreement or any of the Loan Documents with reference to the Agent is not intended to connote any fiduciary or other implied (or express) obligations arising under agency doctrine of any applicable law. Instead, use of such terms is merely a matter of market custom, and is intended to create or reflect only an administrative relationship between independent contracting parties.

Section 8.2 Agent to act as Agent. The Agent shall deliver to each Lender, promptly upon receipt thereof by the Agent, copies of each of the financial statements, certificates, notices and other documents delivered to the Agent pursuant to Section 5.10 of this Agreement. The Agent will also furnish to any Lender, upon the request of such Lender, a copy (or, where appropriate, an original) of any document, instrument, agreement, certificate or notice furnished to the Agent by Borrowers, any Borrower Party or any Affiliate, pursuant to this Agreement or any other Loan Document not already delivered to such Lender pursuant to the terms of this Agreement or any such other Loan Document. Payments received by Agent with respect to the Loan shall be held in trust for the benefit of the Lenders in accordance with their respective interests under this Agreement (but without creating any fiduciary or other obligations on the part of the Agent except as otherwise expressly set forth in this Agreement). As to any matters not expressly provided for by the Loan Documents (including, without limitation, enforcement or collection of any of Borrowers’ obligations thereunder), Agent shall, except as otherwise provided in Article 8 or any other provisions of this Agreement, be required to act or to refrain from acting upon the instructions of the applicable Lenders, and such instructions shall be binding upon all Lenders and all holders of any of the obligations of Borrowers; provided, however, that, notwithstanding anything in this Agreement to the contrary, the Agent shall not be required to take any action which is contrary to this Agreement or any other Loan Document or Legal Requirements or which would subject Agent to any criminal liability or material civil liability. Without limiting the foregoing, no Lender shall have any right of action whatsoever against the Agent as a result of the Agent acting or refraining from acting under this Agreement, the other Loan Documents, in accordance with the instructions of the applicable Lenders, or where applicable, all the Lenders. All payments or other sums received by PacWest in its capacity as Agent under the Loan shall not constitute property or assets of PacWest and shall be held by PacWest, solely in its capacity as Agent for itself and the other Lenders, subject to the Loan Documents, any separate agreement between Agent and the Lenders and the provisions of this Agreement. Each of the Lenders agrees that it shall not, unless specifically requested to do so by the Agent, take or cause to be taken any action to enforce its rights under any of the Loan

Documents against any Borrower Party, including the commencement of any legal or equitable proceedings, to foreclose any lien on, or otherwise enforce any security interest in, any of the Collateral.

Section 8.3 Agent’s Reliance, Etc. Notwithstanding any other provisions of this Agreement or any other Loan Documents, neither the Agent nor any of its directors, officers, agents, employees or counsel shall be liable for any action taken or not taken by it under or in connection with this Agreement or any other Loan Document, except for the Agent’s own gross negligence or willful misconduct in connection with its obligations expressly set forth herein or therein, as determined by a court of competent jurisdiction in a final, non-appealable judgment. Without limiting the generality of the foregoing, the Agent: may consult with legal counsel (including its own counsel or counsel for any Borrower Party), independent public accountants and other experts selected by it and shall not be liable for any action taken or omitted to be taken in good faith by it in accordance with the advice of such counsel, accountants or experts. Neither the Agent nor any of its directors, officers, agents, employees or counsel: (a) makes any warranty or representation to any Lender or any other Person and shall be responsible to any Lender or any other Person for any recitals, statement, warranty or representation made or deemed made by any Borrower Party or any other Person in or in connection with this Agreement or any other Loan Document; (b) shall have any duty to ascertain or to inquire as to the performance or observance of any of the terms, covenants or conditions of this Agreement or any other Loan Document or the satisfaction of any conditions precedent under this Agreement or any Loan Document on the part of Borrowers or other Persons or inspect the property, books or records of Borrowers or any other Person; (c) shall be responsible to any Lender for the due execution, legality, validity, enforceability, genuineness, sufficiency or value of this Agreement or any other Loan Document, any other instrument, certificate, report or document furnished pursuant thereto or any Collateral covered thereby or the perfection or priority of any Lien in favor of the Agent on behalf of the Lenders in any such Collateral; (d) shall have any liability in respect of any recitals, statements, certifications, representations or warranties contained in any of the Loan Documents or any other document, instrument, agreement, certificate or statement delivered in connection therewith; and (e) shall incur any liability under or in respect of this Agreement or any other Loan Document by acting upon any notice, consent, certificate or other instrument or writing (which may be by telephone, telecopy or electronic mail) reasonably believed by it to be genuine and signed, sent or given by the proper party or parties. The Agent may execute any of its duties under the Loan Documents by or through agents, employees or attorneys-in-fact and shall not be responsible for the negligence or misconduct of any agent or attorney-in-fact that it selects in the absence of gross negligence or willful misconduct.

Section 8.4 Indemnification of Agent. Regardless of whether the transactions contemplated by this Agreement and the other Loan Documents are consummated, each Lender agrees to indemnify the Agent (to the extent not reimbursed by Borrowers and without limiting the obligation of Borrowers to do so) pro rata in accordance with such Lender’s respective Pro Rata Share, from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever which may at any time be imposed on, incurred by, or asserted against the Agent (in its capacity as Agent or in its capacity as the entity named as “Lender” under any Loan Document, but not in its capacity as an individual “Lender” under this Agreement) in any way relating to or arising out of the Loan Documents, any transaction contemplated hereby or thereby or any action taken or omitted by the Agent under the Loan Documents (collectively, “Indemnifiable Amounts”); provided, however, that no Lender shall be liable to Agent for any portion of such Indemnifiable Amounts to the extent resulting from Agent’s gross negligence or willful misconduct as determined by a court of competent jurisdiction in a final, non-appealable judgment provided, however, that no action taken in accordance with the directions of the applicable Lenders pursuant to any agreement between Agent and Lenders shall be deemed to constitute gross negligence or willful misconduct for purposes of this Section 8.4. Without limiting the generality of the foregoing, each Lender agrees to reimburse the Agent (to the extent not reimbursed by Borrowers and without limiting the obligation of Borrowers to do so) within two
(2) Business Days after receipt of written demand from Agent for its Pro Rata Share of any out- of-pocket expenses (including the reasonable fees and expenses of the counsel to the Agent) incurred by the Agent in connection with the Loan or any Collateral, including, without limitation, in connection with the preparation, negotiation, execution, administration, or enforcement (whether through negotiations, legal proceedings, or otherwise) of, or legal advice with respect to the rights or responsibilities of the parties under, the Loan Documents, any suit or action brought by the Agent to enforce the terms of the Loan Documents and/or collect any obligation of Borrowers hereunder, any “lender liability” suit or claim brought against the Agent and/or the Lenders, and any claim or suit brought against the Agent and/or the Lenders arising under any Hazardous Materials Laws (whether before or after the foreclosure of any Collateral). Such out–of–pocket expenses (including counsel fees) shall be advanced by the Lenders on the request of the Agent notwithstanding any claim or assertion that the Agent is not entitled to indemnification hereunder upon receipt of an undertaking by the Agent that the Agent will reimburse the Lenders if it is actually and finally determined by a court of competent jurisdiction that the Agent is not so entitled to indemnification. If Borrowers shall reimburse the Agent for any Indemnifiable Amount following payment by any Lender to the Agent in respect of such Indemnifiable Amount pursuant to this Section 8.4, the Agent shall share such reimbursement on a ratable basis with each Lender making any such payment based on each Lender’s Pro Rata Share.

Section 8.5 Removal and Resignation. Agent may resign at any time as Agent under the Loan Documents by giving written notice thereof to the Lenders and Borrowers. Subject to the provisions of the last sentence in this Section 8.5 in the event of a material breach of any of its obligations in this Agreement by the Agent and the failure to cure same within fifteen (15) days after it receives written notice of such material breach, the Agent may be removed as Agent under the Loan Documents pursuant to the terms of any agreement between Agent and the Lenders upon thirty (30) day’s prior notice. Upon any such resignation or removal, the applicable Lenders shall have the right to appoint a successor Agent. Any such successor Agent shall be either (a) a Lender or (b) a Person meeting the qualifications of a permitted Lender assignee. If no successor Agent shall have been so appointed in accordance with the immediately preceding sentence, and shall have accepted such appointment, within thirty (30) days after the current Agent’s removal or giving of notice of resignation as described above, then the current Agent may, on behalf of the Lenders, appoint a successor Agent, which shall be a Lender, if any Lender shall be willing to serve. Upon the acceptance of any appointment as Agent hereunder by a successor Agent, such successor Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the current Agent, and the current Agent shall be discharged from its duties and obligations under the Loan Documents. After any Agent’s resignation or removal hereunder as Agent, the provisions of this Agreement shall continue to inure to its benefit as to any actions taken or omitted to be taken by it while it was Agent under the Loan Documents. Notwithstanding anything contained herein to the contrary, the Agent may assign its rights and duties under the Loan Documents to any of its Affiliates, and after such assignment, Agent shall promptly thereafter give written notice to Borrowers and each Lender. If Agent becomes obligated under the terms of this Agreement to take or not take an action at the direction of the Lenders pursuant to a separate agreement which Agent for any reason does not want to execute, then, notwithstanding anything to the contrary contained in this Agreement, Agent shall have the right to resign as Agent prior to taking or not taking such action, whether or not any other Lender is willing to serve as Agent, provided, that Agent gives the other Lenders at least five (5) Business Days prior notice of such resignation; in such event the appointment of a new Agent shall become effectively immediately upon written notice of such appointment to the previous Agent, Borrowers and the Lenders.

Section 8.6 Notice of Defaults. Agent shall not be deemed to have knowledge or notice of the occurrence of any Default or Event of Default under the Loan Documents (other than nonpayment of principal of or interest on the Loan) unless Agent has actual knowledge thereof or Agent has received notice in writing from a Lender or Borrowers referring to this Agreement or the other Loan Documents, describing such event or condition and expressly stating that such notice is a notice of an Event of Default.

Section 8.7 Expenses. Any Protective Advances and Approved Expenses funded by Agent or Lenders shall be deemed part of the Indebtedness and Borrower shall reimburse Agent within five (5) Business Days after the date written demand by Agent is received by the Lenders. Agent shall have the right, but not the obligation, to incur such Protective Advances and Approved Expenses prior to reimbursement therefor by the Lenders.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

BORROWERS:

RL VENTURE HOLDING LLC,
a Delaware limited liability company

By: /s/ Thomas L. McKeirnan
Name: Thomas L. McKeirnan
Title: Executive Vice President

RL BEND, LLC, RL BOISE, LLC,
RL COOS BAY, LLC, RL EUREKA, LLC, RL OLYMPIA, LLC, RL PASCO, LLC,
RL PORT ANGELES, LLC, RL POST FALLS, LLC,
RL REDDING, LLC, RL RICHLAND, LLC, RL SALT LAKE, LLC, RL SPOKANE, LLC,
each a limited liability company

By: /s/ Thomas L. McKeirnan
Name: Thomas L. McKeirnan
Title: Executive Vice President

[SIGNATURE PAGE TO LOAN AGREEMENT]

AGENT AND LENDER:

PACIFIC    WESTERN BAN K,
a California state-chartered bank

By: /s/ Jason Schwartz
Name: Jason Schwartz
Title: SVP, Managing Director

[SIGNATURE PAGE TO LOAN AGREEMENT]

EXHIBIT A

Legal Description

See Attached

EXHIBIT A-1

Legal Description for Bend Property

LEGAL DESCRIPTION: Real property in the County of Deschutes, State of Oregon, described as follows:

LOTS 1 THROUGH 12 IN BLOCK 3 OF WIESTORIA, CITY OF BEND, DESCHUTES COUNTY, OREGON. TOGETHER WITH THAT PORTION OF A VACATED ALLEY WHICH INURED THERETO UPON THE VACATION THEREOF, BY ORDINANCE NO-850, RECORDED JULY 8, 1971 IN BOOK 176, PAGE 956 OF DESCHUTES COUNTY DEED RECORDS.

EXCEPTING THEREFROM THAT PORTION OF SAID LOTS 6 AND 7 IN BLOCK 3, CONVEYED TO THE CITY OF BEND BY WARRANTY DEED RECORDED MARCH 09, 2000 IN INSTRUMENT NO. 2000-9063 AND INSTRUMENT NO. 2000-9064.

EXHIBIT A-2

Legal Description for Boise Property

LEGAL DESCRIPTION: Real property in the County of Ada, State of Idaho, described as follows: Parcel A:
Parcel I:

All of Lots 1 and 2 in Block 40 and all of Block 41 of Fairview Addition, according to the plat thereof, filed in Book 2 of Plats at Page 73, Records of Ada County, Idaho, and all of Block 40-A Citizens Right- Of-Way, according to the plat thereof, filed in Book 7 of Plats at Page 341, and a portion of Lots 1 and 2 in Block 10 and all of Lots 11, 12, 13 and 14 in Block 9 of McCarty's Second Addition, according to the plat thereof, filed in Book 2 of Plats at Page 85, Records of Ada County, Idaho, and the vacated streets and alley included within the boundaries thereof, more particularly described as follows:

Beginning at the intersection of the Easterly boundary of 22nd Street and Northerly boundary of Fairview Avenue, being the Southwest corner of Block 41 of Fairview Addition, said point being The True Point Of Beginning; thence
North 0°00'00" East 350.16 feet along the Easterly boundary of said 22nd street to a point on the Southerly boundary of Main Street; thence
North 89°59'20" East 157.99(8) feet along the said Southerly boundary of Main Street to a point; thence South 89°50'40" East 157.98(151.50) feet along the said Southerly boundary of Main Street to a point; thence
South 54°50'40" East 57.50 feet along the said Southerly boundary of Main Street to a point; thence South 1°57'20" West 192.00 feet to a point, said point being the Southeast corner of said Lot 14 in Block 9 of said McCarty's Second Addition; thence
North 88°02'40" West 230.08 feet to a point; thence South 2°53'20" West 136.32 feet to a point on the Northerly boundary of said Fairview Avenue; thence
North 88°13'50" West 113.20 feet along the said Northerly boundary of said Fairview Avenue to the Point Of Beginning.

Parcel II:

Lots 9 and 10 in Block 9 of McCarty's Second Addition, according to the plat thereof, filed in Book 2 of Plats at Page 85, Official Records.

Except Therefrom that portion of said Lot 10, more particularly described as follows:

Commencing at the Northwest corner of said Lot 10, said point being the True Point Of Beginning; thence

South 88°02'40" East 20.00 feet along the Northerly boundary of said Lot 10 to a point; thence South 46°57'20" West 28.28 feet to a point on the Westerly boundary of said Lot 10; thence North 1°57'20" East 20.00 feet along the said Westerly boundary of said Lot 10 to the Point Of Beginning.

Also Except a parcel of land for public right-of-way being a portion of Lots 9 and 10 of Block 9 of McCarty's Second Addition, a subdivision according to the plat thereof, filed in Book 2 of Plats at Page

85, lying in the Southeast quarter of Section 4, Township 3 North, Range 2 East, Boise Meridian, Ada County Idaho, and more particularly described as follows:

Beginning at a lead plug and tack marking the Northwest corner of Lot 2 of Block 40 of Fairview Addition, a subdivision, according to the official plat thereof, filed in Book 2 of Plats at Page 73, Official Records; thence
South 0°00'00" West 350.16 feet along the Westerly boundaries of said Lot 2 of Block 40 of Fairview Addition, Block 40-A Citizen's Right-Of-Way, a subdivision, according to the official plat thereof, filed in Book 7 of Plats at Page 341, and Block 41 of said Fairview Addition, which is also the Easterly right- of-way line 22nd Street, to a point marking the Southwest corner of the said Block 41 of Fairview Addition; thence
South 88°13'50" East 190.58 feet along the Southerly boundary of the said Block 41 of Fairview Addition, Block 40-A of Citizens Right-of-Way, the adjacent alley to the said Lot 10 of Block 9, McCarty's Second Addition, all of Lot 10 and a portion of Lot 9 of Block 9 of McCarty's Second Addition, which is also the Northerly right-of-way line of Fairview Avenue, to a point, also said point being the Real Point Of Beginning; thence continuing
South 88°13'50" East 30.0 feet along the said Southerly boundaries of Lots 10 and 9 of Block 9 of McCarty's Second Addition to a point; thence
North 1°57'20" East 99.95 feet along a line 25.00 feet Westerly of and parallel with the Easterly boundary of the said Lot 9 of Block 9 of McCarty's Second Addition to a iron pin; thence
North 46°57'20" East 28.28 feet to an iron pin on the Northerly boundary line of the said Lot 9 of Block 9 of McCarty's Second Addition; thence
North 88°02'40" West 50.00 feet along the said Northerly boundary of Lot 9 and the Northerly boundary of the said Lot 10 of Block 9 of McCarty's Second Addition to a iron pin; thence
South 1°57'20" West 120.05 feet along line 5.00 feet Westerly of and parallel with Easterly boundary of the said Lot 10 of Block 9 of McCarty's Second Addition to The Real Point Of Beginning.

Parcel III:

The East 150 feet of Lot 1 in Block 38 and all of Block 39 of Fairview Addition, according to the official plat thereof, filed in Book 2 of Plats at Page 73 and the East 150 feet of Block 38-A of Citizen's Right-Of- Way, according to the plat thereof, filed in Book 7 of Plats at Page 341, Records of Ada County, Idaho.

Parcel IV:

Lots 15 and 16 of Block 9 of McCarty's Second Addition, according to the official plat thereof, filed in Book 2 of Plats at Page 85, Records of Ada County, Idaho and that portion of 18th Street, now vacated, described as follows:

Beginning at the Northeast corner of said Lot 16; thence West 100 feet; thence North 69.88 feet; thence
Southeast 119.28 feet; thence
South 4.86 feet to The Point Of Beginning. Parcel V:
A parcel of land being all of the alley lying Westerly of and adjacent with the Westerly boundary of Lot 10 of Block 9 and a portion of the 16.00 foot alley lying Northerly of and adjacent with said Lot 10 of Block 9 of McCarty's Second Addition, a subdivision according to the plat thereof, filed in Book 2 of Plats at Page 85, lying in the Southeast quarter of Section 4, Township 3 North, Range 2 East, Boise Meridian, Ada County Idaho, more particularly described as follows:

Beginning at a lead plug and tack marking the Northwest corner of Lot 2 of Block 40 of Fairview Addition, a subdivision, according to the official plat thereof, filed in Book 2 of Plats at Page 73, Official Records; thence
South 0°00'00" West 350.16 feet along the Westerly boundaries of said Lot 2 of Block 40 of Fairview Addition, Block 40-A Citizen's Right-Of-Way, a subdivision, according to the official plat thereof, filed in Book 7 of Plats at Page 341, and Block 41 of said Fairview Addition, which is also the Easterly right- of-way line 22nd Street, to a point marking the Southwest corner of the said Block 41 of Fairview Addition; thence
South 88°13'50" East 145.58 feet along the Southerly boundaries of said Block 41 of Fairview Addition and Block 40-A of Citizens Right-Of-Way and adjacent alley to said Lot 10 of Block 9 of McCarty's Second Addition which is also the Northerly right-of-way line of Fairview Avenue, to a point marking the Southwest corner of the said Lot 10 of Block 9 of McCarty's Second Addition, also said point being the Real Point Of Beginning; thence
North 1°57'20" East 100.20 feet along the Westerly boundary of the said Lot 10 of Block 9 of McCarty's Second Addition to an iron pin; thence
North 46°57'20" East 26.28 feet to an iron pin on the Northerly boundary of the said Lot 10 of Block 9 of McCarty's Second Addition; thence
South 88°02'40" East 25.00 feet along the said Northerly boundary of the said Lot 10 of Block 9 of McCarty's Second Addition to an iron pin; thence
North 1°57'20" East 16.0 feet along a line Westerly of and parallel with the Westerly boundary extended of the said Lot 9 in Block 9 of McCarty's Second Addition to an iron pin on the Northerly boundary of the said 16-foot alley; thence
North 88°02'40" West 75.16 feet along the said Northerly boundary of the said 16-foot alley to an iron pin on the Westerly boundary of the said McCarty's Second Addition; thence
South 2°53'20" West 136.32 feet along the said Westerly boundary of McCarty's Second Addition, which is also the Westerly boundary of the said adjacent alley to Lot 10 of Block 9 of McCarty's Second Addition, to a point marking the Southwest corner of the said adjacent alley to Lot 10 of Block 9 of McCarty's Second Addition; thence
South 88°13'50" East 32.38 feet along the said Southerly boundary of the adjacent alley to Lot 10 of Block 9 of McCarty's Second Addition to the Real Point Of Beginning.

Parcel VI:

Lots 7 and 8 in Block 9 of McCarty's Second Addition, according to the official plat thereof, filed in Book 2 of Plats at Page 85, Official Records of Ada County, Idaho.

Parcel B:

Lots 3, 4, 5, 6 and 17 in Block 9 of McCarty's Second Addition, according to the official plat thereof, filed in Book 2 of Plats at Page 85, Records of Ada County, Idaho, and Lot 18 and in Block 9, Except the hereinafter described:

A parcel of land being on the Westerly side of the center line of Boise One-Way Couplet, Project No. U- 3021 (21) Highway Survey, as shown on the plans thereof now on file in the office of the Department of Highways of the State of Idaho, and being a portion of Lot 18 in Block 9 of McCarty's Second Addition, according to the official plat thereof, filed in Book 2 of Plats at Page 85, Official Records of Ada County, Idaho, described as follows:

Beginning at the Northeast corner of Lot 18 in Block 9 of said McCarty's Second Addition; thence Southerly along the Easterly boundary line of said Lot 18 a distance of 12.2 feet to a point that bears

North 87°54'04" West, 58.74 feet from Station 80456.72 of Boise, One Way Couplet Project No. U-3021
(21) Highway Survey; thence
Northwesterly along a 140.50 foot radius curve left 35.94 feet to a point that bears South 35°10'41" West
42.38 feet from Station 79462.58 of said Highway Survey; thence
Northerly 3.0 feet, more or less, to a point in the Northeasterly line of said Lot 18 that bears South 35°10'41" West 40.00 feet from Station 79460.90 of said Highway Survey; thence
Southeasterly along the Northeasterly line of said Lot 18 to the Place Of Beginning. And
All of Lot 19, Block 9 of McCarty's Second Addition, according to the plat thereof, filed in Book 2 of Plats at Page 85, Records of Ada County, Idaho.

Excepting Therefrom a parcel of land being on both sides of the centerline of Boise One-Way Couplet, Project No. U-3021 (21) Highway Survey as shown on the plans thereof now on file in the office of the Department of Highways of the State of Idaho and being a portion of Lot 19 in Block 9 of McCarty's Second Subdivision, according to the official plat thereof, filed in Book 2 of Plats at Page 85, Official Records of Ada County, Idaho, described as follows:

Beginning at the East corner of Lot 19 in Block 9 of said McCarty's Second Addition; thence
Westerly along the South boundary line of said Lot 19, a distance of 95.44 feet to the Southwest corner thereof; thence
North 62°17'36" East 23.12 feet to a point that bears North 87°54'04" West 38.67 feet from Station
80194.74 of Boise, One-Way Couplet, Project No. U-3021 (21) Highway Survey; thence Northwesterly along a 140.50 foot radius curve left 55.10 feet to a point in the Westerly line of said Lot 19 that bears North 87°54'04" West, 58.74 feet from Station 80+56.73 of said Highway Survey; thence Northerly along said Westerly line 12.7 feet, to the Northwesterly corner of said Lot 19; thence Southeasterly along the Northeasterly boundary line of said Lot 19 to the Real Point Of Beginning.

Parcels A and B are also described as follows pursuant to Survey dated May 13, 1994, and revised July 17, 1995, by Toothman-Orton Engineering Company as File No. 1-94025-SHTI-1:

Parcel 1:

The East 150 feet of Lot 1 in Block 38, and all of Block 39 of Fairview Addition according to the plat thereof, filed in the office of the Ada County Recorder in Book 2 of Plats at Page 73, and the East 150.00 feet of Block 38-A of Citizen's Right Of Way, according to the plat thereof, filed in Book 7 of Plats at 341, being more particularly described as follows:

Beginning at a 5/8 inch iron pin at the Northeasterly corner of said Block 39 being the point of intersection of the Southerly sideline of West Main Street and the Westerly sideline of North 22nd Street; thence

1.) S.00°00'00"E., 165.60 feet along the Westerly sideline of said 22nd Street to a 5/8 inch iron pin; thence

2.) N.89°00'42"W., 150.02 feet along the Southerly line of said Lot 1 Block 38 to a 5/8 inch iron pin; thence

3.) N.00°00'00"W., 162.98 feet along a line parallel with and 150.00 feet West of the Westerly sideline of 22nd Street to a 5/8 inch iron pin; thence

4.) N.89°59'20"E., 150.00 feet along the Southerly sideline of said West Main Street to the Point Of Beginning.

Parcel 2:

All of Lots 1 and 2 of Block 40 and all of Block 41 of Fairview Addition, according to the plat thereof in the office of the Ada County Recorder in Book 2 of Plats at Page 73; all of Block 40-A of Citizen's Right Of Way, according to the official plat thereof, filed in Book 7 of Plats at Page 341; portions of Lots 1 and 2 of Block 10 and a portion of Lot 10 and all of Lots 11, 12, 13, 14, 15 and 16 of Block 9 of McCarty's 2nd Addition, according to the plat thereof, filed in Book 2 of Plats at Page 85; and certain vacated portions of streets and alleys shown on said plat and included within the following more particularly described

Parcel 2: Beginning at the point of intersection of the Easterly sideline of North 22nd with the Northerly sideline of Fairview Avenue, said point being the Southwesterly corner of said Block 41 of the Fairview Addition; thence,

1.) N.00°00'00"W., 350.18 feet along the Easterly sideline of said North 22nd Street, being along the Westerly lines of said Block 41, Block 40-A of said Citizen's Right Of Way and Block 40 of said Fairview Addition to the point of intersection of said Easterly sideline of North 22nd Street with the Southerly sideline of West Main Street; thence,

2.) N.89°59'20"E., 157.98 feet along the Southerly sideline of West Main Street being along the Northerly line of Lots 1 and 2 of Block 40 of Fairview Addition and along the Northerly terminus of a vacated portion of 18th Street to a point in the Westerly line of Lot 2 Block 10 of McCarty's 2nd Addition; thence

3.) S.89°50'40"E., 151.50 feet along said sideline of West Main Street to a point in the Northeasterly line of Lot 1 of said Block 10; thence

4.) S.54°50'40"E., 185.34 feet along said sideline, being along the Northeasterly line of said Lot 1, and along the Easterly terminus of vacated 18th Street to a point in the Northerly line of Lot 17 of Block 9 of said McCarty's 2nd Addition; thence,

5.) N.88°02'40"W., 6.97 feet along the Northerly line of said Lot 17 to the Northwesterly corner thereof; thence,

6.) S.01°57'20"W., 122.00 feet along the Westerly line of said Lot 17 to the Southwesterly corner of said Lot 17 Block 9; thence,

7.) N.88°02'40"W., 255.00 feet along the Southerly lines of Lots 16, 15, 14, 13, 12 and 11 to a point; thence,

8.) S.01°57'20"W., 136.05 feet along the Easterly terminus of the vacated portion of a 16 foot wide alley and along a line parallel with and 5.00 feet Westerly of the Easterly line of Lot 10 Block 9 to a point in the Southerly line of said Lot 10, being the Northerly sideline of West Fairview Avenue; thence

9.) N.88°13'50"W., 190.48 feet along the Southerly lines of said Lot 10 Block 9, the vacated portion of 19th Street, Lot 40-A of Citizen's Right Of Way and Block 41 of the Fairview Addition, being along the Northerly sideline of West Fairview Avenue, to the Point Of Beginning.

Parcel 3:

All of Lots 7 and 8 and a portion of Lot 9, of Block 9, McCarty's 2nd Addition, according to the plat thereof filed in the office of the Ada County Recorder in Book 2 of Plats at Page 85, and being more particularly described as follows:

Commencing at the point of intersection of the Easterly sideline of North 22nd Street with the Northerly sideline of Fairview Avenue, said point being the Southwesterly corner of Block 41 of the Fairview Addition according to the official plat thereof filed in Book 2 of Plats at Page 73; thence

A.) S.88°13'50"E., 220.48 feet along the Southerly lines of said Block 41 Fairview Addition, Block 40-A of Citizen's Right of Way, the vacated portion of 19th Street and Lots 10 and 9 of Block 9 of said McCarty's 2nd Addition to a point 25 feet Easterly of the Westerly line of said Lot 9, being the Point Of Beginning; thence

1.) N.01°57'20"E., 99.95 feet along a line parallel with and 25.00 feet Easterly of the Westerly line of said Lot 9; thence,

2.) N.46°57'20"E., 28.28 feet to a point in the Northerly line of said Lot 9; thence,

3.) S.88°02'40"E., 105.00 feet along the Northerly lines of Lots 9, 8 and 7 to the Northeasterly corner of said Lot 7; thence

4.) S.01°57'20"W., 119.55 feet along the Easterly line of said Lot 7 to a point in the Northerly sideline of West Fairview Avenue; thence

5.) N.88°13'50"W., 125.00 feet along said sideline to the Point Of Beginning. Parcel 4:
All of Lot 17 and portions of Lots 18 and 19, Block 9, McCarty's 2nd Addition, according to the plat thereof filed in the office of the Ada County Recorder in Book 2 of Plats at Page 85, and being more particularly described as follows:

Commencing at the point of intersection of the Easterly sideline of North 22nd Street with the Northerly sideline of Fairview Avenue, said point being the Southwesterly corner of Block 41 of the Fairview Addition according to the official plat thereof filed in the office of the Ada County Recorder in Book 2 of Plats at Page 73; thence,

A.) S.88°13'50"E., 190.48 feet along the Southerly lines of said Block 41 Fairview Addition, Block 40-A of Citizen's Right of Way, the vacated portion of 19th Street, and Lot 10, Block 9 of said McCarty's 2nd Addition to a point 5.00 feet West of the Easterly line of said Lot 10; thence,

B.) N.01°57'20"E., 136.05 feet along a line parallel with any 5.00 feet Westerly of the Easterly line of said Lot 10 to a point in the Southerly line of Lt 11 Block 9; thence,

C.) S.88°02'40"E., 255.00 feet along the Southerly lines of Lots 11, 12, 13, 14, 15 and 16 to the Southwesterly corner of said Lot 17 and the Point Of Beginning; thence,

1.) N.01°57'20"E., 122.00 feet along the Westerly line of said Lot 17 to the Northwesterly corner of same; thence,

2.) S.88°02'40"E., 6.97 feet along the Northerly line of said Lot 17 to the point of intersection of same with the Southerly sideline of West Main Street; thence,

3.) S.54°50'40"E., 81.62 feet along said sideline of West Main Street to a point in the Westerly sideline of West Grove Street, also known as the Boise One Way Couplet, according to the plans of Project No. U- 3021 (21) on file with the Idaho Department of Transportation, District 3; thence,

4.) S.01°01'48"W., 2.88 feet (formerly 3.0 feet more or less) along said Westerly sideline of West Grove Street to a point on a non-tangent curve; thence

5.) Southeasterly along said sideline along a curve to the right having a radius of 140.50 feet, an arc length of 79.12 feet, a central angle of 32°16'38" a chord bearing S.32°44'09"E., and a chord distance of
78.07 feet, crossing through Lots 18 and 19 of said Block 9 to an angle point in said sideline; thence,

6.) S.64°33'28"W., 22.25 feet (formerly S.62°17'36"W., 23.12) along said sideline to the Southeasterly corner of said Lot 18 Block 9; thence,

7.) N.88°02'40"W., 100.00 feet along the Southerly lines of Lots 18 and 17 of Block 9 to the Point Of Beginning.

Parcel 5:

All of Lots 3, 4, 5 and 6 of Block 9, McCarty's 2nd Addition, according to the plat thereof filed in the office of the Ada County Recorder in Book 2 of Plats at Page 85, and being more particularly described as follows:

Commencing at the point of intersection of the Easterly sideline of North 22nd Street with the Northerly sideline of Fairview Avenue, said point being the Southwesterly corner of Block 41 of the Fairview Addition according to the official plat thereof filed in Book 2 of Plats at Page 73; thence,

A.) S.88°13'50"E., 345.48 feet along the Southerly lines of Block 41 Fairview Addition, Block 40-A of Citizen's Right of Way, the vacated portion of 19th Street and Lots 10, 9, 8 and 7 of Block 9 of said McCarty's 2nd Addition to the Southwesterly corner of Lot 6 Block 9 and the Point Of Beginning; thence,

1.) N.01°57'20"E., 119.55 feet along the Westerly line of said Lot 6 to the Northwesterly corner of said; thence,

2.) S.88°02'40"E., 200.00 feet along the Northerly lines of Lots 6, 5, 4 and 3 to the Northeasterly corner of Lot 3 Block 9; thence,

3.) S.01°57'20"W., 118.90 feet along the Easterly line of said Lot 3 to a point in the Northerly sideline of West Fairview Avenue; thence,

4.) N.88°13'50"W., 200.00 feet along said sideline to the Point Of Beginning.

EXHIBIT A-3

Legal Description for Coos Bay Property

LEGAL DESCRIPTION: Real property in the County of Coos, State of Oregon, described as follows:

BEING A PORTION OF BLOCKS 35 AND 36, OF NASBURG'S ADDITION ALONG WITH A PORTION OF BLOCKS 36, 32, 63 AND 62 OF BENNETT'S ADDITION TO COOS BAY. INCLUDING THAT PORTION OF VACATED 4TH, 5TH AND 6TH STREET AND 7TH COURT.

MORE PARTICULARLY DESCRIBED AS FOLLOWS:

BEGINNING AT THE SOUTHWEST CORNER OF BLOCK 35, NASBURG'S ADDITION TO COOS BAY; THENCE NORTH 00º 00' 20" WEST A DISTANCE OF
171.17 FEET; THENCE NORTH 60º 30' 00" EAST A DISTANCE OF 591.96 FEET TO A POINT LOCATED ON THE WESTERLY LINE OF U.S. HIGHWAY 101; THENCE ALONG SAID WESTERLY LINE ALONG A CURVE TO THE LEFT HAVING A RADIUS OF 1949.86 FEET AND A CENTRAL ANGLE OF 1º 36' 18" A DISTANCE OF
54.62 FEET (WHOSE LONG CHORD BEARS SOUTH 40º 18' 48" EAST 54.62 FEET); THENCE ALONG A SPIRAL CURVE TO THE LEFT HAVING A CENTERLINE LENGTH OF 300.00 FEET AND AN S VALUE OF 4º 30' (WHOSE LONG CHORD BEARS SOUTH 42º 24' 10" EAST 303.05 FEET); THENCE SOUTH 43º 54' 35" EAST A DISTANCE OF 241.83 FEET TO THE BEGINNING OF A CURVE; THENCE ALONG A CURVE TO THE RIGHT HAVING A RADIUS OF 13.50 FEET AND A CENTRAL ANGLE OF 133º 54' 00" A DISTANCE OF 31.54 FEET (WHOSE LONG CHORD BEARS SOUTH 23º 02' 25" WEST 24.84 FEET); THENCE SOUTH 89º 59' 25" WEST A DISTANCE OF 471.94 FEET; THENCE NORTH 00º 04' 35" EAST A DISTANCE OF
99.97 FEET; THENCE SOUTH 89º 59' 25" WEST A DISTANCE OF 242.89 FEET, MORE OR LESS; THENCE SOUTH 00º 04' 35" WEST A DISTANCE OF 99.97 FEET; THENCE SOUTH 89º 59' 25" WEST A DISTANCE OF 197.97 FEET TO THE POINT OF BEGINNING.

SAVE AND EXCEPT THAT PORTION CONVEYED TO STATE OF OREGON, BY AND THROUGH ITS DEPARTMENT OF TRANSPORTATION BY INSTRUMENT RECORDED AUGUST 27, 2012 AS MICROFILM NO. 2012-7064, RECORDS OF COOS COUNTY, OREGON

EXHIBIT A-4

Legal Description for Eureka Property

A.P.N.: 002-102-009 and 002-102-003

Real property in the City of Eureka, County of Humboldt, State of California, described as follows:

PARCEL ONE:

BEGINNING AT THE SOUTHEAST CORNER OF THIRD AND "T" STREETS, AS SHOWN ON THE MAP OF THE EDDY TRACT ADDITION TO THE CITY OF EUREKA ON FILE IN THE RECORDER'S OFFICE OF HUMBOLDT COUNTY IN BOOK 1 OF MAPS, PAGE 56; AND RUNNING
THENCE SOUTH ALONG "T" STREET, 240 FEET TO FOURTH STREET; THENCE EAST ALONG FOURTH STREET, 541 FEET TO "V" STREET;
THENCE NORTH ALONG "V" STREET, 130 FEET TO A POINT THAT IS 110 FEET SOUTH, ALONG THE WEST LINE OF "V" STREET, FROM THE SOUTH LINE OF THIRD STREET;
THENCE WEST, PARALLEL WITH THIRD STREET, 65 FEET;
THENCE NORTH, PARALLEL WITH "V" STREET, 110 FEET TO THIRD STREET; AND THENCE WEST ALONG THIRD STREET, 476 FEET TO THE POINT OF BEGINNING.

PARCEL TWO:

THOSE PORTIONS OF LOTS 1 AND 2 IN BLOCK 33, AS SHOWN ON THE MAP OF EDDY TRACT ADDITION TO THE CITY OF EUREKA, ON FILE IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY IN BOOK 1 OF MAPS, PAGE 56, DESCRIBED AS FOLLOWS:

BEGINNING AT THE SOUTHWEST CORNER OF THIRD AND "V" STREETS, AS SHOWN ON THE MAP OF EDDY TRACT ADDITION ABOVE REFERRED TO;

THENCE SOUTH ALONG "V" STREET, 110 FEET TO THE NORTHEAST CORNER OF THE PARCEL OF LAND DESCRIBED IN THE DEED FROM MARY BRANBANI TO TOD E. MCCLASKEY, RECORDED MAY 15, 1973 IN BOOK 1191 OF OFFICIAL RECORDS, PAGE 422, UNDER RECORDER'S FILE NO. 8768, HUMBOLDT COUNTY RECORDS;
THENCE WEST ALONG THE NORTH LINE OF SAID MCCLASKEY PARCEL, 65 FEET; THENCE NORTH PARALLEL WITH "V" STREET, 110 FEET TO THIRD STREET; AND THENCE EAST ALONG THIRD STREET, 65 FEET TO THE POINT OF BEGINNING.

EXHIBIT A-5

Legal Description for Olympia Property

LEGAL DESCRIPTION: Real property in the County of Thurston, State of Washington, described as follows:

BEING A PORTION OF LOTS 11 AND 12 AND LOTS 13, 13A AND 14 OF "EVERGREEN PARK", AS RECORDED IN VOLUME 16 OF PLATS, PAGES 61 AND 62, THURSTON COUNTY PLAT RECORDS, STATE OF WASHINGTON MORE PARTICULARLY DESCRIBED AS FOLLOWS:

BEGINNING AT THE NORTHWEST CORNER OF SAID LOT 14 AND THE INTERSECTION OF THE SOUTH AND EAST RIGHT-OF-WAY LINE OF S.W. 24TH WAY (60 FEET WIDE);
THENCE ALONG SAID SOUTH RIGHT-OF-WAY LINE, NORTH 89°55'51" WEST, A DISTANCE OF 60.00 FEET TO THE NORTHEAST CORNER OF SAID LOT 12; THENCE ALONG THE EAST LINE OF SAID LOT 12, SOUTH 00°04'09" WEST, A DISTANCE OF 136.50 FEET TO THE SOUTHEAST CORNER OF PARCEL A, AS RECORDED IN VOLUME 3, PAGES 398 THROUGH 403, THURSTON COUNTY DEED RECORDS, BOUNDARY LINE ADJUSTMENT NO. SS 5378;
THENCE ALONG THE EASTERLY LINE OF PARCEL B OF SAID BOUNDARY LINE ADJUSTMENT NO. SS 5378, SOUTH 14°19'09" WEST, A DISTANCE OF 148.06 FEET TO THE NORTH LINE OF LOT 13A OF SAID "EVERGREEN PARK";
THENCE ALONG THE NORTH LINE OF SAID LOT 13A, NORTH 89°55'51" WEST, A DISTANCE OF 400.98 FEET TO THE EAST RIGHT-OF-WAY LINE OF EVERGREEN PARK DRIVE (80 FEET WIDE) AND A POINT OF NON-TANGENT CURVE, CONCAVE EASTERLY, HAVING A RADIUS OF 2044.59 FEET;
THENCE ALONG SAID CURVE THROUGH A CENTRAL ANGLE OF 01°41'09" (CHORD BEARS SOUTH 04°18'52" WEST, A DISTANCE OF 60.17 FEET) AN ARC DISTANCE OF 60.17 FEET TO THE SOUTHWEST CORNER OF SAID LOT 13A; THENCE ALONG THE SOUTH LINE OF SAID LOT 13A, SOUTH 89°55'51" EAST, A DISTANCE OF 501.88 FEET TO THE NORTHEAST CORNER OF LOT 10 OF SAID "EVERGREEN PARK";
THENCE ALONG THE EAST LINE OF SAID LOT 10, SOUTH 00°04'09" WEST, A DISTANCE OF 310.55 FEET TO A POINT ON THE NORTHERLY RIGHT-OF-WAY LINE OF STATE HIGHWAY NO. 9 AND A POINT OF NON-TANGENT CURVE, CONCAVE SOUTHERLY, HAVING A RADIUS OF 1737.73 FEET;
THENCE ALONG SAID CURVE THROUGH A CENTRAL ANGLE OF 26°05'05" (CHORD BEARS SOUTH 55°28'49" EAST, A DISTANCE OF 784.31 FEET) AN ARC DISTANCE OF 791.13 FEET TO A POINT ON THE WESTERLY RIGHT-OF-WAY LINE OF DESCHUTES PARKWAY AND THE CUSP;
THENCE ALONG SAID WESTERLY RIGHT-OF-WAY LINE NORTH 35°05'09" WEST, A DISTANCE OF 5.58 FEET TO A POINT OF CURVATURE, CONCAVE EASTERLY, HAVING A RADIUS OF 600.96 FEET; THENCE ALONG SAID CURVE

THROUGH A CENTRAL ANGLE OF 60°52'29" (CHORD BEARS NORTH 04°38'55" WEST, A DISTANCE OF 608.90 FEET) AN ARC DISTANCE OF 638.50 FEET; THENCE CONTINUING ALONG SAID RIGHT-OF-WAY LINE NORTH 25°47'20" EAST, A DISTANCE OF 328.10 FEET TO A POINT OF TANGENT CURVE, CONCAVE WESTERLY, HAVING A RADIUS OF 449.46 FEET;
THENCE CONTINUING ALONG SAID CURVE, THROUGH A CENTRAL ANGLE OF 21°15'10" (CHORD BEARS NORTH 15°09'45" EAST, A DISTANCE OF 165.76 FEET) AN ARC DISTANCE OF 166.72 FEET;THENCE NORTH 04°32'01" EAST, A DISTANCE OF 27.29 FEET TO THE NORTHEAST CORNER OF LOT 14 OF SAID "EVERGREEN PARK";
THENCE ALONG THE NORTH LINE OF SAID LOT 14, NORTH 89°55'51" WEST, A DISTANCE OF 211.85 FEET TO THE SOUTHEAST CORNER OF LOT 15, OF SAID "EVERGREEN PARK";
THENCE SOUTH 35°55'59" WEST, A DISTANCE OF 53.73 FEET;
THENCE NORTH 75°55'51" WEST, A DISTANCE OF 180.00 FEET TO A POINT ON THE NORTH LINE OF SAID LOT 14;
THENCE ALONG SAID NORTH LINE, NORTH 89°55'51" WEST, A DISTANCE OF
363.18 FEET TO THE POINT OF BEGINNING.

Tax Parcel ID No. 4683-00-00900 and 4683-00-01400 and 9900-03-89000 and 4683-00-
01300

EXHIBIT A-6

Legal Description for Pasco Property

LEGAL DESCRIPTION: Real property in the County of Franklin, State of Washington, described as follows:

A PORTION OF GOVERNMENT LOT 2, SECTION 19, TOWNSHIP 9 NORTH, RANGE 30 EAST, W.M., FRANKLIN COUNTY, WASHINGTON, BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:

BEGINNING AT THE WEST QUARTER CORNER OF SAID SECTION 19; THENCE NORTH 2°03'58" EAST ALONG THE WEST LINE THEREOF A DISTANCE OF 895.65 FEET; THENCE LEAVING SAID WEST LINE SOUTH 87°56'02" EAST A DISTANCE OF 50.01 FEET TO THE TRUE POINT OF BEGINNING; THENCE CONTINUING SOUTH 87°56'02" EAST A DISTANCE OF 660.21 FEET; THENCE SOUTH 36°01'47" EAST A DISTANCE OF 341.64 FEET; THENCE SOUTH 02°22'54" WEST A DISTANCE OF 223.59 FEET; THENCE SOUTH 89°02'43" WEST A DISTANCE OF
126.29 FEET; THENCE SOUTH 00°59'33" WEST A DISTANCE OF 275.76 FEET; THENCE SOUTH 81°56'49" EAST A DISTANCE OF 97.28 FEET; THENCE SOUTH 89°00'24" EAST A DISTANCE OF 222.61 FEET; THENCE NORTH 04°20'23" EAST A DISTANCE OF 26.67 FEET; THENCE SOUTH 86°39'24" EAST A DISTANCE OF 41.08 FEET TO THE WEST LINE OF EXCEPTION RECORDED UNDER AUDITOR'S FILE NO. 427870; THENCE SOUTH 00°59'36" WEST ALONG SAID WEST LINE A DISTANCE OF 34.94 FEET TO THE NORTH RIGHT OF WAY LINE OF W.S.R. NO. 395; THENCE NORTH 89°00'24" WEST ALONG SAID NORTH RIGHT OF WAY LINE A DISTANCE OF 265.83 FEET; THENCE NORTH 81°54'05" WEST A DISTANCE OF
420.00 FEET; THENCE NORTH 66°54'02" WEST A DISTANCE OF 445.00 FEET; THENCE NORTH 00°32'48" EAST A DISTANCE OF 456.28 FEET; THENCE NORTH 02°03'58" EAST A DISTANCE OF 135.00 FEET TO THE TRUE POINT OF BEGINNING.

(AKA LOT 1 OF BINDING SITE PLAN NO. 2003-04, RECORDED JUNE 12, 2003 IN VOLUME 1 OF SURVEYS, PAGE 70, UNDER AUDITOR'S FILE NO. 162608, RECORDS OF FRANKLIN COUNTY, WASHINGTON.)

EXHIBIT A-7

Legal Description for Port Angeles Property

LEGAL DESCRIPTION: Real property in the County of Clallam, State of Washington, described as follows:

PARCEL "A":

LOTS 1 TO 8, INCLUSIVE, BLOCK 2;
ALSO LOTS 1 TO 9 INCLUSIVE, BLOCK 3, TOGETHER WITH THAT PORTION OF RAILROAD AVENUE ABUTTING THEREON AS VACATED BY THE CITY OF PORT ANGELES IN THE YEAR 1914 BY ORDINANCE NO. 472,
EXCEPT RIGHT OF WAY FOR RAILROAD AVENUE AS EXISTED IN JANUARY, 1968; ALSO THE NORTHERLY 96 FEET OF LOT 9, BLOCK 2;
ALSO THE NORTHERLY 60 FEET OF THE SOUTHERLY 204 FEET OF LOT 9, BLOCK 2; ALL IN PORT ANGELES TIDELANDS EAST OF LAUREL STREET, CLALLAM COUNTY, WASHINGTON, ACCORDING TO THE OFFICIAL PLAT THEREOF RECORDED IN THE OFFICE OF THE COMMISSIONER OF PUBLIC LANDS AT OLYMPIA, WASHINGTON ON MARCH 9, 1894.

SITUATE IN THE COUNTY OF CLALLAM, STATE OF WASHINGTON. PARCEL "B":
THAT PORTION OF VACATED CHASE STREET IN THE CITY OF PORT ANGELES LYING BETWEEN THE NORTH LINE OF FRONT STREET AND THE SOUTH LINE OF RAILROAD AVENUE, AS IT EXISTED IN DECEMBER, 1967.

SITUATE IN THE COUNTY OF CLALLAM, STATE OF WASHINGTON.

Tax Parcel ID No. 06300500100

EXHIBIT A-8

Legal Description for Post Falls Property

LEGAL DESCRIPTION: Real property in the County of Kootenai, State of Idaho, described as follows:

Parcel 1:

Tracts 1 and 2 of the Heirs of Margaret Post Estates, in Government Lot 8, Section 3, Township 50 North, Range 5, W.B.M., Kootenai County, State of Idaho, according to the plat recorded in Book "C" of Plats, Page 111.

Together With that portion of vacated 1st Street, recorded by Ordinance 483, which attaches by operation of law.

Parcel 2:

Easement rights as set out in Grant of Sewer Easement, recorded April 23, 1993 as Instrument No. 1301726 and Amendment recorded October 23, 1995 as Instrument No. 1419204.

and Easement rights as set out in Sewer Agreement, recorded September 19, 1988 as Instrument No. 1129187.

EXHIBIT A-9

Legal Description for Redding Property

A.P.N.: 107-170-046-000 and 107-170-046-000

Real property in the City of Redding, County of Shasta, State of California, described as follows:

ALL THAT PORTION OF THE SOUTHEAST ONE-QUARTER OF SECTION 31, TOWNSHIP 32, NORTH, RANGE 4 WEST, M.D.M., ACCORDING TO THE OFFICIAL PLAT THEREOF, DESCRIBED; AS FOLLOWS:

BEGINNING AT THE SOUTHEAST CORNER OF THE PARCEL DESCRIBED IN THE DEED TO THE TITLE INSURANCE AND TRUST COMPANY RECORDED SEPTEMBER 13, 1968 IN BOOK 966, PAGE 445, OFFICIAL RECORDS; THENCE ALONG THE WESTERLY LINE OF THE PARCEL DESCRIBED IN THE DEED TO THE CITY OF REDDING RECORDED SEPTEMBER 18, 1967 IN BOOK 929, PAGE 193, OFFICIAL RECORDS, SOUTHERLY 650 FEET, MORE OR LESS TO THE NORTHERLY LINE OF THE PARCEL DESCRIBED IN THE DEED TO RICHARD MARK CORDI, ET AL., RECORDED JUNE 14, 1971 IN BOOK 1071, PAGE 465, OFFICIAL RECORDS; THENCE, NORTH 89 DEGREES 43' WEST, 500 FEET, MORE OR LESS, TO THE EASTERLY LINE OF PARCEL 1 AS DESCRIBED IN THE DEED TO THE STATE OF CALIFORNIA RECORDED JANUARY 18, 1961 IN BOOK 655, PAGE 316, OFFICIAL RECORDS; THENCE ALONG SAID EASTERLY LINE, NORTH 655 FEET, MORE OR LESS, TO A POINT WHICH BEARS, SOUTH 88 DEGREES 01' 18" WEST, FROM THE TRUE POINT OF BEGINNING, SAID POINT BEING THE SOUTHWEST CORNER OF THE PARCEL DESCRIBED IN THE DEED TO LEVITT AND SONS OF CALIFORNIA, INC., RECORDED JUNE 30, 1971 IN BOOK 1073, PAGE 529, OFFICIAL RECORDS; THENCE, NORTH 88 DEGREES 01' 18" EAST, 400 FEET, MORE OR LESS, TO THE TRUE POINT OF BEGINNING.

EXHIBIT A-10

Legal Description for Richland Property

LEGAL DESCRIPTION: Real property in the County of Benton, State of Washington, described as follows:

LOTS 5 AND 6, BLOCK 630, PLAT OF RICHLAND, ACCORDING TO THE PLAT THEREOF RECORDED IN VOLUMES 6 AND 7 OF PLATS, RECORDS OF BENTON COUNTY, WASHINGTON, TOGETHER WITH THAT PORTION OF VACATED KNIGHT STREET, VACATED BY THE CITY OF RICHLAND, A MUNICIPAL CORPORATION BY ORDINANCE NO. 61.76, RECORDED AUGUST 1976 UNDER AUDITOR'S FILE NO. 709789, DESCRIBED AS FOLLOWS:

COMMENCING AT THE NORTHWEST CORNER OF LOT 5, BLOCK 630, PLAT OF RICHLAND; THENCE NORTH 89°12'07" EAST A DISTANCE OF 2.00 FEET TO THE TRUE POINT OF BEGINNING; THENCE NORTH 0°49'50" WEST A DISTANCE OF
45.00 FEET; THENCE NORTH 89°12'07" EAST A DISTANCE OF 163.00 FEET; THENCE SOUTH 0°49'50" EAST A DISTANCE OF 45.00 FEET; THENCE SOUTH 89°12'07" WEST A DISTANCE OF 163.00 TO THE TRUE POINT OF BEGINNING; AND TOGETHER WITH AN ALLEY OVER AND ACROSS LOT 5, BLOCK 630, PLAT OF RICHLAND, BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:

COMMENCING AT THE NORTHEAST CORNER OF SAID LOT 5, THE TRUE POINT OF BEGINNING; THENCE SOUTH 00°49'50" EAST, A DISTANCE OF 100.01 FEET; THENCE SOUTH 89°12'24" WEST, A DISTANCE OF 25.00 FEET; THENCE NORTH 00°49'50" WEST A DISTANCE OF 100.01 FEET; THENCE NORTH 89°12'07" EAST, A DISTANCE OF 25.00 FEET TO THE TRUE POINT OF BEGINNING.

BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:

BEGINNING AT THE NORTHWEST CORNER OF THAT CERTAIN LOT 6, BLOCK 630, AS SHOWN ON THE PLAT OF RICHLAND RECORDED IN VOLUMES 6 AND 7 OF PLATS IN BENTON COUNTY, WASHINGTON; THENCE FROM THE POINT OF BEGINNING ALONG THE NORTHERLY, EASTERLY, SOUTHERLY AND WESTERLY LINES OF LOTS 6 AND 5, AND A PORTION OF VACATED KNIGHT STREET THE FOLLOWING COURSES AND DISTANCES:

NORTH 89°12'54" EAST 319.83 FEET; SOUTH 02°13'05" EAST 268.80 FEET; SOUTH
00°31'38" EAST 501.90 FEET; SOUTH 34°40'08" WEST 43.13 FEET; SOUTH 63°22'42"
WEST 150.64 FEET; NORTH 00°49'50" WEST 112.81 FEET; SOUTH 89°12'24" WEST
165.00 FEET; NORTH 00°49'50" WEST 100.00 FEET; NORTH 89°12'07" EAST 2.00 FEET; AND NORTH 00°49'50" WEST 658.61 FEET TO THE SAID POINT OF BEGINNING.

Tax Parcel ID No. 1-1198-402-0630-005 and 1-1198-402-0630-006

EXHIBIT A-11

Legal Description for Salt Lake Property

LEGAL DESCRIPTION: Real property in the County of Salt Lake, State of Utah, described as follows:

PARCEL 1:

BEGINNING AT THE SOUTHWEST CORNER OF LOT 4, BLOCK 23, PLAT "A", SALT LAKE CITY SURVEY AND RUNNING THENCE NORTH 00°01'07" WEST, A DISTANCE OF 214.959 FEET ALONG THE WEST LINE OF BLOCK 23; THENCE NORTH 89°57'31" EAST, A DISTANCE OF 115.537 FEET; THENCE NORTH 00°01'07" WEST, A DISTANCE OF 115.040 FEET TO THE NORTH LINE OF BLOCK 23; THENCE NORTH 89°57'31" EAST, A DISTANCE OF 400.416 FEET ALONG THE NORTH LINE OF BLOCK 23; THENCE SOUTH 00°01'08" EAST, A DISTANCE OF 113.789 FEET; THENCE SOUTH 66°56'14" WEST, A DISTANCE OF 21.743 FEET; THENCE SOUTH 00°01'08" EAST, A DISTANCE OF 42.765 FEET; THENCE SOUTH 89°57'31" WEST 1.005
FEET; THENCE SOUTH 00°01'13" EAST 82.529 FEET; THENCE NORTH 89°57'31" EAST 165.059 FEET; THENCE SOUTH 00°01'07" EAST 140.241 FEET ALONG THE EAST LINE OF BLOCK 23; THENCE SOUTH 89°57'31" WEST, A DISTANCE OF 165.054 FEET; THENCE SOUTH 00°01'08" EAST, A DISTANCE OF 41.264 FEET; THENCE SOUTH 89°57'31" WEST, A DISTANCE OF
165.035 FEET TO THE WEST LINE OF LOT 8, BLOCK 23; THENCE NORTH 00°01'09" WEST, A DISTANCE OF 99.036 FEET TO THE NORTHWEST CORNER OF LOT 8; THENCE SOUTH 89°57'31" WEST, A DISTANCE OF 329.913 FEET ALONG THE SOUTH LINE OF LOT 4 TO THE POINT OF BEGINNING.

PARCEL 2:

A RIGHT OF WAY APPURTENANT TO PARCEL 1 AS DISCLOSED BY QUIT CLAIM DEED RECORDED JUNE 27, 2008 AS ENTRY NO. 8707718 IN BOOK 8827 AT PAGE 4285 OF TH OFFICIAL RECORDS BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:

BEGINNING AT A POINT 6 RODS SOUTH FROM THE NORTHEAST CORNER OF LOT 8, BLOCK 23, PLAT "A", SALT LAKE CITY SURVEY, AND RUNNING THENCE WEST 20 RODS; THENCE SOUTH 1 ROD; THENCE EAST 20 RODS; THENCE NORTH 1 ROD TO THE PLACE OF BEGINNING.

PARCEL 3:

BEGINNING AT THE SOUTHWEST CORNER OF LOT 1, BLOCK 23 PLAT "A", SALT LAKE CITY SURVEY AND RUNNING THENCE NORTH 00°01'09" WEST, A DISTANCE OF 214.574 FEET ALONG THE WEST LINE OF LOT 1 AND LOT 8; THENCE NORTH 89°57'31" EAST, A DISTANCE OF 164.939 FEET; THENCE SOUTH 00°01'09" EAST, A DISTANCE OF 49.517 FEET; THENCE SOUTH 89°57'31" WEST, A DISTANCE OF 41.265 FEET; THENCE SOUTH 00°01'09" EAST, A DISTANCE OF 165.057 FEET TO THE SOUTH LINE OF LOT 1; THENCE SOUTH 89°57'31" WEST, A DISTANCE OF 123.674 FEET ALONG THE SOUTH LINE OF LOT 1 TO THE POINT OF BEGINNING.

PARCEL 4:

BEGINNING AT A POINT WHICH IS NORTH 00°01'07" WEST 1.501 FEET FROM THE NORTHEAST CORNER OF LOT 7, BLOCK 23, PLAT "A", SALT LAKE CITY SURVEY, RUNNING THENCE SOUTH 89°57'31" WEST 132.048 FEET; THENCE NORTH 00°01'08" WEST 64.465 FEET; THENCE NORTH 89°57'31" EAST 132.045 FEET TO THE EAST LINE OF BLOCK 23; THENCE ALONG SAID LINE SOUTH 00°01'07" EAST 64.465 FEET TO THE POINT OF BEGINNING.

PARCEL 5:

A NON EXCLUSIVE RIGHT OF WAY APPURTENANT TO PARCEL 4 AS DISCLOSED BY QUIT CLAIM DEED RECORDED JUNE 27, 2008 AS ENTRY NO. 8707718 IN BOOK 8827 AT PAGE 4285 OF TH OFFICIAL RECORDS BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS

BEGINNING AT A POINT 132 FEET WEST FROM THE NORTHEAST CORNER OF LOT 6, BLOCK 23, PLAT "A", SALT LAKE CITY SURVEY, AND RUNNING THENCE SOUTH 165 FEET; THENCE WEST 32 FEET; THENCE NORTH 42.75 FEET; THENCE IN A NORTHEASTERLY DIRECTION 21.75 FEET TO A POINT 144 FEET WEST AND 113.75 FEET SOUTH OF THE NORTHEAST CORNER OF SAID BLOCK 23; THENCE NORTH 113.75 FEET TO THE NORTH LINE OF SAID BLOCK 23; THENCE EAST 12 FEET TO THE POINT OF BEGINNING.

EXHIBIT A-12

Legal Description for Spokane Property

LEGAL DESCRIPTION: Real property in the County of Spokane, State of Washington, described as follows:

PARCEL A:

A PARCEL OF LAND SITUATED IN THE EAST HALF OF SECTION 18, TOWNSHIP 25 NORTH, RANGE 43 EAST, W.M., IN THE CITY OF SPOKANE, SPOKANE COUNTY, WASHINGTON, MORE PARTICULARLY DESCRIBED AS FOLLOWS:

COMMENCING AT THE EAST QUARTER CORNER OF SAID SECTION 18;
THENCE ALONG THE EAST LINE OF SAID SECTION, SOUTH 00º11'49" WEST, A DISTANCE OF 459.90 FEET, MORE OR LESS, TO THE NORTHWESTERLY CORNER OF THAT CERTAIN PARCEL OF LAND CONVEYED BY PERCY B. THOMPSON TO THE SPOKANE INTERNATIONAL RAILWAY COMPANY BY QUIT CLAIM DEED DATED DECEMBER 12, 1905, RECORDED DECEMBER 14, 1905, IN VOLUME 164, PAGE 587, RECORDS OF DEEDS OF SAID COUNTY;
THENCE ALONG THE NORTHERLY LINE OF SAID DEEDED PARCEL, NORTH 89º39'21" WEST
194.31 FEET;
THENCE NORTH 89º18'30" WEST 330.69 FEET; THENCE NORTH 78º46'00" WEST 183.02 FEET; THENCE NORTH 74º06'30" WEST 145.65 FEET; THENCE SOUTH 84º00'30" WEST 68.13 FEET;
THENCE NORTH 73º51'00" WEST 42.67 FEET TO THE TRUE POINT OF BEGINNING OF THIS DESCRIPTION;
THENCE CONTINUING ALONG SAID NORTHERLY LINE, NORTH 73º51'00" WEST 252.68 FEET;
THENCE NORTH 80º51'15" WEST 149.99 FEET; THENCE NORTH 78º32'15" WEST 110.96 FEET;
THENCE NORTH 79º10'30" WEST 114.06 FEET, MORE OR LESS, TO THE EASTERLY RIGHT OF WAY LINE OF WASHINGTON STREET;
THENCE NORTH 16º23'00" EAST ALONG SAID EASTERLY LINE, 25.28 FEET;
THENCE NORTH 02º19'00" EAST ALONG SAID EASTERLY LINE, 400.43 FEET TO A POINT WHICH IS 178.33 FEET NORTHERLY OF THE EAST-WEST CENTERLINE OF SECTION 18; THENCE SOUTH 89º34'53" EAST 770.00 FEET;
THENCE SOUTH 00º25'07" WEST 340.25 FEET TO THE SOUTHERLY LINE OF NORTH RIVER DRIVE AS CONVEYED TO THE CITY OF SPOKANE BY THAT CERTAIN DEED RECORDED IN VOLUME 627 OF DEEDS AT PAGE 647, SPOKANE COUNTY RECORDS;
THENCE ALONG THE SOUTHERLY LINE OF NORTH RIVER DRIVE, NORTHWESTERLY ALONG A CURVE TO THE RIGHT, FROM A POINT WITH A RADIAL BEARING OF SOUTH 09º52'36" WEST, HAVING A RADIUS OF 490.00 FEET, THROUGH A CENTRAL ANGLE OF
14º26'42", AN ARC LENGTH OF 123.53 FEET TO A POINT WITH A RADIAL BEARING OF SOUTH 24º19'18" WEST;
THENCE LEAVING SAID SOUTHERLY LINE, SOUTH 13º41'40" WEST 259.69 FEET TO THE SAID TRUE POINT OF BEGINNING OF THIS DESCRIPTION,

EXCEPT ALL THAT PORTION LYING WITHIN THE BOUNDS OF NORTH RIVER DRIVE AND

WASHINGTON STREET AS CONVEYED TO THE CITY OF SPOKANE BY THAT CERTAIN DEED RECORDED UNDER AUDITOR'S FILE NO. 8303040033, IN VOLUME 627 OF DEEDS AT PAGE 647, AND BY THAT CERTAIN DEED RECORDED UNDER AUDITOR'S FILE NO. 5040407, SPOKANE COUNTY RECORDS, AS DISCLOSED BY CERTIFICATE OF APPROVAL OF BOUNDARY LINE ADJUSTMENT RECORDED JULY 16, 2001 UNDER RECORDING NO.
4609148. PARCEL A1:
RECIPROCAL RIGHTS FOR INGRESS, EGRESS, PARKING AND WALKWAYS AS GRANTED IN PARKING AGREEMENT RECORDED APRIL 13, 2001 UNDER SPOKANE COUNTY RECORDING NO. 4575852 OVER THE FOLLOWING DESCRIBED PARCELS:

PARCEL F OF SHORT PLAT NO. CITY 89-07, ACCORDING TO PLAT RECORDED IN VOLUME 7 OF SHORT PLATS, PAGES 91 AND 92, UNDER RECORDING NO. 9108130271, TOGETHER WITH THE WEST 148 FEET OF PARCEL D OF THE NORTHBANK DEVELOPMENT (#CITY 91-
07) ACCORDING TO SHORT PLAT RECORDED IN VOLUME 8 OF SHORT PLATS, PAGES 22 AND 23, IN THE CITY OF SPOKANE, SPOKANE COUNTY, WASHINGTON.

PARCEL A2:

AN EASEMENT FOR INGRESS, EGRESS, PARKING AND WALKWAYS AS CREATED BY PARKING AGREEMENT AND RESTRICTIVE COVENANT RECORDED JULY 25, 2001, UNDER SPOKANE COUNTY RECORDING NO. 4613090 AND 4613091 OVER THE FOLLOWING DESCRIBED PROPERTY:

A PARCEL OF LAND IN THE EAST HALF OF SECTION 18, TOWNSHIP 25 NORTH, RANGE 43 EAST, W.M., SPOKANE COUNTY, WASHINGTON, DESCRIBED AS FOLLOWS:

COMMENCING AT THE EAST QUARTER CORNER OF SAID SECTION 18;
THENCE ALONG THE EAST LINE OF SAID SECTION, SOUTH 00°11'49" WEST, A DISTANCE OF 459.90 FEET, MORE OR LESS, TO THE NORTHWESTERLY CORNER OF THAT CERTAIN PARCEL OF LAND CONVEYED BY PERCY B. THOMPSON TO THE SPOKANE INTERNATIONAL RAILWAY COMPANY BY QUIT CLAIM DEED DATED DECEMBER 12, 1905, RECORDED DECEMBER 14, 1905, IN VOLUME 164 OF DEEDS AT PAGE 587;
THENCE ALONG THE NORTHERLY LINE OF SAID DEEDED PARCEL, NORTH 89°39'21" WEST
194.31 FEET;
THENCE NORTH 89°18'30" WEST 330.69 FEET;
THENCE NORTH 78°46'00" WEST 183.02 FEET;
THENCE NORTH 74°06'30" WEST 29.00 FEET TO THE TRUE POINT OF BEGINNING OF THIS DESCRIPTION; THENCE CONTINUING NORTH 74°06'30" WEST 116.65 FEET;
THENCE SOUTH 84°00'30" WEST 68.13 FEET;
THENCE NORTH 73°51'00" WEST 42.67 FEET;
THENCE LEAVING SAID NORTHERLY LINE, NORTH 13°41'40" EAST 259.69 FEET TO THE SOUTHERLY LINE OF NORTH RIVER DRIVE, AS ESTABLISHED BY THAT CERTAIN DEED TO THE CITY OF SPOKANE RECORDED IN VOLUME 627 AT PAGE 647, SPOKANE COUNTY RECORDS;
THENCE ALONG SAID SOUTHERLY LINE, SOUTHEASTERLY ALONG A CURVE TO THE LEFT, FROM A POINT WITH A RADIAL BEARING OF SOUTH 24°19'18" WEST, HAVING A RADIUS OF 490.00 FEET, THROUGH A CENTRAL ANGLE OF 14°26'42", AN ARC LENGTH OF
123.53 FEET;

THENCE LEAVING SAID SOUTHERLY LINE SOUTH 00°25'07" WEST 9.75 FEET; THENCE SOUTH 89°34'53" EAST, 43.54 FEET TO A POINT LYING NORTH 00°25'07" EAST FROM THE TRUE POINT OF BEGINNING;
THENCE SOUTH 00°25'07" WEST 242.72 FEET TO THE SAID TRUE POINT OF BEGINNING. PARCEL B:
A PARCEL OF LAND SITUATED IN THE EAST HALF OF SECTION 18, TOWNSHIP 25 NORTH, RANGE 43 EAST, W.M., SPOKANE COUNTY, WASHINGTON, DESCRIBED AS FOLLOWS:

COMMENCING AT THE EAST QUARTER CORNER OF SAID SECTION 18;
THENCE ALONG THE EAST LINE OF SAID SECTION, SOUTH 00°11'49" WEST, A DISTANCE OF 459.90 FEET, MORE OR LESS, TO THE NORTHWESTERLY CORNER OF THAT CERTAIN PARCEL OF LAND CONVEYED BY PERCY B. THOMPSON TO THE SPOKANE INTERNATIONAL RAILWAY COMPANY BY QUIT CLAIM DEED DATED DECEMBER 12, 1905, RECORDED DECEMBER 14, 1905, IN VOLUME 164 OF DEEDS AT PAGE 587;
THENCE ALONG THE NORTHERLY LINE OF SAID DEEDED PARCEL, NORTH 89°39'21" WEST
194.31 FEET;
THENCE NORTH 89°18'30" WEST 330.69 FEET;
THENCE NORTH 78°46'00" WEST 183.02 FEET;
THENCE NORTH 74°06'30" WEST 29.00 FEET TO THE TRUE POINT OF BEGINNING OF THIS DESCRIPTION;
THENCE CONTINUING NORTH 74°06'30" WEST 116.65 FEET; THENCE SOUTH 84°00'30" WEST 68.13 FEET;
THENCE NORTH 73°51'00" WEST 42.67 FEET;
THENCE LEAVING SAID NORTHERLY LINE, NORTH 13°41'40" EAST 259.69 FEET TO THE SOUTHERLY LINE OF NORTH RIVER DRIVE, AS ESTABLISHED BY THAT CERTAIN DEED TO THE CITY OF SPOKANE RECORDED IN VOLUME 627 AT PAGE 647, SPOKANE COUNTY RECORDS;
THENCE ALONG SAID SOUTHERLY LINE, SOUTHEASTERLY ALONG A CURVE TO THE LEFT, FROM A POINT WITH A RADIAL BEARING OF SOUTH 24°19'18" WEST, HAVING A RADIUS OF 490.00 FEET, THROUGH A CENTRAL ANGLE OF 14°26'42", AN ARC LENGTH OF

123.53	FEET;
THENCE LEAVING SAID SOUTHERLY LINE SOUTH 00°25'07" WEST 9.75 FEET; THENCE SOUTH 89°34'53" EAST, 43.54 FEET TO A POINT LYING NORTH 00°25'07" EAST FROM THE TRUE POINT OF BEGINNING;
THENCE SOUTH 00°25'07" WEST 242.72 FEET TO THE SAID TRUE POINT OF BEGINNING, AS DISCLOSED BY CERTIFICATE OF APPROVAL OF BOUNDARY LINE ADJUSTMENT RECORDED JULY 16, 2001 UNDER RECORDING NO. 4609148.

PARCEL C:

AN EASEMENT FOR A RESTAURANT IN THE AIRSPACE OVER PUBLIC PROPERTY AS ESTABLISHED BY EASEMENT AND AGREEMENT RECORDED MAY 4, 1984 UNDER SPOKANE COUNTY RECORDING NO. 8405040161.

Tax Parcel ID No. 35184.0025 and 35184-0025 and 35185.0024 and 35184.0025

EXHIBIT B

Draw Procedures

Disbursements from any of the [PIP Reserve] [FF&E Reserve] shall be used to pay for the purposes provided for each such Reserve as described in Section 3.2 of the Loan Agreement, as applicable. Advances from any such Reserve shall be further subject to the following terms and conditions:

(a)    Following receipt and approval of a draw request substantially in the form attached hereto as Annex I to Exhibit B (each a “Disbursement Request”), Agent shall make advances from the specified Reserve within ten (10) Business Days after receipt of all of the foregoing documentation from or on behalf of Borrowers, further subject to the following:

(1)    No advances will be made for deposits, retainers or Stored Materials, other than (a) advances made from the First PIP Bucket, (b) such items as approved by Agent in the PIP Backup pursuant to Section 3.2(a), and (c) items constituting Stored Material (which comply with conditions and covenants set forth in Section 3.2(a)(vii)) as of the date of the Disbursement Request, which items were approved by Agent in the PIP Backup but were not identified in the PIP Backup as items constituting Stored Materials.

(2)    If reasonably requested by Agent in relation to any new construction, a notice of commencement shall be filed prior to commencement of applicable work to be performed, if any, in form approved by Agent and as required by applicable law.

(b)    Agent shall disburse any advance from any Reserve directly to Borrowers or their designee to pay any specific invoice. Borrowers hereby irrevocably direct and authorize Agent to so advance such amounts from the applicable Reserve. Agent may, at Borrowers’ expense, conduct an audit, inspection, or review of the Property to confirm the amount of the requested improvements advance.

(c)    Borrowers shall not use any portion of any advance from any Reserve for payment of any other cost except as specifically set forth in a Disbursement Request approved by Agent.

(d)    If so required by Agent in its Permitted Discretion, Borrowers shall have furnished to Agent evidence that all required inspections by governmental authorities, if any, have been satisfactorily completed as and when required by applicable law.

(e)    If so required by Agent in its Permitted Discretion, Agent shall have received a report of Agent’s Construction Consultant, which report shall confirm that the Disbursement Request is accurate and complete, and that the work covered by or goods and services to be received under the applicable request for advance has been performed and the applicable materials, goods, as applicable, have been or will be furnished.

(f)    Agent reserves the right to require, in its Permitted Discretion, a date down endorsement in form acceptable to Agent, in its Permitted Discretion, for the Title Policy in relation to the Property as a condition to any or all advances from any Reserve.

(g)    Such other documents or items as Agent or its counsel may require in their reasonable discretion.

(h)	No Default or Event of Default shall have occurred and be continuing.

(i)    Unless otherwise disclosed to Agent, the representations and warranties contained in the Loan Documents are true and correct in all material respects as if remade on the date of the advance and on the date that the advance is requested and all representations and warranties of Borrowers contained in the Loan Documents shall be deemed to be remade on the date of any subsequent advances or release.

(j)    Borrowers shall have paid Agent’s costs and expenses in connection with such advance (including title charges, and costs and expenses of Agent’s Construction Consultant and attorneys, as applicable), if any, to the extent set forth in the Loan Agreement.

(k)    No condemnation or adverse, as determined by Agent, zoning or usage change proceeding shall have occurred or shall have been threatened against the subject Property, the subject Property shall not have suffered any significant damage by fire or other casualty which has not been repaired or is not being restored in accordance with the Loan Agreement; no law, regulation, ordinance, moratorium, injunctive proceeding, restriction, litigation, action, citation or similar proceeding or matter shall have been enacted, adopted, or threatened by any Governmental Authority, which is reasonably like to have, in Agent’s reasonable judgment, a Material Adverse Change.

(l)    Borrowers have received no notice and has no knowledge of any litigation, proceedings (including a Bankruptcy Proceeding), Liens or claims of Lien, either filed or threatened against Borrowers or any Property, except the Liens of Agent for the benefit of the Lenders, Permitted Exceptions and Liens that remain unsatisfied or un-bonded for a period of less than twenty (20) days after the date of filing or service.

Annex 1 to Exhibit B

Disbursement Request

Pacific Western Bank
5404 Wisconsin Ave, 2nd Floor Chevy Chase, Maryland 20815 Attn: Credit Administration

PROPERTY NAME:
BORROWERS:    (collectively, the “Borrowers”)
DRAW NO:

Reference is hereby made to that certain Loan Agreement, dated as of January 15, 2015 (as may be amended, restated, supplemented, or otherwise modified from time to time, the “Loan Agreement”), executed by and among Borrowers, the Lenders party thereto from time to time, and Pacific Western Bank, as agent (in such capacity, together with its successors and assigns, “Agent”). Capitalized words and phrases used herein without definition shall have the respective meanings ascribed to such words and phrases in the Loan Agreement.

1.Pursuant to the Loan Agreement, Borrowers hereby request a disbursement from the [PIP Reserve] [FF&E Reserve] in the amount of $[    ].

2.Borrowers acknowledge that the approval of this disbursement from the [PIP Reserve] [FF&E Reserve] by Agent is subject to all of the terms and conditions precedent for the disbursement of amounts in such Reserve as set forth in Section 3.2 of the Loan Agreement and Exhibit B to the Loan Agreement, as applicable, which may include, without limitation, inspection of the Property, verification of the matters set forth in this Disbursement Request, and the availability of funds in such Reserve.

3.The Borrowers agree to provide a Vendor Payee List (Sworn Owner’s Statement) showing the name and the amount currently due each party to whom any Borrower is obligated for labor, material, and/or services supplied in relation to the disbursement requested in this Disbursement Request.

4.	The Borrowers hereby represent, warrant and covenant with Agent as follows:

(a)
all conditions precedent to the disbursement from the [PIP Reserve] [FF&E Reserve] requested hereunder have been satisfied, including, without limitation, performance of all of the Obligations of Borrowers under the Loan Agreement and the other Loan Documents required to have been performed as of the date hereof;

(b)
except as otherwise identified to Agent in writing, all representations and warranties made by Borrowers to Agent in the Loan Agreement and otherwise in connection with the Loan continue to be accurate;

(c)	no Default or Event of Default exists under the Loan Agreement;

(d)
Borrowers have not received notice and have no knowledge of any litigation, proceedings (including proceedings under Title 11 of the United States Code), Liens or claims of Lien, either filed or threatened against any Borrower or any Property, except the Liens of Agent and those which have heretofore been specifically identified in writing to Agent;

(e)
the requested disbursement from the [PIP Reserve] [FF&E Reserve] will be used to pay or reimburse Borrowers for expenditures described in the applicable subsection of Section 3.2 of the Loan Agreement or otherwise approved in writing by Agent;

(t) all disbursements from any Reserve previously advanced or disbursed by Agent to Borrowers for labor, materials, and/or services furnished prior to this Disbursement Request have been paid to the parties entitled to such payment and have been used substantially for the purpose for which they were requested;

(g)
the total amount of the requested disbursement pursuant to this Disbursement Request represents the actual amount payable to those third parties who have performed work on the Property, and all of such disbursement requested hereby will be used as payment for work or materials on the Property described on the attached documentation and for no other reason; and

(h)
Borrowers have attached hereto all lien waivers and documents necessary, if any, to evidence that the materials, work and/or expenditures to be funded by the requested disbursement have been installed, completed and are paid for, or will be paid for, upon such disbursement to Borrowers or their designee; and

(i)
Borrowers shall provide Agent with any additional documentation and/or other evidence as Agent shall request, in its Permitted Discretion, to establish that the expenditures to be funded by the requested disbursement have been contracted for, ordered, installed, completed, as applicable, and are paid for or will be paid upon such disbursement to Borrowers or their designee.

The amount of change orders in dispute between Borrowers and the third party completing the work to be reimbursed and/or funded by the disbursement requested hereby is
$[    ].

Borrowers hereby agree and acknowledge that this affidavit is made for the purpose of inducing Agent to make a disbursement from the [PIP Reserve] [FF&E Reserve] to Borrowers, and Agent and Lenders are relying upon the accuracy of such matters in making such disbursement, and Borrowers certify that the statements made herein and in any documents submitted herewith are true and correct.

Borrowers request that this draw be funded and that the funds be deposited to the following account number    at    .

IN WITNESS WHEREOF, the Borrowers have executed this Disbursement Request as of
    , 20

BORROWERS:

RL VENTURE HOLDING LLC,
a Delaware limited liability company

By:      Name:      Title:

RL BEND, LLC,
a Delaware limited liability company

By:      Name:      Title:

RL BOISE, LLC,
a Delaware limited liability company

By:      Name:      Title:

RL COOS BAY, LLC,
a Delaware limited liability company

By:      Name:      Title:

RL EUREKA, LLC,
a Delaware limited liability company

By:      Name:      Title:

RL OLYMPIA, LLC,
a Delaware limited liability company

By:      Name:      Title:

RL PASCO, LLC,
a Delaware limited liability company

By:      Name:      Title:

RL PORT ANGELES, LLC,
a Delaware limited liability company

By:      Name:      Title:

RL POST FALLS, LLC,
a Delaware limited liability company

By:      Name:      Title:

RL REDDING, LLC,
a Delaware limited liability company

By:      Name:      Title:

RL RICHLAND, LLC,
a Delaware limited liability company

By:      Name:      Title:

RL SALT LAKE, LLC,
a Delaware limited liability company

By:      Name:      Title:

RL SPOKANE, LLC,
a Delaware limited liability company

By:      Name:      Title:

EXHIBIT C

Each Borrower and Parent shall at all times be a Single Purpose Entity. As used herein, “Single Purpose Entity” shall mean a corporation, partnership, joint venture, association, joint stock company, trust, trustee, estate, limited liability company, unincorporated organization, real estate investment trust, or any other form of entity, which complies with the provisions set forth herein, including, without limitation, the requirements that each Borrower and Parent, as applicable, has not and shall not:

(a)(x) with respect to any PropCo Borrower, fail to be organized solely for the purpose of (i) owning the Properties, (ii) entering into the Loan Documents to which it is a party, and (iii) engaging in any activity that is incidental, necessary or appropriate to accomplish the foregoing; (y) with respect to Holding, be organized for any purpose other than
(i)owning each PropCo Borrower, (ii) entering into the Loan Documents to which it is a party, and (iii) engaging in any activity that is incidental, necessary or appropriate to the foregoing; and, (z) with respect to Parent, be organized for any purpose other than (i) owning Holding,
(ii)entering into the Loan Documents to which it is a party, and (iii) engaging in any activity that is incidental, necessary or appropriate to the foregoing;

(b)(x) with respect to any PropCo Borrower, engage in any business or activity other than the ownership of a Property, and activities incidental thereto, (y) with respect to Holding, engage in any business or activity other than the ownership of each PropCo Borrower, and activities incidental thereto, and (z) with respect to Parent, engage in any business or activity other than the ownership of Holding, and activities incidental thereto;

(c)(x) with respect to any PropCo Borrower, own any material assets other than (i) a Property, and (ii) such incidental personal property as may be necessary for the operation of such Property, (y) with respect to Holding, own any material asset other than (i) its interest in each PropCo Borrower, and (ii) such incidental personal property as may be necessary to effectuate its purpose; and (z) with respect to Parent, own any material asset other than (i) its interest in Holding, and (ii) such incidental personal property as may be necessary to effectuate its purpose;

(d)merge into or consolidate with any Person, to the fullest extent permitted by law, dissolve, terminate, wind up or liquidate in whole or in part, change its legal structure without Agent’s prior consent or, except as permitted by the Loan Documents, transfer or otherwise dispose of all or substantially all of its assets;

(e)fail to preserve its existence as an entity duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization or formation, and, with respect to any PropCo Borrower, qualification to do business in the state where any Property owned by such PropCo Borrower is located, or without the prior written consent of Agent in its Permitted Discretion, amend, modify, terminate or fail to comply with the provisions of any Borrower’s organizational documents or Parent’s organizational documents, as the case may be;

(f)own, form or acquire any subsidiary or make any investment in, any Person, other than (x) Holding’s ownership of each PropCo Borrower, and (y) Parent’s ownership of Holding;

(g)commingle its assets with the assets of any of its equitable or beneficial owners, Affiliates, principals or of any other Person (other than Holding as owner of each PropCo Borrower with respect to the management and operation of the PropCo Borrowers or the Properties) nor fail to hold title to all of its assets in its own name;

(h)with respect to any Borrower and the Parent, incur any Debt other than Permitted Debt;

(i)fail to pay its debts and liabilities from its assets as the same shall become due, so long as sufficient cash flow from the Property exists;

(j)fail to maintain its records, books of account and bank accounts separate and apart from those of the equitable or beneficial owners, principals and Affiliates of any Borrower or of Parent, as the case may be, or fail to maintain such books and records in the ordinary course of its business (except that Borrowers may be included in consolidated financial statements of another Person, so long as (i) its separate assets shall be clearly indicated as such on such statement and such statements will indicate that each Borrower’s assets and credit are available to satisfy the debts and other obligations of any other Person, and (ii) such assets shall also be listed on each Borrower’s own separate balance sheet);

(k)except as permitted by the Loan Documents (including without limitation, each Property Management Agreement, any Franchise Agreement and any fees payable pursuant to the Parent Operating Agreement), enter into any contract or agreement with any equitable or beneficial owner, principal or Affiliate of any Borrower or of Parent any Guarantor, or any equitable or beneficial owner, principal or Affiliate thereof, except upon terms and conditions that are intrinsically fair, commercially reasonable and substantially similar to those that would be available on an arms-length basis with third parties other than any equitable or beneficial owner, principal or Affiliate of Borrower or of Parent, any Guarantor or any equitable or beneficial owner, principal or Affiliate thereof;

(l)to the fullest extent permitted by law, seek the dissolution or winding up in whole, or in part, of any Borrower or of Parent;

(m)fail to make best efforts correct any known misunderstandings regarding the separate identity of any Borrower, or of Parent, as the case may be, from any equitable or beneficial owner, principal or Affiliate thereof or any other Person;

(n)other than in connection with the Loan, guaranty or become obligated for the debts of any other Person or hold out its credit as being able to satisfy the debts of another Person; make any loans or advances to any third party, including any equitable or beneficial owner, principal or Affiliate of any Borrower, or of Parent, as the case may be, or any equitable or beneficial owner, principal or Affiliate thereof, nor buy or hold evidence of indebtedness issued by any other Person (other than cash or investment grade securities);

(o)fail to pay any taxes required to be paid by it under applicable law; nor fail to file its own tax returns, nor file a consolidated federal income tax return with any other entity, except to the extent that any Borrower is treated as a “disregarded entity” for tax purposes and is not required to file tax returns under any applicable law;

(p)except for the common branding of any Property with other Properties or properties pursuant to the terms of the Property Management Agreements and/or any Franchise Agreement, fail to hold itself out to the public as a legal entity separate and distinct from any other Person;

(q)fail to conduct its business solely in its own name, mislead others as to the identity with which such other party is transacting business, or other than in connection with the Loan, suggest that any Borrower or Parent, as the case may be, is responsible for the debts of any third party (including any equitable or beneficial owner, principal or Affiliate of any Borrower, or of Parent, as the case may be, or any equitable or beneficial owner, principal or Affiliate thereof);

(r)	intentionally omitted;

(s)hold itself out as or be considered as a department or division of (i) any equitable or beneficial owner, principal, or Affiliate of any Borrower or of Parent, as the case may be, (ii) any Affiliate of an equitable or beneficial owner or principal of Borrower or of Parent, as the case may be, or (iii) any other Person;

(t)fail to maintain separate financial statements and accounting records, showing its assets and liabilities separate and apart from those of any other Person (except that Borrowers may be included in consolidated financial statements of another Person, so long as
(i)its separate assets shall be clearly indicated as such on such statement and such statements will indicate that each Borrower’ assets and credit are available to satisfy the debts and other obligations of any other Person, and (ii) such assets shall also be listed on each Borrower’s own separate balance sheet);

(u)	fail to observe all applicable organizational formalities;

(v)	intentionally omitted;

(w)	intentionally omitted;

(x)fail to allocate fairly and reasonably any overhead expenses that are shared with an Affiliate, including paying for office space and services performed by any employee of an Affiliate;

(y)fail to use separate stationery, invoices and checks bearing its own name (except for the common branding of any Property with other Properties or properties pursuant to the terms of the Property Management Agreements and/or any Franchise Agreement);

(z)in the case of Borrowers, pledge its assets for the benefit of any other Person, other than in connection with the Loan and, in the case of Parent, in connection with the Loan;

(aa) acquire the obligations or securities of any equitable or beneficial owner, principal or Affiliate of Borrower or of Parent, as the case may be, any Guarantor or any equitable or beneficial owner, principal or Affiliate thereof, other than (x) Holding’s ownership of each PropCo Borrower, and (y) Parent’s ownership of Holding;

(bb) fail to maintain its assets in such a manner that it will not be costly or difficult to segregate, ascertain or identify its individual assets from those of any other entity;

(cc) with respect to any Borrower, have any obligation to indemnify its equitable or beneficial owners or, except as set forth in Section 5.38, Affiliates, as the case may be, or have such an obligation only if it is fully subordinated to the Loan and will not constitute a claim against it in the event that cash flow in excess of the amount required to pay the Loan is insufficient to pay such obligation;

(dd)    intentionally omitted;

(ee) other than in connection with the Loan, have any of its obligations guaranteed by any equitable or beneficial owner, principal or Affiliate of any Borrower;

(ff) take for itself or cause any other entity to take any of the following actions without the prior unanimous written consent of its partners, members or managers, as applicable and the Independent Director (as defined below) of each such Person: (i) file or consent to the filing of any bankruptcy, insolvency or reorganization case or proceeding; institute any proceedings under any applicable insolvency law; file an answer or other pleading admitting or failing to contest the material allegations of a petition filed against it in any proceeding of this nature or otherwise seek any relief under any laws relating to the relief from debts or the protection of debtors generally, (ii) seek, consent to or acquiesce to the appointment of a receiver, liquidator, assignee, trustee, sequestrator, custodian or any similar official for itself or any other entity, (iii) make an assignment of its assets for the benefit of its creditors or an assignment of the assets of another entity for the benefit of such entity’s creditors, or (iv) take any action in furtherance of the foregoing;

(gg)    with respect to Holding and Parent, fail at any time to have at least one

(1)	independent manager or director that is not and has not been for at least five (5) years:

(i)a manager or director (other than in its capacity as an independent manager or director of any Borrower and/or Parent or an Affiliate), officer, employee, trustee, trade creditor, customer, supplier, member attorney, counsel or shareholder (or spouse, parent, sibling or child of the foregoing) of (i) any Borrower or Parent, (ii) a principal of any Borrower or Parent, (iii) any equitable or beneficial owner, partner, principal or Affiliate of any Borrower of Parent or of a principal of any such Person, or
(iv)any Affiliate of any equitable or beneficial owner, partner, or principal of any Borrower or Parent or of a principal of any such Person; or

(ii) a creditor, customer, supplier or Person who derives any of its purchases or revenues from its activities with (i) any Borrower or Parent, (ii) a principal of any Borrower or Parent, (iii) any equitable or beneficial owner, partner, principal or Affiliate of any Borrower or Parent or of a principal of any such Person, or (iv) any Affiliate of any equitable or beneficial owner, partner, or principal of any Borrower or Parent or of a principal of any such Person; (each such independent manager or director, an “Independent Director”);

a natural person who satisfies the foregoing definition other than subparagraph (gg)(ii) shall not be disqualified from serving as an Independent Director of Borrower or Parent if such individual is an Independent Director provided by a nationally-recognized company that provides professional independent managers (a “Professional Independent Director”) and other corporate services in the ordinary course of its business. A natural person who otherwise satisfies the foregoing definition other than subparagraph (gg)(i) by reason of being the independent manager or director of a “special purpose entity” affiliated with Borrower shall not be disqualified from serving as an Independent Director of any Borrower or Parent if such individual is either (i) a Professional Independent Director or (ii) the fees that such individual earns from serving as Independent Director of Affiliates of any Borrower or Parent in any given year constitute in the aggregate less than five percent (5%) of such individual’s annual income for that year; or

(hh)    fail to be formed and organized as a limited liability company under the laws of the State of Delaware.

Exhibit D Insurance
(a)Property Insurance. For so long as any Obligation is outstanding, Borrower shall continuously maintain property insurance in accordance with the following provisions:

(i)Special Perils Form/All Risk Property Coverage. Borrower shall maintain property insurance with respect to the Improvements, Fixtures and Personal Property insuring against any peril now or hereafter included within the classification “All Risks of Physical Loss,” including, without limitation, losses from fire, lightning, building collapse, debris removal, windstorm, hail, explosion, smoke, aircraft and vehicle damage, riot, vandalism and malicious mischief, falling objects, impact of vehicles and aircraft, weight of snow, ice or sleet, collapse, mudslide, sinkhole, subsidence, tsunami, water damage and sprinkler leakage, in amounts at all times sufficient to prevent Borrower or Agent from becoming a co-insurer within the terms of the applicable law, but in any event such insurance shall be maintained in an amount equal to the full replacement cost of the Improvements, Fixtures and Personal Property. The term “replacement cost” means the actual replacement cost (without taking into account any depreciation and exclusive of excavations, footings and foundation, landscaping and paving) determined annually by an insurer, a recognized independent insurance agent or broker or an independent appraiser selected and paid by Borrower. The policy shall include an agreed amount endorsement or a waiver of the coinsurance requirement and an inflation guard endorsement.

(ii)Flood and Mudslide. Flood and mudslide insurance in amount equal to the lesser of (1) the amount required for one hundred percent (100%) of the full replacement value of the Improvements, Fixtures and Personal Property, with co- insurance clause if any, only as acceptable to Agent, or (2) the maximum limit of coverage available with respect to the Property under the Federal Flood Insurance Program; provided that such flood and mudslide insurance shall not be required if Borrower shall provide Agent with evidence satisfactory to Agent that the Property is not situated within an area identified by the Secretary of Housing and Urban Development (or any other appropriate governmental department, agency, bureau, board, or instrumentality) as an area having special flood or mudslide hazard, and that no flood or mudslide insurance is required on the Property by any regulations under which the Agent is governed;

(iii)Boiler and Machinery Coverage. Borrower shall maintain broad form, replacement cost basis boiler and machinery insurance (without exclusion for explosion) covering all boilers or other pressure vessels, machinery, equipment and air conditioning or heating units located in, on or about the Property and insurance against physical loss, rental loss, extra expense, expediting loss and loss of occupancy or use arising from any breakdown in such amounts as are generally required by institutional lenders for properties comparable to the Property.

(iv)Rent Loss/Business Interruption/Extra Expense. Borrower shall maintain business interruption and/or loss of “rental income” insurance in an amount sufficient to avoid any co-insurance penalty and to provide proceeds that will cover a period of not less than twelve (12) months from the date of casualty or loss, the term “rental income” to mean the sum of (i) the total then ascertainable rents escalations and all other recurring sums payable under the leases affecting the subject property and
(ii)the total ascertainable amount of all other amounts to be received by Borrower from third parties which are the legal obligation of the tenants, reduced to the extent such amounts would not be received because of operating expenses not incurred during a period of non-occupancy to that portion of the subject property then not being occupied. The policy shall include an agreed amount endorsement or a waiver of the coinsurance requirement.

(v)Building Ordinance or Law. Borrower shall maintain building ordinance coverage in amount of the replacement cost.

(vi)Builder’s Risk. Borrower shall maintain at all times during which structural construction, repair or alterations are being made with respect to the Property
(1) reasonable liability insurance, to be determined by the scale and type of work being performed, to be required of all contractors involved in the work, to be primary and non- contributory to coverage provided by or under the terms or provisions of the commercial general liability insurance policy described in Section 5.12(b)(i) below, and (2) the insurance provided for in Section 5.12(a)(i) above written on a builder’s risk completed value form (a) on a non-reporting basis, (b) against all risks of physical loss, including earthquake and flood, (c) including permission to occupy the subject property, and
(d)with an agreed amount endorsement (including soft costs), specifications, blueprints/models, demolition, increased cost of construction and rental interruption for delayed opening as pertinent, waiving co-insurance provisions.

(vii)Terrorism Coverage. In the event that such coverage with respect to terrorist acts is not included as part of the insurance policy required by Section 5.12(a)(i) above, coverage against loss or damage by terrorist acts in an amount equal to one hundred percent (100%) of the full replacement value of the Improvements, Fixtures and Personal Property, with a co-insurance clause, if any, only as acceptable to Agent.

(b)Liability Insurance. For so long as any Obligation is outstanding, Borrower shall continuously maintain liability insurance in accordance with the following provisions:

(i)Commercial General Liability Insurance. Borrower shall maintain commercial general liability insurance, including bodily injury and property damage liability insurance against any and all claims, including all legal liability to the extent insurable and imposed upon Agent and all court costs and attorneys’ fees and expenses, arising out of or connected with the possession, use, leasing, operation, maintenance or condition of the subject property in the minimum amount of $5,000,000 per occurrence and annual aggregate. A combination of primary and umbrella/excess liability insurance policies can be obtained to satisfy these liability limits requirements. Such liability insurance must be occurrence-based coverage, rather than claims made coverage. This insurance must stand on its own with no shared participation or proration and be on a following form basis.

(ii)Liquor Liability/Dram Shop. If alcoholic beverages are sold or served at the Property, by Borrower or tenants, Borrower shall maintain dram shop, host liquor liability of liquor liability coverage of at least Ten Million Dollars ($10,000,000) per occurrence and annual aggregate. The combination of primary and umbrella/excess liability policies can be obtained to satisfy these liability limits requirements.

(iii)Automobile. Borrower shall maintain automobile liability insurance if over the road vehicles, whether owned, hired or non-owned, are operated in conjunction with the Property. The combination of the primary automobile liability and applicable umbrella/excess liability must equal a minimum of $1,000,000 combined single limit and $2,000,000 annual aggregate.

(iv)	Intentionally Omitted.

(c)Additional Insurance. Borrower shall maintain such other insurance with respect to Borrower and the subject property against loss or damage of the kinds from time to time required by Agent loan class requirements to the extent such additional insurance is for perils and in amounts customarily required by institutional lenders for properties or commercial activities comparable to the Property or commercial activities and to the extent such other insurance is available at commercially reasonable rates.

(d)Insurance Company Rating/Qualification. The insurance company or companies issuing the policies required hereunder (each a “Policy”, and collectively the “Policies”) each must be a U.S. domestic insurance standard stock company or non- participating mutual company that is a primary insurer and has a current general policy rating of A or better and a current financial size category of VIII or better by A.M. Best Company, Inc. All insurers must be licensed and in good standing in the state in which the Property is located and otherwise be acceptable to Agent.

(e)Named Insured; Additional Insured; Loss Payable. All Policies shall name Borrower as the insured. Each Policy, except Workers Compensation, shall name Agent as an additional insured. Each Policy referred to in Section 5.12(a) must provide that all proceeds be payable to Agent and shall contain a deductible of not more than $25,000 (earth movement and flood will vary with the location of the Property and may exceed that limit) or as otherwise acceptable to Agent. Each Policy referred to in Section 5.12(b), except for Worker’s Compensation, must be written on an occurrence form basis.

(f)Required Provisions. All Policies shall contain: (1) the agreement of the insurer to give Agent at least thirty (30) days notice prior to cancellation or expiration and at least ten (10) days notice on non-payment of premium; (2) a waiver of subrogation rights against Agent and, if available, Borrower; (3) an agreement that such Policies are primary and non-contributing with any insurance that may be carried by Agent; (4) a statement that the insurance shall not be invalidated should any insured waive in writing prior to a loss any or all right of recovery against any party for loss accruing to the property described in the Policy; and
(5) if obtainable, a provision that no act or omission of Borrower shall affect or limit the obligation of the insurance carrier to pay the amount of any loss sustained. As of the date hereof, and subject to any changes in such requirements which Agent may, in its sole discretion, make from time to time pursuant to its rights under this Section 5.12(f), each Policy shall contain a mortgagee’s Loss Payable endorsement, “Lender Clause”, or other noncontributory mortgagee clause of similar form and substance acceptable to Agent in favor of Agent as a first mortgagee.

***Confidential Treatment Requested

Exhibit E Allocated Loan Amount

Exhibit F

Property Improvement Plan and Budget

(See Attached)

***CONFIDENTIAL TREATMENT REQUESTED

Entity/ Property Number	Name	Description	2015	Bucket 1	Bucket 2	Bucket 3
804	HATP	PTAC - Guest Room	***	***
804	HATP	Elevator Car Refurbishment	***	***	***
804	HATP	400 New Telephones	***	***
804	HATP	Corridor Renovation - RL	***		***	***
804	HATP	Design	***	***
804	HATP	Room Remodel - RL	***		***	***
804	HATP	Restaurant and Lounge Remodel - RL	***		***	***
804	HATP	Lobby Renovation - RL	***		***	***
804	HATP	Lighting to Banquet prefunction area - chandelier	***	***
804	HATP	Suites - Bathrooms & misc.	***		***	***
804	HATP	Glass replacement - broken seals	***			***
804	HATP	Restaurant Restroom Remodel	***		***	***
804	HATP	Atrium & Windows Roof 2015	***		***
804	HATP	Exterior improvements - RL	***		***
804	HATP	Updated Credit Card Terminals (PMS, POS)	***	***
804	HATP	Lobby Display Panels	***	***
814	Templin's	Vacuum	***	***
814	Templin's	Quarry Tile Flooring	***	***
814	Templin's	Outdoor Furniture Allowance	***	***
814	Templin's	"Newer Model" used pontoon boat as rental/ROI $	***	***
814	Templin's	Pool Furniture	***	***
814	Templin's	Van Replacement	***	***
814	Templin's	Commercial Ice machine - River Grill	***	***
814	Templin's	River Grill upgrades	***	***
814	Templin's	Guest Room & Rest. Broken window seal(s) replac	***	***
814	Templin's	Paint Bldg Ext. \ Fix dry rot balconies & stairways	***		***
814	Templin's	Design	***	***
814	Templin's	Bar/Lounge & Restaurant Renovation	***		***	***
814	Templin's	Corridor Renovation - Lighting upgrade	***		***	***
814	Templin's	Meeting Rooms Renovation	***		***	***
814	Templin's	Public Restroom Renovation	***		***
814	Templin's	Landscaping	***		***
814	Templin's	Updated Credit Card Terminals (PMS, POS)	***	***
814	Templin's	Lobby Display Panels	***	***
816	Salt Lake	Vacuum – Housekeeping	***	***
816	Salt Lake	Van Replacement	***	***
816	Salt Lake	Carpet Shampooer	***	***
816	Salt Lake	Mechanical - Cooling Tower	***	***
816	Salt Lake	Kitchen Compactor	***	***
816	Salt Lake	Room Cart – Housekeeping	***	***
816	Salt Lake	Guest Bathroom Remodel - Tower Rooms	***		***	***
816	Salt Lake	Room Remodel	***		***	***
816	Salt Lake	Design	***	***
816	Salt Lake	Lobby Remodel (limited scope) / Gift Shop area	***		***	***
816	Salt Lake	13th Floor Meeting Rooms Renovation	***		***	***
816	Salt Lake	Restaurant Renovation	***		***	***
816	Salt Lake	Sliding door replacement w/energy & comfort	***	***
816	Salt Lake	13th Floor chairs – 300	***			***
816	Salt Lake	13th Floor start up china/glass/silver, equip, ice	***			***
816	Salt Lake	Exterior Fence / Dr John Store	***		***
816	Salt Lake	Banquet prefunction area - ceiling	***	***
816	Salt Lake	Small meeting room renovation	***		***
816	Salt Lake	Landscaping	***		***
816	Salt Lake	Updated Credit Card Terminals (PMS, POS)	***	***
816	Salt Lake	Lobby Display Panels	***	***
821	Olympia	Banquets - Riser	***	***
821	Olympia	Corridor Artwork (installed)	***		***	***
821	Olympia	Corridor Light Sconces	***		***	***
821	Olympia	Corridor Vending Area Floor Tile	***		***	***
821	Olympia	Electrical Upgrades (GFI, additional outlet) & Dry	***		***	***
821	Olympia	3rd floor remodel - fitness/lift/Guest room conv.	***		***	***
821	Olympia	Hillside Restoration Project, Phases 2 & 3	***		***	***
821	Olympia	Room Remodel - Mod./ Lobby	***		***	***
821	Olympia	Design	***	***
821	Olympia	Lobby Televisions	***	***
821	Olympia	Meeting Rooms Renovation	***		***	***
821	Olympia	Van	***	***
821	Olympia	Stairwell carpet and vinyl	***		***
821	Olympia	Lighting - Cooridors	***		***
821	Olympia	Kitchen - ceiling tiles	***	***
821	Olympia	Glass replacement - broken seals	***		***
821	Olympia	Public Restroom Renovation	***		***	***
821	Olympia	Restaurant & Lounge Renovation	***		***	***
821	Olympia	Updated Credit Card Terminals (PMS, POS)	***	***
821	Olympia	Lobby Display Panels	***	***
831	Eureka	3rd Floor balcony beam header	***		***
831	Eureka	Parking Lot Updates (formerly General Landscapi	***		***
831	Eureka	Bar/Lounge Renovation	***		***

December 2014	January 2015	February 2015	March 2015	April 2015	May 2015	June 2015	July 2015	August 2015	September 2015	October 2015	November 2015	December 2015	January 2016	February 2016	March 2016	April 2016
***
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MUFASA - ESTIMATED CAPEX SPENDING SCHEDULE

Bucket 1	Bucket 2	Bucket 3

	2,754,521	9,301,618	25,154,734
25,154,734	2,449,972	12,056,139	10,648,623	check

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***CONFIDENTIAL TREATMENT REQUESTED

Entity/ Property Number	Name	Description	2015	Bucket 1	Bucket 2	Bucket 3
831	Eureka	Corridor Renovation	***		***	***	***
831	Eureka	Elevator - Modernization - Hydro	***	***			***
831	Eureka	Room Remodel - Mod.	***		***	***	***
831	Eureka	Design	***	***			***
831	Eureka	Meeting Rooms Renovation	***		***	***	***
831	Eureka	2" Asphalt Overlay (including preparation) (SqFt)	***	***			***
831	Eureka	Restripe Parking Spaces (SqFt)	***	***			***
831	Eureka	Public Restroom Renovation - Lobby	***		***		***
831	Eureka	Restaurant tables and chairs	***	***			***
831	Eureka	Guest room doors - refinish	***			***	***
831	Eureka	landscaping - sidewalk / trees	***	***			***
831	Eureka	Glass replacement - broken seals	***		***		***
831	Eureka	Updated Credit Card Terminals (PMS, POS)	***	***			***
831	Eureka	Lobby Display Panels	***	***			***
837	Pasco	Ice Machine	***	***			***
837	Pasco	Faucet Replacement	***		***	***
837	Pasco	Shower Valve & Head, Tub Diverter, Tub Drain	***		***	***
837	Pasco	General Landscaping Allowance	***		***
837	Pasco	Restripe Parking Spaces (SqFt)	***	***
837	Pasco	Gable Roofing	***	***
837	Pasco	Bar/Lounge Renovation - Bin 20	***		***
837	Pasco	Corridor Renovation	***		***	***
837	Pasco	Design	***	***
837	Pasco	Room Remodel - Mod.	***		***	***
837	Pasco	Lobby Remodel	***		***
837	Pasco	2" Asphalt Overlay (including preparation) (SqFt)	***	***
837	Pasco	Automated Front Doors for Lobby	***	***
837	Pasco	Lighting - banquets	***		***
837	Pasco	Exterior improvements	***		***
837	Pasco	Lighting - Banquet prefunction area	***		***
837	Pasco	Updated Credit Card Terminals (PMS, POS)	***	***
837	Pasco	Lobby Display Panels	***	***
839	Port Angeles	Podium	***	***
839	Port Angeles	Crabhouse elevator Cab	***	***
839	Port Angeles	Trash Compactor	***	***
839	Port Angeles	Exterior Paint	***		***
839	Port Angeles	Public Restroom Renovation	***		***
839	Port Angeles	Pool Enclosure - Tent	***		***
839	Port Angeles	Design	***	***
839	Port Angeles	Patio fire pits and furniture	***		***
839	Port Angeles	Hotel Landscaping	***		***
839	Port Angeles	Lighting - Cooridors	***		***
839	Port Angeles	Glass replacement - broken seals	***		***
839	Port Angeles	landscaping - hanging pots	***		***
839	Port Angeles	Door Locks	***	***
839	Port Angeles	Updated Credit Card Terminals (PMS, POS)	***	***
839	Port Angeles	Lobby Display Panels	***	***
840	Redding	Structural Repair/Stucco Exterior Slump Stone	***		***
840	Redding	Laundry - Dryer	***	***
840	Redding	Washer	***	***
840	Redding	Chairs	***	***
840	Redding	Cooling Towers (2)	***	***
840	Redding	Corridor Renovation	***		***	***
840	Redding	Design	***	***
840	Redding	Room Remodel - Mod.	***		***	***
840	Redding	Lobby Remodel	***	***
840	Redding	Restaurant Remodel	***		***
840	Redding	Marquis & Monument sign front entrance	***		***
840	Redding	Furniture - Patios and balconies	***	***
840	Redding	lighting - exterior building	***		***
840	Redding	Sunscreen between buildings & Firepits	***		***
840	Redding	landscaping	***		***
840	Redding	Glass replacement - broken seals	***	***
840	Redding	Lounge furniture	***	***
840	Redding	Updated Credit Card Terminals (PMS, POS)	***	***
840	Redding	Lobby Display Panels	***	***
841	Richland	Roll a way - Housekeeping	***	***
841	Richland	Foot Bridge clean up	***		***
841	Richland	Convert cooling system from 2 pipe	***		***
841	Richland	Repaint the building & upgrade façade	***		***
841	Richland	Corridor Renovation	***		***	***
841	Richland	Design	***	***
841	Richland	Room Remodel - Mod.	***		***	***
841	Richland	General Landscaping Allowance	***		***
841	Richland	Outdoor Furniture Allowance	***		***
841	Richland	Laundry - Dryer	***	***	***
841	Richland	Washer	***	***	***
841	Richland	Meeting Rooms Renovation	***		***
841	Richland	Restaurant Remodel	***		***
841	Richland	Glass replacement - broken seals	***	***			***
841	Richland	Outdoor Lighting Allowance	***		***
841	Richland	Updated Credit Card Terminals (PMS, POS)	***	***

December 2014	January 2015	February 2015	March 2015	April 2015	May 2015	June 2015	July 2015	August 2015	September 2015	October 2015	November 2015	December 2015	January 2016	February 2016	March 2016	April 2016
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***CONFIDENTIAL TREATMENT REQUESTED

Entity/ Property Number	Name	Description	2015	Bucket 1	Bucket 2	Bucket 3
841	Richland	Lobby Display Panels	***	***			***
847	Bend	Reroof west & north wings of hotel - 3 tab	***	***			***
847	Bend	Install Laundry Dumbwaiter	***	***			***
847	Bend	Signage (room numbers & directionals)	***	***			***
847	Bend	Exterior Lighting Improvements	***		***		***
847	Bend	General Landscaping Allowance	***		***		***
847	Bend	Lobby / Back office / breakfast area Remodel	***		***		***
847	Bend	Vinyl siding and metal roofing	***		***		***
847	Bend	Room Remodel	***		***	***	***
847	Bend	Design	***	***			***
847	Bend	Main Sign replacement - Inn & Suites	***				***
847	Bend	Updated Credit Card Terminals (PMS, POS)	***	***	***		***
847	Bend	Lobby Display Panels	***	***	***		***
848	Boise	Room Remodel - Mod.	***		***	***	***
848	Boise	Carpet Shampooer - Housekeeping	***	***			***
848	Boise	Linen Cart - Housekeeping	***	***			***
848	Boise	Van replacement	***	***			***
848	Boise	Bar/Lounge/Restaurant Remodel	***		***		***
848	Boise	Main Lobby Doors (automatic)	***		***		***
848	Boise	Corridor Renovation	***		***	***	***
848	Boise	Design	***	***			***
848	Boise	General Landscaping Allowance	***		***		***
848	Boise	Meeting Rooms Renovation	***		***		***
848	Boise	Pool Furniture	***		***		***
848	Boise	Resurface Pool Bottom & Deck, Signage	***		***		***
848	Boise	Public Restroom Update	***		***		***
848	Boise	Main Lobby lighting/paint/sound	***		***		***
848	Boise	Glass replacement - broken seals	***		***		***
848	Boise	Updated Credit Card Terminals (PMS, POS)	***	***			***
848	Boise	Lobby Display Panels	***	***			***
849	Coos Bay	PTAC - Guest Room	***	***			***
849	Coos Bay	Banquet Risers / tables	***	***			***
849	Coos Bay	Vacuum - Housekeeping	***	***			***
849	Coos Bay	Banquets - Chairs	***	***			***
849	Coos Bay	Exterior Paint	***		***		***
849	Coos Bay	Room Cart - Housekeeping	***	***	***		***
849	Coos Bay	Outdoor Lighting Allowance	***		***
849	Coos Bay	Design	***	***
849	Coos Bay	Landscaping around parking lot	***		***
849	Coos Bay	Upgrade lighting on exterior corridiors	***		***
849	Coos Bay	Meeting Rooms Renovation	***		***
849	Coos Bay	Public Restrooms Remodel	***		***		***
849	Coos Bay	Restaurant Remodel	***		***		***
849	Coos Bay	Replace EIFS at main entrance	***		***		***
849	Coos Bay	Main Sign replacement - Inn & Suites	***		***		***
849	Coos Bay	Updated Credit Card Terminals (PMS, POS)	***	***			***
849	Coos Bay	Lobby Display Panels	***	***			***

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Totals		25,154,734	2,449,972	12,056,139	10,648,623	- - 818,349	634,270	5,515,667	2,470,427	955,799	840,523	2,893,468	2,813,229	2,375,411	2,262,848	2,149,674	1,072,912	352,156	- -
	Cumulative Capital Draw					818,349	1,452,619	6,968,286	9,438,713	10,394,512	11,235,035	14,128,503	16,941,731	19,317,142	21,579,991	23,729,665	24,802,577	25,154,733
Contingency    1,038,243

December 2014	January 2015	February 2015	March 2015	April 2015	May 2015	June 2015	July 2015	August 2015	September 2015	October 2015	November 2015	December 2015	January 2016	February 2016	March 2016	April 2016
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Contingency as a % of Remaining Total    4.13%    4.13%    4.13%    4.27%    4.38%    5.71%    6.61%    7.03%    7.46%    9.42%    12.64%    17.79%    29.04%    72.86%    294.82% 116329747.74%

Grand Total    26,192,977

Environmental Issues Funded by a different process

837	Pasco	Environmental Issue	***
839	Port Angeles	Environmental Issue	***

***    -    -
-    -    -    -    p

SCHEDULE A
OPERATING ACCOUNT

Borrower	Deposit Account #	Disbursement Account #
RL Spokane, LLC	#	#
RL Post Falls, LLC	#	#
RL Salt Lake, LLC	#	#
RL Olympia, LLC	#	#
RL Eureka, LLC	#	#
RL Pasco, LLC	#	#
RL Port Angeles, LLC	#	#
RL Redding, LLC	#	#
RL Richland, LLC	#	#
RL Bend, LLC	#	#
RL Boise, LLC	#	#
RL Coos Bay, LLC	#	#

SURVEYS

1.	ALTA/ASCM Land Title Survey, Red Lion Hotel, 1415 NE Third Street, Bend, OR, prepared by Duryea & Associates, P.S., Job No. 14-1880E, dated October 18, 2014, last revised November 11, 2014.

2.	ALTA/ASCM Land Title Survey, Red Lion Hotel, 1313 N Bayshore Drive, Coos Bay, OR, prepared by Duryea & Associates, P.S., Job No. 12-1666, dated October 20, 2014, last revised November 12, 2014.

3.	ALTA/ASCM Land Title Survey, Red Lion Hotel, 1929 4th Street, Eureka, CA, prepared by Duryea & Associates, P.S., Job No. 03-699B, dated October 15, 2014, last revised November 12, 2014.

4.	ATLA/ASCM Land Title Survey, Red Lion Hotel, 2300 Evergreen Park Drive, Olympia, Washington, prepared by Duryea & Associates, P.S., Job No. 14-1880C, dated November 24, 2014.

5.	ALTA/ASCM Land Title Survey, Red Lion Hotel, 2525 North 20th Avenue, Pasco, WA, prepared by Duryea & Associates, P.S., Job No. 14-1880D, dated October 13, 2014, last revised November 10, 2014.

6.	ALTA/ASCM Land Title Survey, Red Lion Hotel, 802 George Washington Way, Richland, WA, prepared by Duryea & Associates, P.S., Job No. 03-699E, dated October 15, 2014, last revised November 11, 2014.

7.	ALTA/ASCM Land Title Survey, Red Lion Hotel, 1800 W Fairview Ave, Boise, ID, prepared by Duryea & Associates, P.S., Job No. 14-1880F, dated October 16, 2014, last revised November 20, 2014.

8.	ALTA/ASCM Land Title Survey, Red Lion Hotel, 221 North Lincoln, Port Angeles, WA, prepared by Duryea & Associates, P.S., Job No. 03-699C 2014, dated October 2014, last revised November 10, 2014.

9.	ALTA/ASCM Land Title Survey, Red Lion Hotel, 1830 Hilltop Drive, Redding, CA, prepared by Duryea & Associates, P.S., Job No. 03-699A, dated October 2014, last revised November 11, 2014.

10.	ALTA/ASCM Land Title Survey, Red Lion Hotel, 414 East 1st Avenue, Post Falls, ID, prepared by Duryea & Associates, P.S., Job No. 14-1880A, dated October 2014, last revised November 18, 2014.

11.	ALTA/ASCM Land Title Survey, Red Lion Hotel, 303 W North River Drive, Spokane, WA, prepared by Duryea & Associates, P.S., Job No. 01-561-2014, dated October 2014, last revised November 18, 2014.

12.	ALTA/ASCM Land Title Survey, Red Lion Hotel, 161 W. 600 S. Street, Salt Lake City, UT, prepared by Clark Surveying, Project No. 14616, dated October 15, 2014, last revised November 17, 2014.

ENVIRONMENTAL REPORTS

1.	Bend - Phase I Environmental Site Assessment – EMG – Project # 111559.14R–009.135, October 1, 2014

2.	Boise - Phase I Environmental Site Assessment – EMG - Project # 111559.14R–010.135, October 3, 2014

3.	Coos Bay - Phase I Environmental Site Assessment – EMG – Project # 111559.14R–08.135, October 6, 2014

4.	Eureka - Phase I Environmental Site Assessment – EMG – Project # 111559.14R-005.135, October 3, 2014

5.	Olympia - Phase I Environmental Site Assessment - EMG – Project # 111559.14R–012.135, October 3, 2013

6.	Pasco - Phase I Environmental Site Assessment – EMG – Project # 111559.144R-004.135, October 3, 2014

7.	Port Angeles – Phase I Environmental Site Assessment – EMG – Project # 111559.14R- 003.135, October 6, 2014

8.	Post Falls - Phase I Environmental Site Assessment – EMG – Project # 111559.14R- 011.135, October 3, 2014

9.	Redding - Phase I Environmental Site Assessment – EMG – Project # 111559.14R-007. 066, October 3, 2014

10.	Richland - Phase I Environmental Site Assessment – EMG – Project # 111559.14R-006.135, October 3, 2014

11.	Salt Lake - Phase I Environmental Site Assessment – EMG – Project # 111559.14R-002.135, October 3, 2014

12.	Spokane - Phase I Environmental Site Assessment – EMT – Project # 111559.14R-001.135, October 3, 2014

Deferred Maintenance Items

Red Lion Deferred Maintenance & ADA Reserve - $198,735 Costs (115% - $228,545 Reserve) Hotel at the Park, Spokane - $11,500 – 115% ($13,225)
ADA items- $9,100 including:
•Parking - Add signage indicating Accessible Parking

•	Parking - Add signage indicating Van Accessible Parking

•	Guest Rooms - Convert standard hotel room to accessible

•	Guest Rooms - Provide assistive listening kit

•	Provide accessible access to exercise room

Replace Insulated storage tank - $2,400
Salt Lake City - $94,623 – 115% ($108,816)
ADA items- $20,873 including:

•	Parking - Add signage indicating Accessible Parking

•	Parking - Add van-accessible parking space with sign

•	Guest Rooms - Provide assistive listening kit

•	Toilet Rooms - Wrap drain pipes below accessible lavatory

•	Toilet Rooms - Modify existing lavatory for ADA compliance

•	Toilet Rooms - Lower urinal for ADA compliance

•	Replace drinking fountain for ADA compliance

•	Modify reception to meet ADA

General Site Improvements - $15,000 Exterior Walls - $10,400
Paving Sidewalks and Parking - $48,360

Port Angeles - $4,901 - 115% ($5,636)
ADA items- $4,901 including:

•	Swimming Pool - Provide ADA pool/spa lift

•	Toilet Rooms - Wrap drain pipes below accessible lavatory

•	Parking - Add van-accessible parking space with sign

Pasco - $900 – 115% ($1,035)
ADA items- $900 including:

•	Listening Kits

•	Swimming Pool - Provide ADA pool/spa lift

Eureka - $3,500 – 115% ($4,025)
Roofing Repair - $3,500

Richland - $9,901 – 115% ($11,386)
ADA items- $9,901 including:

•	Guest Rooms - Convert standard hotel room to accessible

•	Guest Rooms - Provide assistive listening kit

•	Swimming Pool - Provide ADA pool/spa lift

Redding - $15,000 – 115% ($17,250)
Paving, Parking, Sidewalks - $15,000

Coos Bay - $5,537 – ($6,402)
ADA items- $5,537 including:

•	Parking - Add accessible parking space with sign

•	Parking - Add signage indicating Accessible Parking

•	Swimming Pool - Provide ADA spa lift

•	Shower stall. Install transition strip at lip of shower base

•	Toilet Rooms - Wrap drain pipes below accessible lavatory

•	Toilet Rooms - Replace lavatory with ADA lever handles

•	Guest Rooms - Provide assistive listening kit

Bend - $6,323 – 115% ($7,271)
ADA items- $6,323 including:

•	Parking - Add accessible parking space with sign

•	Parking - Add signage indicating Accessible Parking

•	Guest Rooms - Provide assistive listening kit

•	Toilet Rooms - Modify existing lavatory for ADA compliance

•	Toilet Rooms - Wrap drain pipes below accessible lavatory

Boise - $28,267 – 115% ($32,507)
ADA items- $4,267 including:

•	Parking - Install curb cut to meet ADA guidelines

•	Spa Pool - Provide ADA pool/spa lift
•Guest Rooms - Provide assistive listening kit Repair/replace HVAC - $24,000
Post Falls - $5,446 – 115% ($6,263)
ADA items- $5,446 including:

•	Guest Rooms - Provide assistive listening kit

Olympia - $12,806 – 115% ($14,727)
ADA items- $4,806 including

•	Parking - Add van-accessible parking space with sign

•	Swimming Pool - Provide ADA pool/spa lift
•Guest Rooms - Provide assistive listening kit Paving, Parking, Sidewalks - $8,000

SCHEDULE 4.1(b)
Organizational Chart
(See Attached)

DM Prepared 1/14/15 as Updated FINAL
RED LION – SHELBOURNE JV **
** - post-transfer of 45% Interest to

Falcon Investors LLC
Shelbourne Capital LLC

Falcon RLH Investors I, LLC

Shelbourne Capital GP, LLC
Manager

Shelbourne Principals

Shelbourne member

+ - either directly or through an entity controlled by him

Payday Partners, LLC

Investor(s)

Investor(s)

Steven Fishman+

SF RLH LLC

Shelbourne Capital Lion Promote LP

Manager

Shelbourne Falcon Lion Investors LLC
Columbia Pacific Real Estate Fund II, LP
Red Lion Hotels Corporation

Manager

Manager Manager

RL VENTURE LLC a Delaware limited liability company

RL VENTURE HOLDING LLC a Delaware limited liability company

Pacific Western Bank    Financing
Borrowers are (1) all Property Owners and (2) RL Venture Holding LLC.
Guarantor (for Indemnity Guaranty, Environmental Indemnity and Completion Guaranty) is Red Lion Hotels Corporation (with joinders of Shelbourne Capital LLC, Payday Partners, LLC, Falcon Investors LLC and Steven Fishman, all of whom have indirect interests in Shelbourne Falcon RLHC Hotel Investors LLC)

Permitted Debt (Trade Payables)

Hotel at the Park	632,383
Templin's	402,410
Salt Lake City	620,081
Olympia	441,753
Eureka	223,816
Pasco	348,391
Port Angeles	390,893
Redding	333,242
Richland	186,478
Bend	78,654
Boise	201,965

Coos Bay	139,934
4,000,000

Rent Roll

(See Attached)

Schedule 4.1(bb) Rent Roll

	OCCUPANT	MONTHLY	SQUARE	LEASE STARTING	LEASE EXP
	NAME	RENT	FEET	DATE	DATE	Security Deposits
	Buck N Dulge Inc. DBA
Bend	Black Bear Diner	$5,721.59	5,343	8/1/2014	7/31/2017	0.00

Boise    Cricket Cell Phone Tower    $    1,472.33    n/a    4/1/2001    3/1/2016    0.00

Pasco    Roasters Coffee    $    2,000.00    320    2/1/2009    1/31/2019    $1,500.00

Salt Lake City	Golden Razor Barber Shop	$ 450.00	751	3/1/1989	MTM	0.00
	GlitzGift Shops	$250.00	650	4/1/2010	MTM	0.00

SCHEDULE 4.1(dd)
Material Contracts

None.

SCHEDULE 5.32(b)
Operating Budget 2015

(See Attached)
*** The 13 pages of the 2015 operating budget have been omitted from this filing.